UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

FibroGen, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FIBROGEN, INC.

409 Illinois Street

San Francisco, CA 94158

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 5, 2024

Dear Stockholder:

You are cordially invited to attend the 2024 Annual Meeting Stockholders (the “Annual Meeting”) of FibroGen, Inc., a Delaware corporation (also referred to as “we,” “us,” “FibroGen,” and the “Company”). The Annual Meeting will be held via live audio webcast on the internet. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/FGEN2024.

The Annual Meeting will be held on Wednesday, June 5, 2024 at 8:00 a.m. Pacific Time for the following purposes:

1.
To elect our Class I director nominees, Thane Wettig, James A. Schoeneck, and Maykin Ho, Ph.D., to our board of directors to hold office until the 2027 annual meeting of stockholders.
2.
To approve the FibroGen, Inc. 2024 Equity Incentive Plan.
3.
To approve, on an advisory basis, the compensation of the Company’s named executive officers.
4.
To ratify the selection, by the Audit Committee of our board of directors, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024.
5.
To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.
6.
To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this notice.

The record date for the Annual Meeting is April 8, 2024 (the “Record Date”). Only stockholders of record at the close of business on that date may vote by proxy or at the Annual Meeting (live audio webcast) or any adjournment thereof. Please see the attached proxy statement for information on how to vote by proxy and how to attend and vote at the Annual Meeting.

A list of our record stockholders entitled to vote as of the close of business on the Record Date will be available for review during regular business hours at our principal executive offices at 409 Illinois Street, San Francisco, California 94158 for ten days prior to the Annual Meeting for any legally valid purpose related to the Annual Meeting, and will available during the entire time of the Annual Meeting at www.virtualshareholdermeeting.com/FGEN2024.

Important Notice Regarding the Availability of Proxy Materials for the Annual Stockholders’ Meeting

The proxy statement and Annual Report on Form 10-K

are available at www.proxyvote.com.

By Order of the Board of Directors

April 24, 2024

Your vote is very important. Whether or not you expect to attend the Annual Meeting, please vote online or by telephone prior to the Annual Meeting as instructed in these materials, or if you requested and received a proxy by mail, please complete, date, sign, and return the proxy as promptly as possible in order to ensure your representation at the Annual Meeting. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. Please review the section below “How do I vote?” for specific instructions on voting your shares before and during the Annual Meeting.

FIBROGEN, INC.

409 Illinois Street

San Francisco, CA 94158

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

June 5, 2024

INFORMATION CONCERNING SOLICITATION AND VOTING

The board of directors (the “Board”) of FibroGen is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the online Annual Meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, please vote online or by telephone as instructed in these materials, or if you requested and received a proxy by mail, please complete, date, sign, and return the proxy as promptly as possible in order to ensure your representation at the Annual Meeting.

The proxy materials, including this proxy statement, proxy card or voting instruction card, and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed on February 26, 2024 (“Annual Report”), are being distributed and made available on or about April 24, 2024. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

In accordance with rules and regulations adopted by the United States (“U.S.”) Securities and Exchange Commission (the “SEC”), we have elected to provide our stockholders access to our proxy materials online. Accordingly, we intend to mail a Notice of Internet Availability of Proxy Materials (the “Notice”) on or about April 24, 2024 to stockholders of record entitled to vote at the Annual Meeting. Stockholders will have the ability to access the proxy materials at www.proxyvote.com, on the website referred to in the Notice, or request a printed set of the proxy materials be sent to them by following the instructions in the Notice.

The Notice will also provide instructions on how you can elect to receive future proxy materials electronically or in printed form by mail. If you choose to receive future proxy materials electronically, you will receive an email next year with instructions containing a link to the proxy materials and a link to the proxy-voting site. Your election to receive proxy materials electronically or in printed form by mail will remain in effect until you change such election.

Choosing to receive future proxy materials electronically will allow us to more rapidly provide you with the information you need, will conserve natural resources, and will reduce the costs of printing and mailing documents to you.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive the Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Notices are sent to stockholders who have not yet made an election to receive proxy materials by mail or electronically. Instructions on how to access the full set of proxy materials online or to request a paper copy may be found in the Notice. In addition, you may request to receive future proxy materials in printed form by mail or electronically. Your election to receive future proxy materials by mail or electronically will remain in effect until you change such election.

Why did I receive a full set of proxy materials instead of a Notice of Internet Availability of Proxy Materials?

We are providing paper copies of the proxy materials to stockholders who have previously requested to receive them. If you would like to reduce the environmental impact of and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically via email or access them online. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card and, when prompted, indicate that you agree to receive or access future stockholder communications electronically. Alternatively, you can go to www.proxyvote.com where you can access the proxy materials and enroll for online delivery of the proxy materials.

How do I attend the Annual Meeting?

You must be a stockholder of record or a beneficial holder of FibroGen shares of common stock at the close of business on April 8, 2024 to attend and vote at the Annual Meeting. The Annual Meeting will be held on Wednesday, June 5, 2024 at 8:00 a.m. Pacific Time via live audio webcast that can be accessed at www.virtualshareholdermeeting.com/FGEN2024.

You will not be able to attend the Annual Meeting in person. If you wish to attend and vote at the Annual Meeting online, you must have the 16-digit control number included on your Notice, your proxy card (that you may request or that was delivered to you) or the instructions that accompanied your proxy materials. Beneficial holders of FibroGen shares of common stock who do not receive a 16-digit control number from their bank or brokerage firm and who wish to attend the Annual Meeting should follow the instructions from their bank or brokerage firm, including any requirement to obtain a legal proxy. Most banks or brokerage firms allow a stockholder to obtain a legal proxy either online or by mail.

Online check-in will begin at 7:45 a.m. Pacific Time on June 5, 2024. We recommend allowing ample time for the online check-in process. Additional information on who can vote and how to vote at the Annual Meeting is discussed below.

How do I ask questions during the Annual Meeting?

Our Annual Meeting will be conducted online in a “virtual format” only (live audio webcast) and has been designed to allow stockholders to submit questions and comments pertaining to the meeting’s business before and during the Annual Meeting. You may submit questions when online check-in begins at 7:45 a.m. Pacific Time on June 5, 2024 and during the Annual Meeting at www.virtualshareholdermeeting.com/FGEN2024. Company directors and key executive officers are expected to be available to answer questions. We will attempt to respond to as many inquiries pertaining to business properly brought before the Annual Meeting as time allows.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the online meeting website?

Technicians will be available to assist you with any technical difficulties you may have accessing the virtual website platform. If you encounter any difficulties accessing the virtual meeting platform during the check-in or meeting time, please call the number posted on www.virtualshareholdermeeting.com/FGEN2024.

If I cannot attend the Annual Meeting online, can I vote or listen to it later?

You may vote your shares electronically before the meeting by internet, by proxy or by telephone as described below. You do not need to access the Annual Meeting webcast to vote if you submitted your vote via proxy, by internet or by telephone in advance of the Annual Meeting. A recording of the Annual Meeting, including the questions answered during the meeting, will be available on our investor relations website at https://investor.fibrogen.com for 30-days following the Annual Meeting.

Will a list of record stockholders as of the Record Date be available?

A list of our record stockholders entitled to vote as of the close of business on the Record Date will be available for review during regular business hours at our principal executive offices at 409 Illinois Street, San Francisco, California 94158 for ten days prior to the Annual Meeting for any legally valid purpose related to the Annual Meeting, and will available during the entire time of the Annual Meeting at www.virtualshareholdermeeting.com/FGEN2024.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 8, 2024 will be entitled to vote at the Annual Meeting. On the Record Date, there were 99,474,398 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on April 8, 2024 your shares were registered directly in your name with FibroGen’s transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote before or during the Annual Meeting or vote by proxy. You will need your 16-digit control number included on your Notice, your proxy card (that you may request or that was delivered to you) or the instructions that accompanied your proxy materials in order to be able to vote during the Annual Meeting. Whether or not you plan to attend the Annual Meeting online, we urge you to fill out and return your proxy card or vote by proxy online or by telephone as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 8, 2024 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You will receive instructions from the stockholder of record that you must follow for your shares to be voted. You are also invited to attend the Annual Meeting. You will need your 16-digit control number included on your voting instruction form in order to be able to vote during the Annual Meeting. Beneficial holders of FibroGen shares who do not receive a 16-digit control number from their bank or brokerage firm and who wish to vote at the Annual Meeting should follow the instructions from their bank or brokerage firm, including any requirement to obtain a legal proxy. Most banks or brokerage firms allow a stockholder to obtain a legal proxy either online or by mail.

What am I voting on?

There are five matters scheduled for a vote:

1.
To elect our Class I director nominees, Thane Wettig, James A. Schoeneck, and Maykin Ho, Ph.D., to the Board to hold office until the 2027 annual meeting of stockholders.
2.
To approve the FibroGen, Inc. 2024 Equity Incentive Plan.
3.
To approve, on an advisory basis, the compensation of the Company’s named executive officers.
4.
To ratify the selection, by the Audit Committee of the Board, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024.
5.
To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers.

What if another matter is properly brought before the Annual Meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

How do I vote?

For Proposal No. 1, you may either vote “For” each of our Class I director nominees to the Board or you may “Withhold” your vote for any Class I director nominee that you specify.

For Proposal No. 2, you may vote “For” or “Against,” or abstain from voting.

For Proposal No. 3, you may vote “For” or “Against,” or abstain from voting.

For Proposal No. 4, you may vote “For” or “Against,” or abstain from voting.

For Proposal No. 5, you may vote Every “One Year”, Every “Two Years”, Every “Three Years” or abstain from voting.

The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote online at the Annual Meeting, vote by proxy over the telephone, vote by proxy through the internet, or vote by proxy using a proxy card that you may request or that was delivered to you. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote online even if you have already voted by proxy.

•
To vote online during the Annual Meeting, please visit www.virtualshareholdermeeting.com/FGEN2024. You will be asked to provide the 16-digit control number included on your Notice, your proxy card (that you may request or that was delivered to you) or the instructions that accompanied your proxy materials. Once you have logged into the Annual Meeting, please follow the instructions to vote your shares. If you do not have your 16-digit control number, you will be able to access and listen to the Annual Meeting but you will not be able to vote your shares or submit questions.
•
To vote by telephone before the Annual Meeting, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the 16-digit control number included on your Notice, your proxy card (that you may request or that was delivered you) or the instructions that accompanied your proxy materials. Your vote must be received by 11:59 p.m. Eastern Time on June 4, 2024 to be counted.
•
To vote using a proxy card before the Annual Meeting, simply complete, sign, and date the proxy card that you may request or that was delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•
To vote through the internet before the Annual Meeting, visit www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number included on your Notice, your proxy card (that you may request or that was delivered you) or the instructions that accompanied your proxy materials. Your vote must be received by 11:59 p.m. Eastern Time on June 4, 2024 to be counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a Notice containing voting instructions from that organization rather than from us. Simply follow the instructions in the Notice to ensure that your vote is counted. Please also note that since you are not the stockholder of record, you may only vote your shares during the Annual Meeting if you request and obtain a valid 16-digit control number from your broker, bank or other nominee. Beneficial owners who attend the Annual Meeting should follow the instructions at www.virtualshareholdermeeting.com/FGEN2024 to vote during the meeting.

Internet proxy voting is provided to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies.

What does it mean if I receive more than one set of proxy materials?

You should receive more than one set of proxy materials if your shares are registered under different names or held in different accounts as of the Record Date (for example, if you are both a stockholder of record and beneficial owner). Please follow the voting instructions and vote separately for each set of proxy card/materials you receive to ensure that all of your shares are voted. All of your shares may be voted at www.proxyvote.com regardless of which account they are registered or held in.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of April 8, 2024.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies.

Can I vote my shares by filling out and returning the Notice?

No. The Notice will, however, provide instructions on how to vote online, by telephone, by mail (by requesting a paper proxy card or voting instruction card), and at the Annual Meeting.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•
You may submit another properly completed proxy card with a later date;
•
You may submit a subsequent proxy by telephone or through the internet (only your last telephone or internet proxy will be counted) before 11:59 p.m. Eastern Time on June 4, 2024;
•
You may send a timely written notice that you are revoking your proxy to our Secretary at 409 Illinois Street, San Francisco, California 94158; or
•
You may attend and vote at the Annual Meeting by following the instructions at www.virtualshareholdermeeting.com/FGEN2024. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

Your most current vote (prior to the deadline) by internet, telephone or proxy card is the one that is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you must contact the organization holding your shares and follow their instructions for revoking or changing your vote.

When are stockholder proposals due for next year’s annual meeting of stockholders?

Any stockholder who meets the requirements of the proxy rules under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may submit proposals to the Board to be presented at the 2025 annual meeting of stockholders. Such proposals must comply with the requirements of Rule 14a-8 under the Exchange Act. To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 25, 2024, to our Secretary at 409 Illinois Street, San Francisco, California 94158; provided, however, that if our 2025 annual meeting of stockholders is held before May 6, 2025 or after July 5, 2025, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2025 annual meeting of stockholders.

Our amended and restated bylaws also provide for separate notice procedures to recommend a person for nomination as a director or to propose business to be considered by stockholders at a meeting, provided that such proposal or nominee would not be included in next year’s proxy materials. Such proposals must comply with the requirements, including without limitation, the separate notice procedures, of our amended and restated bylaws. If you wish to submit such a proposal or nominate a director, written notice must be received by our Secretary no later than the close of business on March 7, 2025 nor earlier than the close of business on February 5, 2025; provided, however, that if our 2025 annual meeting of stockholders is held before May 6, 2025 or after July 5, 2025, then the proposal must be received no earlier than the close of business on the 120thday prior to such annual meeting and no later than the close of business on the later of the 90th day prior to such annual meeting or the 10thday following the day on which public announcement of the date of such annual meeting is first made.

How are votes counted?

Votes will be counted separately for each proposal by the inspector of election appointed for the Annual Meeting. For the proposal to elect directors, only “For” votes will affect the outcome. With respect to Proposals No. 2, No. 3, and No.4, votes “For” and “Against” and abstentions will be counted, with abstentions having the same effect as “Against” votes. With respect to Proposal No. 5, only votes for “1 Year”, “2 Years” or “3 Years” will affect the outcome. Except for Proposal No.4, Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What if I return a proxy card or otherwise vote but do not make specific choices?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and return a signed and dated proxy card or otherwise vote without marking a voting selection, your shares will be voted as follows:

•
“For” the election of each of the three Class I director nominees named in this proxy statement to serve on the Board (Proposal No. 1);
•
“For” the approval of the FibroGen, Inc. 2024 Equity Incentive Plan (Proposal No. 2);
•
“For” the approval, on an advisory basis, of the compensation of our named executive officers (Proposal No. 3);
•
“For” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (Proposal No. 4); and
•
Every “1 Year” as the preferred frequency with which we are to hold an advisory vote on the compensation of our named executive officers (Proposal No. 5).

If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on the proxy card) will vote your shares as recommended by the Board or, if no recommendation is given, will vote your shares using his or her best judgment.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, and you do not provide the broker or other nominee that holds your shares with voting instructions, the broker or other nominee may vote your shares if they have discretionary authority to vote on the particular matter.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of The New York Stock Exchange, “non -routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), approval of a new equity incentive plan, and executive compensation, including the advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation.

How many votes are needed to approve each proposal?

•
For Proposal No. 1, the election of directors, the three Class I director nominees to serve as Class I directors until the 2027 annual meeting of stockholders receiving the most “For” votes from the holders of shares present online at the Annual Meeting or represented by proxy and entitled to vote generally on the election of directors will be elected. Only “For” votes will affect the outcome. Broker non-votes will have no effect on the outcome of Proposal No. 1.
•
For Proposal No.2, the vote to approve the FibroGen, Inc. 2024 Equity Incentive Plan will be considered to be approved if it receives “For” votes from the holders of a majority of shares present online at the Annual Meeting or represented by proxy and entitled to vote generally on the subject matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.
•
For Proposal No. 3, the advisory vote to approve the compensation of the Company’s named executive officers will be considered to be approved if it receives “For” votes from the holders of a majority of shares present online at the Annual Meeting or represented by proxy and entitled to vote generally on the subject matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.
•
To be approved, Proposal No. 4, ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its year ending December 31, 2024, must receive “For” votes from the holders of a majority of shares present online at the Annual Meeting or by proxy and entitled to vote generally on the subject matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote.
•
For Proposal No. 5, the advisory vote on the frequency of stockholder advisory votes on executive compensation, the frequency receiving the votes of the holders of a majority of shares present online at the Annual Meeting or represented by proxy and entitled to vote generally on the subject matter. Only votes for “1 Year”, “2 Years” or “3 Years” will affect the outcome. Broker non-votes will have no effect.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares entitled to vote are present online at the Annual Meeting or represented by proxy. On the Record Date, there were 99,474,398 shares of common stock outstanding and entitled to vote. Thus, the holders of 49,737,199 shares must be present online or represented by proxy at the Annual Meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present at the Annual Meeting online or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended report on Form 8-K to publish the final results.

Which proxy materials are available online?

The proxy statement and Annual Report on Form 10-K are available at www.proxyvote.com.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that could cause our actual results, levels of activity, performance, or achievement to differ materially from those expressed or implied by these forward-looking statements.

Forward-looking statements include all statements that are not historical facts. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “could,” “would,” “expects,” “plans,” “anticipates,” “seeks,” “intends,” “strives,” “believes,” “estimates,” “projects,” “predicts,” “potential,” or the negative of those terms, and similar expressions and comparable terminology intended to identify forward-looking statements. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties, including those outlined in our Annual Report. Given these uncertainties, you should not place undue reliance on these forward-looking statements. These forward-looking statements represent our estimates and assumptions only as of the date of this proxy statement and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise after the date of this proxy statement.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board is divided into three classes: Class I, Class II, and Class III, with each class having a three-year term. Vacancies on the Board, unless the Board determines by resolution that any such vacancies shall be filled by stockholders, may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until the director’s successor is duly elected and qualified.

The Board presently has 9 members. There are four directors in Class I whose terms of office expire in 2024. The nominees for election this year to Class I, Thane Wettig, James A. Schoeneck, and Maykin Ho, Ph.D., are currently directors of the Company and were previously elected by our stockholders or appointed by the Board. If re-elected at the Annual Meeting, the Class I director nominees would serve until the 2027 annual meeting of stockholders and until their successors have been duly elected and qualified, or if sooner, until the director’s death, resignation, or removal. Jeffrey W. Henderson will continue in office only until the 2024 Annual Meeting. It is the Company’s policy to encourage directors and nominees for director to attend the Annual Meeting. Seven directors then-elected and serving as directors attended the 2023 annual meeting of stockholders.

Directors are elected by a plurality of the votes of the holders of shares present online at the Annual Meeting, by remote communication, if applicable, or represented by proxy and entitled to vote generally on the election of directors. The Class I director nominees receiving the three highest number of affirmative votes will be elected. Stockholders may not vote, or submit a proxy, for a greater number of Class I director nominees than the number of Class I director nominees named in this proxy statement. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the Class I director nominees named below. If any Class I director nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that Class I director nominee will instead be voted for the election of a substitute nominee proposed by the Company. Each person nominated for election has agreed to serve if elected. The Company’s management has no reason to believe that any Class I director nominee will be unable to serve.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2027 ANNUAL MEETING — CLASS I

Thane Wettig, 59, has served as our Chief Executive Officer beginning October 6, 2023, and was formerly Chief Commercial Officer between June 2020 and July 22, 2023. On July 23, 2023, Mr. Wettig was appointed as interim Chief Executive Officer. Mr. Wettig has more than 30 years of global biopharmaceutical leadership and commercial experience. Mr. Wettig previously served as Chief Commercial Officer and Metabolic Franchise Head at Intarcia Therapeutics. Prior to joining Intarcia in 2018, Mr. Wettig served as Chief Marketing Officer (Vice President of Global Marketing, Strategy and Alliance Management) for Lilly Diabetes, leading the development and launch of multiple blockbuster diabetes medicines during a period of unprecedented growth of Lilly’s diabetes business. Mr. Wettig began his career at Lilly in 1990. He was promoted to Vice President of Global Marketing for Diabetes Brands in 2004, and assumed the role as Chief Marketing Officer for Lilly Diabetes when it was formed in 2009. Mr. Wettig also played an integral role in the design and management of Lilly’s highly successful diabetes alliance between Lilly and Boehringer-Ingelheim. He is recognized throughout the industry as a seasoned executive with extensive brand building and launch experience. Mr. Wettig received his M.B.A. and B.A. in biology from Washington University in St. Louis.

James A. Schoeneck, age 66, was appointed Chairperson of our Board of Directors in January 2020 and has served on our board of directors since April 2010. Following the unexpected passing of Thomas B. Neff, FibroGen’s Founder and Chief Executive Officer, Mr. Schoeneck served as Interim Chief Executive Officer from August 2019 until January 2020. Mr. Schoeneck was Chief Executive Officer of Depomed, Inc., a commercial specialty pharmaceutical company, from 2011 until 2017, and joined the Board of Depomed in 2007. In addition, from 2015 to 2018, Mr. Schoeneck served on the board of directors of AnaptysBio, Inc. From 2005 until 2011, he was Chief Executive Officer of BrainCells, Inc., a privately-held biopharmaceutical company. Prior to joining BrainCells, Inc., he served as Chief Executive Officer of ActivX BioSciences, Inc., a development-stage biotechnology company. Mr. Schoeneck’s pharmaceutical experience also includes three years as President and Chief Executive Officer of Prometheus Laboratories Inc., a pharmaceutical and diagnostics products company. Prior to joining Prometheus, Mr. Schoeneck spent three years as Vice President and General Manager, Immunology, at Centocor Inc. (now Janssen Biotech, Inc.), a biotechnology company, where he led the development of Centocor’s commercial capabilities. His group launched Remicade®, which became one of the world’s largest pharmaceutical brands. Earlier in his career, he spent 13 years at Rhone-Poulenc Rorer Inc. (now Sanofi), a pharmaceutical company, serving in various sales and marketing positions of increasing responsibility. Since July 2020, Mr. Schoeneck has served on the board of Calidi Biotherapeutics, a cancer therapeutics company focused on oncolytic viruses and stem cells. Mr. Schoeneck holds a

B.S. in Education from Jacksonville State University. We believe that Mr. Schoeneck is qualified to serve on the Board because of his extensive management experience in biotechnology.

Maykin Ho, Ph.D., age 71, joined our board of directors in December 2018. Dr. Ho has more than 30 years of experience in the healthcare and finance industries. She serves on the boards of directors for Agios Pharmaceuticals, BioMarin Pharmaceutical Inc., Neumora Therapeutics, Parexel International Corporation, the Aaron Diamond AIDS Research Center, and the Institute for Protein Innovation. Dr. Ho is also a venture partner of Qiming Venture Partners, which she joined in July 2015, and a member of the Biotech Advisory Panel of the Stock Exchange of Hong Kong. In February 2015, Dr. Ho retired as a partner of the Goldman Sachs Group where she served as senior biotechnology analyst, co-head of healthcare for global investment research and advisory director for healthcare investment banking. Prior to Goldman Sachs, which she joined in 1992, Dr. Ho held various managerial positions in licensing, strategic planning, marketing and research at DuPont-Merck Pharmaceuticals and DuPont de Nemours & Company. She was a postdoctoral fellow at Harvard Medical School and a graduate of the Advanced Management Program at The Fuqua School of Business, Duke University. Dr. Ho received a Ph.D. in Microbiology and Immunology and a B.S. from the State University of New York, Downstate Medical Center. We believe Dr. Ho is qualified to serve on the Board because of her substantial experience in the healthcare and finance industries and her expertise in analysis of science and biotechnology.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2024 ANNUAL MEETING

Jeffrey W. Henderson, age 59, has served on our board of directors since August 2015. Mr. Henderson has more than 30 years of financial, commercial, and pharmaceutical industry experience. He most recently served as Chief Financial Officer for Cardinal Health Inc. from 2005 until 2014. His many responsibilities at Cardinal Health included oversight of the Company’s China commercial operations. Prior to Cardinal Health, Mr. Henderson was President and General Manager of Eli Lilly Canada Inc. and Vice President and Corporate Controller of Eli Lilly & Company. He joined Eli Lilly in 1998 as Vice President and Corporate Treasurer. His prior experience includes 10 years with General Motors, where he served in executive and managerial posts in Great Britain, Singapore, New York, and Canada. Mr. Henderson serves on the board of directors of Qualcomm Incorporated, Becton, Dickinson and Company, and Halozyme Therapeutics, Inc. He was an Advisory Director to Berkshire Partners LLC, a private equity firm, from 2015 until December 2019. Mr. Henderson is also President of JWH Consulting LLC, a business advisory firm primarily focused on healthcare. Mr. Henderson holds a B.S. degree in Electrical Engineering from Kettering University, Flint, Michigan, and his M.B.A. from Harvard Graduate School of Business Administration. We believe that Mr. Henderson is qualified to serve on the Board because of his financial and industry background, as well as his global experience in various leadership and management roles in the health and pharmaceutical industries.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2025 ANNUAL MEETING — CLASS II

Suzanne Blaug, age 66, joined the Board in June 2019. Ms. Blaug has more than 30 years of strategic and commercial experience in the biopharmaceutical industry. She has successfully brought new drugs to market at the global, regional, and local country levels in multiple therapeutic areas including Oncology, Cardiovascular, Immunology, Nephrology, Infectious Diseases, Neurology, and Psychiatry. Ms. Blaug most recently served as Senior Vice President, Global Marketing and Commercial Development at Amgen Inc. from 2012 to 2018. From 2004 until 2012, she was at Johnson & Johnson, where she held several positions including Head of Janssen Alzheimer Immunotherapy, Vice President Strategic Marketing and New Business Development at Janssen Europe, and Area Managing Director – UK, Italy, and Greece. Ms. Blaug started her career at Bristol-Myers Squibb in 1983, where she held numerous marketing, strategic, and general management positions in the U.S., Europe, Australia, and New Zealand. Ms. Blaug serves on the Healthcare at Kellogg Advisory Council at Northwestern University and is an advisor at PrescriberPoint. Ms. Blaug received her B.S. degree from the University of North Carolina at Chapel Hill, and her M.B.A. from the Kellogg School of Management at Northwestern University. We believe Ms. Blaug is qualified to serve on the Board based on her vast commercial and strategic experience in the pharmaceutical industry.

Benjamin F. Cravatt, Ph.D., age 54, was appointed to our board of directors in August 2020. Dr. Cravatt is a Professor and the Norton B. Gilula Chair of Chemical Biology in the Department of Chemistry at The Scripps Research Institute. His research group is interested in developing chemical proteomic technologies that enable protein and drug discovery on a global scale and applying these methods to characterize biochemical pathways that play important roles in human physiology and disease. Professor Cravatt joined the faculty at The Scripps Research Institute in 1997. Dr. Cravatt is a cofounder of Activx Biosciences, Abide Therapeutics, Vividion Therapeutics, and Belharra Therapeutics. He serves on the Board of Directors of Vividion, Belharra, and Autobahn Therapeutics. Dr. Cravatt’s honors include a Searle Scholar Award, the Eli Lilly Award in Biological Chemistry, a Cope Scholar Award, the ASBMB Merck Award, the RSC Jeremy Knowles Award, the AACR Award for Achievement in Chemistry in Cancer Research, and memberships in the American Academy of Arts and Sciences, National Academy of Inventors, National Academy of Medicine, and National Academy of Sciences. Dr. Cravatt obtained his undergraduate education at Stanford University, receiving a B.S. in the Biological Sciences and a B.A. in History. He then received a Ph.D. from The Scripps Research Institute in 1996. We believe Dr. Cravatt is qualified to serve on the Board due to his extensive background in research and experience in founding companies as well as serving on advisory boards and boards of directors.

Jeffrey L. Edwards, age 63, was appointed to our board of directors in 2015 after Mr. Edwards retired Allergan Inc., which he joined in 1993 and where he served as Executive Vice President, Finance and Business Development, Chief Financial Officer from September 2005 to August 2014. From 2003 to 2005, Mr. Edwards served as Allergan’s Corporate Vice President, Corporate and Business Development, and previously served as Senior Vice President, Treasury, Tax, and Investor Relations. Prior to joining Allergan, Mr. Edwards was with Banque Paribas and Security Pacific National Bank, where he held various senior-level positions in the credit and business development functions. In addition to serving on the board of directors of FibroGen, Inc., Mr. Edwards currently serves on the Compliance Committee, Audit Committee and as Compensation Committee Chairman of Bio-Rad Laboratories, Inc., a publicly traded, life sciences research and clinical diagnostic products company. Mr. Edwards serves on the board of directors, Audit Committee and Nominating and Corporate Governance Committee of Clearside Biomedical Inc., a publicly traded, clinical stage pharmaceutical company. Mr. Edwards also serves on the board of directors and as the Audit Committee chairman of Lifecore Biomedical, Inc. (formerly Landec Corporation), a publicly traded contract development and manufacturing organization (CDMO) that focuses on products and technologies within the biopharmaceutical and biotechnology sectors. Mr. Edwards received a B.A. in Sociology from Muhlenberg College and completed the Advanced Management Program at the Harvard Business School. We believe that Mr. Edwards is qualified to serve on the Board due to his pharmaceutical industry experience and public financial expertise.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2026 ANNUAL MEETING — CLASS III

Aoife Brennan, M.B., B.Ch., age 48, was appointed to our board of directors in August 2020. Dr. Brennan was most recently President and Chief Executive Officer of Synlogic, Inc from October 2018 to March 2024. Prior to joining Synlogic, Dr. Brennan served as Vice President and Head of the Rare Disease Innovation Unit at Biogen where her responsibilities included the global marketing approvals of ALPROLIX®, ELOCTATE® and SPINRAZA® as well as the advancement of several early-phase programs and external collaborations. She served as a Director of Ra Pharmaceuticals from September 2018 through their acquisition in April 2020 and has served as a Director of Cerevance since January 2020. Dr. Brennan holds a medical degree from Trinity College, Dublin, Ireland and completed residency and fellowship training in general internal medicine and endocrinology. She has completed post-doctoral training in clinical research and metabolism at the Beth Israel Deaconess Medical Center in Boston and is a graduate of the Harvard Medical School Scholars in Clinical Science Program. We believe Dr. Brennan is qualified to serve on the Board due to her broad clinical development background and management experience in biotechnology.

Gerald Lema, age 63, has served on our board of directors since September 2017. Mr. Lema has more than 30 years of pharmaceutical, diagnostics, healthcare, and consumer experience in Asia, Europe, the Middle East, Africa, the U.S., and Latin America. Mr. Lema currently serves as the Chairman and Managing Director of Windward Capital Ventures, a private investment fund based in Tokyo focused on biotechnology and technology ventures. Mr. Lema is also a Director of Catalyst, a global nonprofit organization. Prior to Windward Capital Ventures, Mr. Lema served as Corporate Vice President and President, Asia Pacific at Baxter International from 2005 until 2015. He has also served as Chairman and President, Japan at Baxter International since April 2007. Before Baxter, Mr. Lema worked for 18 years at Abbott Laboratories where he held several positions of increasing responsibility in general management, strategy and business development. His last position with Abbott was Corporate Vice President, Asia Pacific and Chairman, Abbott Japan, in Tokyo. He is co-author of Foreign Investment through Debt-Equity Swaps, and published in the MIT Sloan Management Review. Mr. Lema is a graduate of the Stanford University Executive Program, earned a Master of Business Administration from the Freeman School of Business at Tulane University, and has a Bachelor of Science degree in Engineering from Universidad del Valle, Colombia. We believe

Mr. Lema is qualified to serve on the Board due to his experience in the consumer and healthcare industries, as well as his experience serving in leadership roles at various pharmaceutical companies and investment groups around the world.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” EACH NAMED CLASS I DIRECTOR NOMINEE.

DIRECTORS AND CORPORATE GOVERNANCE

INDEPENDENCE OF THE BOARD OF DIRECTORS

Under the listing requirements and rules of Nasdaq, independent directors must comprise a majority of the Board. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and Nominating and Corporate Governance Committees must be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

In order to be considered to be independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

The Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment, and affiliations, including family relationships, the Board has determined that James A. Schoeneck, Suzanne Blaug, Aoife Brennan, M.B., B.Ch., Benjamin F. Cravatt, Ph.D., Jeffrey L. Edwards, Jeffrey W. Henderson, Maykin Ho, Ph.D., and Gerald Lema, currently representing a majority of our directors, do not have any relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. Thane Wettig, the Company’s Chief Executive Officer, is not an independent director by virtue of his employment with the Company.

The Board also determined that Messrs. Edwards and Lema and Dr. Ho, who comprise our Audit Committee, Ms. Blaug, Dr. Brennan, and Mr. Lema, who comprise our Compensation Committee, and Messrs. Schoeneck and Henderson, Ms. Blaug, and Dr. Cravatt, who comprise our Nominating and Corporate Governance Committee, satisfy the independence standards for those committees established by applicable rules and regulations of the SEC and the listing requirements of Nasdaq.

In making these determinations, the Board considered the current and prior business and personal activities and relationships that each non-employee director has, or has had, with our Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

BOARD LEADERSHIP STRUCTURE

The Board believes that the composition, strength, and experience of the current members of the Board, with 8 of the 9 current members qualifying as independent directors, including our Chairperson of the Board, will ensure that the Board continues to perform its duties independently as it concentrates on the most important areas of concern to the Company and evaluates the performance of the Company’s executive officers, including our Chief Executive Officer.

The Board has been led by Mr. Schoeneck, an independent, non-executive Chairperson of the Board since January 2020. Our Board believes that it is in the best interest of the Company and its stockholders for Mr. Schoeneck to continue to serve as Chairperson of the Board. Mr. Schoeneck possesses significant knowledge and experience in our industry and a deep understanding of our strategic objectives, all of which will continue to benefit the Company during the year ahead. The Company believes that separation of the positions of the Chairperson and Chief Executive Officer reinforces the independence of the Board in its oversight of the business and affairs of the Company. In addition, the Company believes that having an independent Chairperson creates an environment that is more conducive to the Board’s objective evaluation and oversight of management’s performance, increasing management accountability, and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders, including with respect to evaluating whether steps management is taking to manage risks are appropriate for the Company. The responsibilities of our Chairperson of the Board include: establishing the agenda for regular Board meetings and serving as Chairperson of such meetings; establishing the agenda for meetings of the independent directors; coordinating with the committee Chairs regarding meeting agendas and informational requirements; presiding over meetings of the independent directors; presiding over any portions of meetings of the Board at which the evaluation or compensation of the Chief Executive Officer is presented or discussed; presiding over any portions of meetings of the Board at which the performance of the Board is presented or discussed; and presiding at all meetings of the stockholders. As a result, we believe that such separation can enhance the effectiveness of our Board as a whole. We believe that the leadership structure of our Board is appropriate and enhances its ability to effectively carry out its roles and responsibilities on behalf of our stockholders.

ROLE OF THE BOARD IN RISK OVERSIGHT

One of the Board’s key functions is informed oversight of the Company’s risk management process. The Board is responsible for monitoring and assessing fundamental financial and business strategies and major corporate actions, assessing major risks facing FibroGen and considering ways to address those risks, selecting and overseeing management and determining its composition, and overseeing the establishment and maintenance of processes and conditions to maintain the integrity of FibroGen.

Throughout the year, our Board of Directors and its Committees engage with management to discuss and mitigate a wide range of enterprise risks, including cybersecurity and the Company's overall enterprise risk management ("ERM").

Our Audit Committee of the Board of Directors has the responsibility to review and discuss with management the Company’s guidelines, policies, and governance with respect to financial risk exposures and enterprise risk management (including with respect to cybersecurity) and to regularly report to the full Board. Our Audit Committee also oversees our internal audit department and management’s internal controls over financial reporting, including with respect to cybersecurity. Our Audit Committee receives regular presentations and reports on cybersecurity risks, progress on continued updates to the Company’s cybersecurity procedures, as well as is made aware, on a timely basis, of any cybersecurity incidents deemed significant enough to be raised to their attention by management, as well as ongoing updates regarding any such incident until it has been remediated.

Our Audit Committee also monitors legal matters and compliance with legal and regulatory requirements regarding the Company’s financial statements and accounting and other policies. Our Audit Committee also has overall responsibility for our Environmental Social and Governance plan and reporting.

Our Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance guidelines and policies as well as diversity matters with respect to the composition of the Board.

Our Compensation Committee assesses and monitors whether any of our compensation and human capital policies and programs have the potential to encourage excessive risk-taking, as well as employee diversity and pay-equity matters.

It is the responsibility of the committee Chairs to report findings to the Board. In addition, the Board meets with certain members of our executive team, including the head of our legal and compliance functions, who discuss the risks and exposures involved in their respective areas of responsibility, as well as any developments that could impact our risk profile or other aspects of our business.

CORPORATE RESPONSIBILITY

At FibroGen, we have embraced a corporate vision statement across our enterprise: At FibroGen, our purpose is to accelerate the development of novel therapies at the frontiers of cancer biology. Our vision is to be oncology innovators making a meaningful impact on the lives of patients in urgent need of transformative therapies. To reach this goal, our mission is to apply pioneering oncology expertise to deliver breakthrough therapies to patients.

Further, to enable our vision of excellence, we established a set of company-wide core values: empowerment, integrity and respect.

Empowerment – We lead, inspire, trust and encourage each other to share ideas and assume new challenges to excel. We are accountable to each other and our commitment to our patients.

Integrity – We intend to hold ourselves to the highest ethical standards in all we do: our work to bring therapies to market, the science we perform and our commitment to each other.

Respect for People – We strive to foster individual growth and promote an environment that supports continued learning. We stand together as a community to build and sustain a culture of diversity, equity & inclusion; and value each other’s opinion and work collaboratively to achieve optimal outcomes while treating each other with high regard and dignity. We also believe it is critical to conserve our world’s resources and strive to create a safe and healthy environment for our employees and patients.

These values are an integral part of our culture, our rewards, and recognition and performance management systems.

During 2023, FibroGen accomplished a number of environmental, social, and governance goals, including: adopting a clawback policy and expanding the robustness of our governance, cybersecurity and ESG public disclosures, as well as, establishing a patient diversity policy for clinical trials, a human rights policy, environmental policy, clinical trial code of ethics and a code of vendor conduct. During 2024, we plan to further refine our cybersecurity incidence response processes, and depending on the extent of the SEC’s pause with respect to the implementation of climate disclosure rules and regulations, explore a method of analysis designed to comply with such rules and regulations upon their eventual implementation.

Environment, Health and Safety

For pharmaceutical companies, the product life cycle and supply chain require the use of valuable resources. FibroGen is committed to continuously reducing its environmental footprint. We adhere to California environmental, health and safety standards and city ordinances. Reports from city inspections are shared with the management and appropriate corrective actions are executed across the Company. We have implemented programs to recycle or donate electronic equipment when possible, provide organic compost services in the workplace, use environmentally preferred office and janitorial supplies, reduced paper waste, and have worked with our collaboration partners to reduce the amount of our product packaging and to implement good shipping practices to consolidate waste. In addition to adhering to environmental regulations, we offer a subsidized public transit commuter program, onsite electric vehicle charging stations, a flexible work from home policy, global access to video conferencing and meetings, and online medical monitoring to reduce travel.

Ensuring that we have numerous programs in place to increase safety is critical to our success and fosters an experience of excellence at FibroGen. We continue to invest in lab and employee safety as well as employee health. We are also continuing to make investments in product safety and quality, and patient safety through our support of patient advocacy groups, patient support groups, expanded drug access programs, and clinical trial extensions.

Social, Diversity, Equity, and Inclusion

Our state-of-the-art human capital management system has significantly expanded our capabilities to develop and assess our employees. The biotechnology industry is an extremely competitive labor market and recruiting and retaining employees is critical to the continued success of our business. We are highly committed to building a diverse, dedicated, and impassioned team to deliver innovative therapies to patients facing serious unmet medical needs. Our core values of empowerment, integrity and respect for people are fundamental to how we attract, grow, engage, and retain our people. We focus on recruiting, retaining, and developing employees from a diverse range of backgrounds to conduct our research, development, commercialization, and administrative activities.

We consistently review and evaluate our people practices to ensure that we develop and retain a diverse, engaged and talented workforce. Our offerings include competitive, innovative and equitable pay practices, comprehensive health and wellness benefits, retirement and life insurance offerings, learning and giving programs, and flexible work arrangements. In addition to our employee and manager fundamentals learning programs, we offer wellness workouts, personal coaching and resiliency sessions, as well as access to LinkedIn Learning - an on-demand global learning management system. Our employees are offered up to 20 hours of internal career development programs each year in addition to tuition reimbursement eligibility. We build comprehensive development and succession plans at all levels in the organization to ensure that we have a strong pipeline of ready talent to meet our business outcomes. We also foster cross-functional growth opportunities and sponsor an annual promotions nomination and approval process.

The Company implemented pay transparency practices for all U.S. employees in December 2022. This initiative is part of our commitment to reduce gender and racial pay gaps by ensuring our pay practices are transparent for candidates and employees. Additionally, every two years, we hire outside counsel to complete a pay parity study, which includes differences in pay by gender, ethnicity, tenure and other demographic factors. We review the results of the study with the Compensation Committee of the Board and use such results to inform whether we have any gaps that need to be addressed. In our most recent pay parity study, in 2022 there were no significant findings. Minor differences in pay did not trend to one gender or the other; differences were not substantial and easily attributed to variables such as years of experience, education or certifications. We plan to conduct another pay parity study at the end of 2024 to ensure continued vigilance in this critical area.

We have increased our human capital and diversity efforts, and we expanded our diversity dashboards for statistical reporting to ensure visibility of our recruitment candidates as well as employee demographics. For the past three years, female representation in leadership has been a corporate goal.

Ensuring diversity in our workforce begins with role modeling and striving for diversity in senior management:

Board of Directors

On our Board of Directors, 3 of 9 members (33%) are female and 2 of 9 members (22%) identify as Asian or Hispanic.

U.S. Executives

Of our U.S. Executive population (Vice President and above), 37.5% are female. Of our U.S. executives that self-report ethnicity, 25% identify as Asian, Hispanic, or two or more ethnicities.

U.S. Workforce

Our U.S. workforce is 50% female. Our U.S. employees that self-report ethnicity are 58% Asian, Hispanic or Black.

China

Our China workforce is 57% female and of our China Executives (Vice President and above), 67% are female, an increase from 50% in 2022.

We continue to expand our efforts and corporate objectives to ensure female representation ethnic diversity in our workforce and leadership.

In 2022, FibroGen launched Women’s Network Group, which is devoted to supporting and encouraging women to develop and advance their skills and leadership potential by providing opportunities for connection, collaboration, mentorship, and support. The Group is open to all employees regardless of gender. Engagement includes such opportunities as special guest speakers, panel discussions with senior leaders, learning workshops “I am Remarkable”, mentorship, resiliency, allyship and book club discussions for example.

In 2023, we conducted a company-wide employee engagement survey. We had an overall participation rate of 96% with over 89% of respondents reporting that they felt highly engaged. Further, we continued to apply an independent firm’s established index for diversity, equity and inclusion index of 10 employee questions within the survey to measure the effectiveness of, and employee sentiment about, our progress in nurturing a culture of diversity, equity, belonging and inclusion; our diversity index score increased by a point to 89% over 2022. These scores significantly exceed normative industry participation and engagement benchmarks. Additionally, we have facilitated training in unconscious bias, increased transparency and communications with employees through increased “Ask Me Anything” all-employee sessions and town halls, and our employee assistance programs have been expanded to include tele-health options and digital applications for expanded access. FibroGen’s recognition platform called FUSE (FibroGen Unites, Supports, Engages) continued to serve as an outstanding platform for connection, community, reward and collaboration with over 1,200 recognitions in the calendar year with an average US employee population of 250 FTEs. We encourage employees to use this platform to recognize each other for living our vision and values and for the everyday things we do to support getting medicines to patients.

FibroGen believes that we have a responsibility to give back to our community by supporting career opportunities for those who would not otherwise have had access to learning, developing, and mentoring in our industry. During the summer of 2023, we again partnered with NextGene Girls and Young Community Developers and continued our high school and college internship program by providing meaningful opportunities in science for young women and men of color and those in underserved areas. We believe that by growing a pipeline of talent today, we will benefit the biotech industry and the community at large tomorrow. In addition, we partnered again with our local community Family House and donated toys to children that are either hospitalized at or receiving treatment from UCSF’s Benioff Children’s Hospital. We also participated in and donated to the PanCAN Purple Strides Walk to promote clinical trials and important research to improve the lives of patients with pancreatic cancer.

Governance and Risk Management

To enhance our corporate governance efforts, we maintain an internal audit function, made substantial improvements to our Sarbanes-Oxley compliance program and strengthened our internal controls over financial reporting. Throughout the year, the Board and its Committees engage with management to discuss a wide range of enterprise risks, such as risks related to FibroGen’s businesses, cybersecurity, enterprise risk management, and they confirm the alignment of risk assessment and mitigation with business strategy.

In 2022, we implemented an ERM program. Since then, we have performed enterprise risk assessments to help us identify and manage risks and seize opportunities that may arise as we seek to accomplish our corporate goals. ERM affects all areas of our business, including how we approach new or emerging challenges and opportunities and allocate resources. One of the organic benefits of a formal ERM process is that it builds and strengthens the risk awareness across the organization (enterprise-level, functional, and project-level risks) with a patient-first mindset. As we pursue our mission of delivering therapies in areas of significant unmet need, ERM facilitates and supports the delivery of our corporate objectives. This will be achieved through understanding and identifying risks and opportunities while putting the appropriate plans in place to capitalize on the ERM.

With respect to cybersecurity risks, our Board of Directors recognizes that cybersecurity represents an important component of the Company's overall enterprise risk management. Throughout the year, our Board of Directors and its Committees engage with management to discuss and mitigate a wide range of enterprise risks, including cybersecurity. We seek to mitigate cybersecurity risks through a cross-functional approach, including our Cybersecurity Committee, focused on preserving the confidentiality, security, and availability of the information that the Company collects and stores by identifying, preventing and mitigating cybersecurity threats and effectively responding to and remediating cybersecurity incidents as and if they occur.

We continually invest in information and cybersecurity services and technologies. Technical safeguards are designed to protect the Company's information systems from cybersecurity threats, including firewalls, continuous intrusion detection and response system(s), data leak prevention strategies, enhanced email protection software, antimalware functionality and access controls. These safeguards are evaluated and improved through periodic assessments and review of cybersecurity threat intelligence. We rely on third parties to support its cybersecurity program, including but not limited to email security management, security operations and vulnerability management.

We provide regular (at least annual) training for personnel regarding cybersecurity threats to equip our personnel with effective tools to address cybersecurity threats, and to communicate the Company's evolving information security procedures.

To better support our Company to continue meeting the needs of our patients globally, we streamlined existing systems and launched the enterprise resource planning system, System Analysis Program (“SAP”), at the beginning of 2023, covering Finance, Procurement, Supply Chain, and Manufacturing. With the implementation of this advanced technology platform, we aim to create a better user experience and reduce our Company’s overall risk profile through greater reliance on automated controls and system generated data.

Our compliance program is an essential application of our core value of integrity. Employees are enrolled in the annual compliance program, which emphasizes the shared responsibility for all colleagues to be good stewards of our organization through our commitment to maintaining the highest standards of business conduct and ethics. The annual compliance program includes certifications to confirm that employees understand and agree to abide by FibroGen’s corporate policies and guidelines, including our Anti-Bribery Policy, Code of Business Conduct and Ethics, Insider Trading and Trading Window Policy, Speak-Up and Reporting Policy, Social Media Policy, and Related Persons Transactions & SEC Compliance Policy, as well as engaging video program and presentations to enhance the understanding of the Foreign Corrupt Practices Act in general and to clarify our anti-bribery and data privacy guidelines. 100% of employees completed the 2023 annual compliance program. All new hires are also enrolled into such compliance program after they are hired. In addition, the Company operates a telephone hotline and whistleblower website available 24 hours a day, 7 days a week, that allow employees to report unethical practices anonymously.

MEETINGS OF THE BOARD OF DIRECTORS

The Board met 14 times during the year ended December 31, 2023, including telephone and video conference meetings. All directors attended or participated in at least 75% of the aggregate number of meetings of the Board and the committees on which they served during the portion of 2023 for which they were directors and committee members.

As required under applicable Nasdaq listing standards during the year ended December 31, 2023, the Company’s independent directors met in regularly scheduled executive sessions, a total of 6 times at which only independent directors were present.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board has three committees: an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The following table provides membership and meeting information for the year ended December 31, 2023 for each of the Board committees:

Name	Audit		Compensation		Nominating and Corporate Governance
James A. Schoeneck, Chairperson					X	*
Suzanne Blaug			X	*	X
Aoife Brennan, M.B., B.Ch.			X
Benjamin F. Cravatt, Ph.D.					X
Jeffrey L. Edwards	X	*
Jeffrey W. Henderson					X
Maykin Ho, Ph.D.	X
Gerald Lema	X		X
Total meetings in 2023	7		13		6

* Committee Chair

Our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee each have authority to engage legal counsel or other experts or consultants, as they deem appropriate to carry out their responsibilities. The Board has determined that each member of each committee meets the applicable Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would impair his or her individual exercise of independent judgment with regard to the Company.

Audit Committee

Our Audit Committee consists of Mr. Edwards, Dr. Ho and Mr. Lema. The Board has determined that Mr. Edwards, Dr. Ho and Mr. Lema are independent under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. The Chair of our Audit Committee is Mr. Edwards. The Board has determined that Mr. Edwards and Dr. Ho are each an “audit committee financial expert” within the meaning of the SEC regulations. The Board has also determined that each member of our Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, the Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector. The functions of this committee include:

•
selecting a qualified firm to serve as the independent registered public accounting firm to audit our financial statements and approving fees payable to such firm;
•
helping to ensure the independence and performance of the independent registered public accounting firm;
•
discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;
•
reviewing the determination and reporting of “critical audit matters” prior to filing the Company’s reports on Form 10-K or Form 10-Q;
•
developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•
reviewing our policies on risk assessment and risk management, including enterprise risk assessment and enterprise risk management;
•
periodically reviewing and discussing with members of the Company’s Cybersecurity Committee material risks and policies relating to data privacy, technology and information security;
•
overseeing FibroGen’s overall strategy related to environmental, social and corporate governance matters;
•
reviewing related party transactions;
•
obtaining and reviewing a report by the independent registered public accounting firm at least annually, that describes our internal quality-control procedures, any material issues with such procedures, and any steps taken to deal with such issues when required by applicable law; and
•
approving (or, as permitted, pre-approving) all audit and all permissible non-audit services, other than de minimis non-audit services, to be performed by the independent registered public accounting firm.

The Board reviews the Nasdaq listing standards definition of independence for Audit Committee members on an annual basis. Our Audit Committee met seven times during the year ended December 31, 2023. Our Audit Committee operates under a written charter that satisfies the applicable standards of the SEC and Nasdaq and which is available to stockholders on the Corporate Governance portion of our website at https://fibrogen.gcs-web.com/corporate-governance/highlights; however, information found on our website is not incorporated by reference into this proxy statement.

Compensation Committee

Our Compensation Committee consists of Ms. Blaug, Dr. Brennan, and Mr. Lema. The Board has determined that Ms. Blaug, Dr. Brennan, and Mr. Lema are independent under Nasdaq listing standards, each is a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act and each is an “outside director” as that term is defined in Section 162(m) of the Internal Revenue Code of 1986, as amended. The Chair of our Compensation Committee is Ms. Blaug. The Compensation Committee shall assist the Board in its oversight of the development, implementation, and effectiveness of the Company’s policies and strategies relating to its human capital management function, including:

•
reviewing and approving, or recommending that the Board approve, the compensation of our executive officers;
•
reviewing and recommending to the Board the compensation of our directors;
•
reviewing and recommending to the Board for approval the policies and strategies relating to our employee diversity practices;
•
reviewing and approving, or recommending that the Board approve, the terms of compensatory arrangements with our executive officers;
•
reviewing and considering the results of any advisory vote on executive compensation;
•
reviewing and approving, or recommending that the Board approve, incentive compensation and equity plans;
•
administering our stock and equity incentive plans;
•
selecting independent compensation consultants, approving fees payable to them, and assessing any conflicts of interest of compensation consultants;
•
reviewing and discussing the Company’s Compensation Discussion and Analysis, and recommending that it be included in the proxy statement;
•
establishing, approving, modifying and overseeing the Company’s compensation clawback or similar policies;
•
reviewing the succession plans for the non-CEO executive officers of FibroGen; and
•
reviewing and establishing general policies relating to recruiting, retention, career development, diversity, inclusion and belonging, and employment practices, as well as our overall compensation strategy and the compensation and benefits of our employees.

Under its charter, our Compensation Committee may form, and delegate authority to, subcommittees as appropriate.

Our Compensation Committee met thirteen times during the year ended December 31, 2023. The charter of our Compensation Committee is available to stockholders on the Corporate Governance portion of our website at https://fibrogen.gcs-web.com/corporate-governance/highlights; however, information found on our website is not incorporated by reference into this proxy statement.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Messrs. Schoeneck and Henderson, Ms. Blaug, and Dr. Cravatt. The Board has determined that Messrs. Schoeneck and Henderson, Ms. Blaug, and Dr. Cravatt are independent under the current rules and regulations of the SEC and Nasdaq. The Chair of our Nominating and Corporate Governance Committee is Mr. Schoeneck. The functions of this committee include:

•
identifying, evaluating, and selecting, or recommending that the Board approve, nominees for election to the Board and its committees, and nominees for the Chairperson of the Board or the lead independent director of the Board, as applicable;
•
evaluating the performance of the Board and of individual directors;
•
considering and making recommendations to the Board regarding the composition of the Board and its committees;
•
overseeing and reviewing with management director orientation programs and director continuing education programs;
•
considering and making recommendations to the Board regarding stockholder proposals;
•
reviewing developments in corporate governance practices;
•
evaluating the adequacy of our corporate governance practices and receipt of information within the Board;
•
developing and making recommendations to the Board regarding corporate governance guidelines and matters;
•
reviewing CEO succession plans and recommending to the Board a selection of appropriate individuals to succeed in this position;
•
overseeing an annual evaluation of the Board’s and committees’ performance; and
•
reviewing, discussing and assessing its own performance at least annually.

Our Nominating and Corporate Governance Committee met six times during the year ended December 31, 2023. The charter of our Nominating and Corporate Governance Committee is available to stockholders on the Corporate Governance portion of our website at https://fibrogen.gcs-web.com/corporate-governance/highlights; however, information found on our website is not incorporated by reference into this proxy statement.

Our Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications, including the ability to read and understand basic financial statements and having the highest personal integrity and ethics. Our Nominating and Corporate Governance Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of the Company, demonstrated excellence in his or her field, having the ability to exercise sound business judgment, and having the commitment to rigorously represent the long-term interests of the Company’s stockholders. The Board also believes that diversity in background, experience, perspective, and skills contributes to and enhances the Board’s capabilities. In identifying and recommending nominees to the Board, the Nominating and Corporate Governance Committee considers, in addition to a candidate’s professional qualifications, diversity of race, ethnicity, national origin, gender, age and sexual orientation. Our Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of the Company and the long-term interests of stockholders. In conducting this assessment, our Nominating and Corporate Governance Committee typically considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and the Company, to maintain a balance of knowledge, experience, and capability. In the case of incumbent directors whose terms of office are set to expire, our Nominating and Corporate Governance Committee reviews these directors’ overall service to the Company during their terms, including the number of meetings attended, level of participation, quality of performance and any other relationships and transactions that might impair the directors’ independence. In the case of new director candidates, our Nominating and Corporate Governance Committee also determines whether the nominee is independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. Our Nominating and Corporate Governance Committee may engage, if it deems appropriate, a professional search firm specializing in the recruitment of directors to compile a list of potential candidates. Our Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. Our Nominating and Corporate Governance Committee meets to discuss and consider the candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.

Our Nominating and Corporate Governance Committee, to date, has not adopted a formal policy with regard to the consideration of director candidates recommended by stockholders and will consider director candidates recommended by stockholders on a case-by-case basis, as appropriate. Our Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder. To date, our Nominating and Corporate Governance Committee has not received any such nominations nor has it rejected a director nominee from a stockholder or stockholders holding more than 5% of our voting stock. Stockholders who wish to recommend individuals for consideration by our Nominating and Corporate Governance Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Company’s Secretary at the following address: FibroGen, Inc., 409 Illinois Street, San Francisco, California 94158, no later than the close of business on March 7, 2025 nor earlier than the close of business on February 5, 2025; provided, however, that if our 2025 annual meeting of stockholders is held before May 6, 2025 or after July 5, 2025, then the proposal must be received no earlier than the close of business on the 120th day prior to such annual meeting and no later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. Submissions must include the name, age, business address, and residence address of such nominee, the principal occupation or employment of such nominee, the class and number of shares of each class of capital stock of the Company which are owned of record and beneficially by such nominee, the date or dates on which such shares were acquired and the investment intent of such acquisition, and such other information concerning such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved), or that is otherwise required to be disclosed pursuant to Section 14 of the Exchange Act and the rules and regulations thereunder. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

BOARD DIVERSITY

Our Board collectively possesses deep biopharmaceutical and healthcare industry experience, financial expertise and proven leadership abilities that we believe enables it to effectively oversee our strategy and operations. Further, our Board believes that the range of director skills, diversity and tenure across its members provides for breadth of knowledge, with a well-rounded balance of longer tenured, mid-term and newer directors to provide both perspective gained through historic institutional experience as well as fresh insights.

Average Tenure	Less than 5 Years	5-10 Years	10+ Years
6.23 years	5 directors	3 directors	1 director

The following Board Diversity Matrix provides the self-identified personal characteristics for the Board:

Board Diversity Matrix (As of April 24, 2024)
Total Number of Directors	9
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	6	-	-
Part II: Demographic Background
African American or Black	-	-	-	-
Alaskan Native or Native American	-	-	-	-
Asian	1	-	-	-
Hispanic or Latino	-	1	-	-
Native Hawaiian or Pacific Islander	-	-	-	-
White	2	5	-	-
Two or More Races or Ethnicities	-		-	-
LGBTQ+	-
Did Not Disclose Demographic Background	-

Our Board Diversity Matrix as of April 27, 2023 can be found in our proxy statement for the 2023 Annual Meeting filed with the SEC on April 27, 2023.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

The Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to Secretary, FibroGen, Inc., 409 Illinois Street, San Francisco, California 94158. All communications will be reviewed by our Secretary and, if requested by the stockholder, forwarded to the Board or an individual director, as applicable. Our Secretary reserves the right not to forward to the Board or any individual director any unduly frivolous, hostile, threatening, or similarly inappropriate materials.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all executive officers, directors and employees, including our principal executive officer and principal financial officer. This Code of Business Conduct and Ethics is available on the Corporate Governance portion of our website at https:///fibrogen.gcs-web.com/corporate-governance/highlights. A copy may also be obtained without charge by contacting investor relations, attention Director of Investor Relations, 409 Illinois Street, San Francisco, California 94158, or by calling (415) 978-1200. We plan to post on our website at the address described above any future amendments to or waivers of our Codes of Business Conduct and Ethics.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

None of the members of our Compensation Committee is currently or has been at any time during the last year one of our employees. None of our executive officers currently serves, or has served during the last year, as a member of the Board or Compensation Committee of any entity that has one or more executive officers serving as a member of the Board or Compensation Committee.

DIRECTOR COMPENSATION

The Board adopted a non-employee director compensation policy in connection with our initial public offering. The initial adoption and each subsequent amendment of the non-employee director compensation policy was adopted following a benchmarking review with our independent compensation consultant of our peer group and overall board compensation trends. This policy was amended on March 4, 2015, February 23, 2016, June 5, 2018, June 5, 2019, February 10, 2020, April 13, 2022, February 14, 2023, and April 22, 2024. Pursuant to this policy, our non-employee directors are paid annual cash compensation of $50,000 each and our non-executive Chairperson is paid annual cash compensation of $50,000. The non-executive Chairperson annual retainer fee was changed from $100,000 in 2023 to $50,000, effective January 1, 2024. In addition, non-employee directors are paid $10,000 annually for serving on our Audit Committee ($20,000 annually for the Chairperson), $7,500 annually for serving on our Compensation Committee ($17,500 annually for the Chairperson), $5,000 annually for serving on our Nominating and Corporate Governance Committee ($10,000 annually for the Chairperson) and $25,000 for serving on our Scientific Advisory Board. Non-employee directors are reimbursed for their reasonable out-of-pocket expenses to cover attendance at and participation in meetings of the Board and other activities performed in the course of their service on the Board.

Upon the 2023 annual meeting of our stockholders, each individual who was elected or appointed as a non-employee director and each other non-employee director who continued to serve as a non-employee director immediately after such annual meeting of our stockholders was granted a stock option award with an aggregate value of $142,000 and an RSU award with an aggregate value of $142,000.

Commencing on our 2024 annual meeting of our stockholders and each annual meeting thereafter, each individual who is elected or appointed as a non-employee director and each other non-employee director who continues to serve as a non-employee director immediately after such annual meeting of our stockholders will be granted a stock option award of 70,000 shares; provided, that if the individual is elected or appointed to the Board at a time other than at our annual meeting of stockholders, the number of shares of our common stock subject to such annual grant will be pro-rated based on the number of days between the date of such director’s election or appointment and the first anniversary of the most recent annual stockholder meeting to occur prior to such director’s election or appointment to the Board.

The annual option awards will vest upon the earlier of (x) June 5 of the following year and (y) the following year’s annual stockholder meeting, subject to the non-employee director’s continuous service. All options granted under our non-employee director compensation policy will be granted with an exercise price equal to the fair market value of our common stock on the grant date. The vesting of all options and RSU awards will cease upon a non-employee director’s resignation from the Board or other cessation of service, unless the Board determines otherwise. All unvested options and RSU awards will vest in full immediately prior to a change in control (as defined in the 2014 Plan), subject to the non-employee director’s continuous service as of the day prior to the closing of such change in control.

Our non-employee directors are granted initial and annual awards under our 2014 Equity Incentive Plan (the “2014 Plan”). Newly appointed directors will be granted a stock option award of 70,000 shares. The initial stock option grants will vest in equal quarterly installments over three years from the date of grant, subject to the non-employee director’s continuous service on each applicable vesting date.

The following table sets forth information regarding compensation earned by or paid to our non-employee directors during fiscal year 2023:

Name	Fees Earned or Paid in Cash (1)	Stock Option Awards (2)(3)	RSU Awards (2)(3)	All Other Compensation	Total
James A. Schoeneck, Chairperson	$172,501	$185,085	$141,990	$—	$499,576
Suzanne Blaug	$72,500	$173,544	$141,990	$—	$388,034
Aoife Brennan, M.B., B.Ch.	$57,500	$173,544	$141,990	$—	$373,034
Benjamin F. Cravatt, Ph.D.	$77,014	$173,544	$141,990	$—	$392,548
Jeffrey L. Edwards	$70,000	$173,544	$141,990	$—	$385,534
Jeffrey W. Henderson	$55,000	$173,544	$141,990	$—	$370,534
Maykin Ho, Ph.D.	$60,000	$173,544	$141,990	$—	$375,534
Gerald Lema	$67,500	$173,544	$141,990	$—	$383,034

(1)
Amounts shown in this column represent the annual cash fees earned by each director in fiscal year 2023 under our non-employee director compensation policy, which includes the annual retainers as set forth below:

Name	Annual Retainer
All Non-Employee Directors	$50,000
Non-Executive Chairperson*	$100,000
Lead Independent Director* (4)	$22,500
Audit Committee Chairperson*	$20,000
Compensation Committee Chairperson*	$17,500
Nominating and Corporate Governance Committee Chairperson*	$10,000
Audit Committee Member (other than Chairperson)*	$10,000
Compensation Committee Member (other than Chairperson)*	$7,500
Scientific Advisory Board Member	$25,000
Nominating and Corporate Governance Committee Member (other than Chairperson)*	$5,000

* Paid in addition to the annual retainer paid to all non-employee directors.

The amount for James Schoeneck includes a chair stipend payment of $12,501; the payment to Benjamin Cravatt for his appointment to the Scientific Advisory Board was prorated to reflect an appointment date of February 13, 2023.

(2)
The amounts reported do not reflect the amounts actually received by our non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of the stock option and RSU awards granted to our non-employee directors during the fiscal year ended December 31, 2023, as computed in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“FASB ASC Topic 718”). Assumptions used in the calculation of these amounts are included in Note 11 to our consolidated financial statements under Item 8 of our Annual Report.
(3)
The following table lists the aggregate number of shares with respect to the outstanding and unexercised option awards and RSU awards held by each of our non-employee directors as of December 31, 2023:

Name	Number of Shares Subject to Outstanding Options as of December 31, 2023	Number of Shares Subject to Outstanding RSU Awards as of December 31, 2023
James A. Schoeneck, Chairperson	162,300	8,289
Suzanne Blaug	72,064	8,289
Aoife Brennan, M.B., B.Ch.	63,046	8,289
Benjamin F. Cravatt, Ph.D.	63,046	8,289
Jeffrey L. Edwards	110,918	8,289
Jeffrey W. Henderson	113,646	8,289
Maykin Ho, Ph.D.	75,158	8,289
Gerald Lema	88,364	8,289

(4)
The Lead Independent Director position is currently vacant since we have a Chairperson that is independent.

DIRECTOR STOCK OWNERSHIP GUIDELINES

In 2018, the Board adopted formal guidelines for ownership of shares of our common stock by our directors. These guidelines, which were revised in 2021, require our directors to achieve and maintain ownership of shares valued at three times their annual cash retainer within five years of adoption of the policy or election to the Board. Shares owned outright and unvested RSUs apply towards the calculation of compliance with the guidelines. The average tenure of our directors as of April 24, 2024 is approximately 6.23 years. Each of our directors had established an ownership position in the Company in compliance with these guidelines prior to the 2023 decline in the Company’s stock price. In light of this decline, we intend to revisit our stock ownership guidelines in 2024 to reflect our current market capitalization.

PROPOSAL 2

APPROVAL OF THE FIBROGEN, INC. 2024 EQUITY INCENTIVE PLAN

We are asking stockholders to approve the FibroGen 2024 Equity Incentive Plan (the “2024 Plan”). The 2024 Plan is intended to replace our 2014 Equity Incentive Plan, which was adopted by the Board of Directors on September 9, 2014, and approved by the Stockholders on September 30, 2014 prior to FibroGen’s IPO on November 13, 2014 (the “2014 Plan”).

We believe this proposal is appropriate given the number of important upcoming development milestones we have as a company, and the criticality as equity compensation as an effective tool to retain key employees to meet these milestones.

We expect that the number of shares we are proposing to roll over into the 2024 Plan, plus the number of shares we are requesting for approval here, will last us approximately two (2) years, as further described below.

The following table includes information regarding all of our available and outstanding equity awards under the 2014 Plan as of March 1, 2024: (there are no available or outstanding equity awards under any prior or existing plans, other than our Employee Stock Purchase Plan):

Number of outstanding stock options	15,321,349
Weighted average exercise price of outstanding options	$13.16
Weighted average remaining contractual term of outstanding stock options	3.17
Number of outstanding RSUs	5,612,336
Shares available for future award grants under the 2014 Plan	9,266,792
Number of shares of common stock outstanding	98,798,358
Per-share closing price of a share of common stock as reported on Nasdaq Global Select Market	$1.83

Key Considerations for 2024 Plan/Reasons for 2024 Plan:

In addition to retaining employees for our important upcoming milestones in 2024, 2025, and beyond, there are several additional factors that support this request for a new plan and additional shares.

•
Approximately Two (2) Year Pool: Our Board currently intends that the 2,200,000 shares requested, in addition to the 9,266,792 shares to be rolled over from the 2014 Plan, will be sufficient to fund our annual stock option and RSU grants to current employees, as well as equity grants to new hires, for approximately two (2) years, which it believes appropriate considering our important upcoming development milestones. Unexpected events such as significant changes to FibroGen’s stock price or changes to headcount could impact this forecast.
•
Outstanding Shares are Under Water: With the negative Phase 3 results of pamrevlumab in IPF and DMD in June and August 2023, our stock price subsequently experienced a significant drop of over 90%, and shortly thereafter our Chief Executive Officer (CEO) and Chief Medical Officer (CMO) resigned in July and September, 2023, respectively. As of March 1, 2024, 44% of our outstanding stock option awards have exercise prices that are significantly higher than our stock price as of March 1, 2024 (with exercise prices up to $63.45), and our weighted average exercise price of outstanding options as of March 1, 2024 is $13.16. In addition, outstanding RSUs and PSUs were granted when our stock price was significantly higher than it is currently, such that their value has decreased over time. As such, we believe that the value of prior grants is insufficient to achieve our retention goals, resulting in a potential misalignment between employee interests and stockholder interests. By providing a sufficient pool of shares to make grants for two more years, we believe that the 2024 Plan will help to mitigate this issue.

While determining whether our proposal ensures sufficient equity plan capacity to compensate, incentivize, and retain our employees to create long term shareholder value during these upcoming developments, we also analyzed the impact of utilizing equity on our stockholders by considering both our “burn rate” and “overhang.”

•
Burn Rate: Our gross burn rate (number of shares subject to awards granted in a year, divided by the weighted average number of shares outstanding during the year) for 2023, 2022, and 2021 were 10.6%, 6.5%, and 5.7%, respectively, with a 7.6% average over the three-year period. However, after adjusting for forfeitures and cancellations, our net average burn rate for these three years is 3.25%.

•
Overhang: Our fully diluted “overhang” as of March 1, 2024 (calculated as the total of (a) shares underlying outstanding awards, plus shares available as of March 1, 2024 for issuance under future stock awards, plus the additional 2,200,000 shares requested under this new 2024 Plan proposal, divided by (b) the total number of shares outstanding as of March 1, 2024 plus the numerator (a)) would be approximately 33.10%. However, as noted above, of this overhang, 44% percent are stock options awards that were granted at prices significantly higher than our stock price on March 1, 2024 (with exercise prices up to $63.45) and are therefore less likely to be exercised.

Reasonable Grant Practices Given Circumstances: While the gross burn rate and fully-diluted overhang being higher than our peer group, it is important to note that we made several key executive hires, including two new CEOs, two new CMOs, and a Chief Financial Officer since the adoption of the 2014 Plan, all of whom were critical to our future success, and all of whom have received new hire grants during these periods. In addition, a significant number of the grants issued to our previous CEO, CMO, and CFO during these periods, which affect the burn rates in 2021, 2022, and 2023, have been cancelled and returned to the plan.

o
Moreover, since the start of 2020 when our former CEO Enrique Conterno was hired, there has been significant turnover in the senior leadership team at FibroGen beyond the C-suite, with over 10 individuals receiving new hire grants during this time.
o
Finally, and as stated above, most of the outstanding grants are “under water” as can be seen by our weighted average exercise price of outstanding options as of March 1, 2024 of $13.16.

Our 2024 Plan Combines Compensation and Governance Best Practices

The 2024 Plan includes provisions that are designed to protect our stockholders’ interests and to reflect corporate governance best practices:

•
No “evergreen” provision for additional shares. We are terminating our 2014 Plan (including the evergreen provision therein). The 2024 Plan does not contain an annual “evergreen” provision. Therefore, the share reserve will not increase automatically on an annual basis.
•
No further grants under other plans. Subject to stockholder approval of the 2024 Plan, no future awards may be granted under the 2014 Plan.
•
Repricing is not allowed without stockholder approval. The 2024 Plan expressly prohibits the repricing of outstanding stock options and stock appreciation rights and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards under the 2024 Plan without prior stockholder approval.
•
No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the 2024 Plan must have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.
•
Awards subject to forfeiture/clawback. Awards will be subject to recoupment in accordance with the Company’s current clawback policies, as they may be amended from time to time. In addition, the Board may impose other clawback, recovery or recoupment provisions in any award agreement relating to time- or performance-based awards, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.
•
No liberal change in control definition. The change in control definition in the 2024 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2024 Plan to be triggered.
•
Restrictions on dividends. The 2024 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to shares covered by stock options or stock appreciation rights, (ii) no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to an award before the date such shares have vested, and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions).

Description of the 2024 Plan

The material features of the 2024 Plan are outlined below. The following description of the 2024 Plan is a summary only and is qualified in its entirety by reference to the complete text of the 2024 Plan. Stockholders are urged to read the actual text of the 2024 Plan in its entirety, a copy of which is attached to this Proxy Statement as Appendix A.

Purpose

The 2024 Plan is designed to secure and retain the services of our employees, directors and consultants, provide incentives for our employees, directors and consultants to exert maximum efforts for the success of the Company and its affiliates, and provide a means by which our employees, directors and consultants may be given an opportunity to benefit from increases in the value of our common stock.

Types of Awards

The 2024 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, performance stock awards, performance cash awards, and other stock awards (“awards,” and all awards other than performance cash awards, “stock awards”).

Shares Available for Awards

Subject to adjustments described below in this section and in the section entitled “Changes to Capital Structure,” if this Proposal 2 is approved by our stockholders, a total of 11,466,792 shares (2,200,000 new shares plus the number of shares available for grant under the 2014 Plan as of March 1, 2024), less one share for every share granted under the 2014 Plan after March 1, 2024 and prior to June 5, 2024 will be authorized for awards granted under the 2024 Plan (the “Share Reserve”). Awards issued in connection with a merger or acquisition in connection with the assumption of, or substitution for, an existing award will not reduce the number of shares available for issuance under the Plan.

From and after 12:01 a.m. Pacific Time on June 5, 2024, no further awards may be made under the 2014 Plan, and any shares subject, at such time, to outstanding stock awards granted under the 2014 Plan that (i) expire or terminate for any reason prior to exercise or settlement; (ii) are forfeited because of the failure to meet a contingency or condition required to vest such shares or are repurchased at the original issuance price; or (iii) are otherwise reacquired or withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or as consideration for the exercise or purchase price of an award (such shares, the “Returning Shares”) will immediately be added to the Share Reserve if and when such shares become Returning Shares.

If a stock award or any portion of a stock award (i) expires or otherwise terminates without all of the shares covered by such stock award having been issued or (ii) is settled in cash, such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares that may be available for issuance under the 2024 Plan. If any shares issued pursuant to a stock award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the 2024 Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a stock award or as consideration for the exercise or purchase price of a stock award will again become available for issuance under the 2024 Plan.

Eligibility

All of our (including our affiliates’) employees, consultants and non-employee directors are eligible to participate in the 2024 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the 2024 Plan only to our (including our affiliates’) employees. Currently, approximately 451 employees, 8 non-employee directors and 5 consultants are eligible for grants under the 2024 Plan.

Administration

The 2024 Plan will be administered by our Board, which may in turn delegate authority to administer the 2024 Plan to a committee. Our Board has delegated concurrent authority to administer the 2024 Plan to our Compensation Committee. Our Board and Compensation Committee are each considered to be a Plan Administrator for purposes of this Proposal 2.

Subject to the terms of the 2024 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to or the cash value of awards, and the terms and conditions of awards granted under the 2024 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to a stock award and the exercise or strike price of stock options and stock appreciation rights granted under the 2024 Plan.

Repricing; Cancellation and Re-Grant of Stock Awards

Under the 2024 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other stock awards without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such an event.

Dividends and Dividend Equivalents

The 2024 Plan provides that dividends or dividend equivalents may be paid or credited with respect to any shares of our common stock subject to an award (other than a stock option or stock appreciation right), as determined by the Plan Administrator and contained in the applicable award agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested, and (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions).

Stock Options

The 2024 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and nonstatutory stock options, or NSOs.

The exercise price of a stock option granted under the 2024 Plan may not be less than 100% of the fair market value of our common stock on the date of grant.

The term of stock options granted under the 2024 Plan may not exceed ten years. Except as otherwise provided in an agreement with a participant, if the participant’s service relationship with us or any of our affiliates (referred to in this Proposal 2 as “continuous service”) terminates, the participant may exercise any vested stock options for up to three months following the participant’s termination of continuous service (12 months in the case of disability, and 18 months in the case of death). However, if a participant’s continuous service is terminated for cause (as defined in the 2024 Plan), all stock options held by the participant will generally terminate.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the 2024 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft or money order payable to us; (ii) pursuant to a program developed under Regulation T promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

•
the exercise price of the ISO must be at least 110% of the fair market value of our common stock on the date of grant; and
•
the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the 2024 Plan is 11,466,792 shares.

Stock Appreciation Rights

Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator, but will in no event be less than 100% of the fair market value of our common stock on the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate. The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation right agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the 2024 Plan.

Restricted Stock Awards

A restricted stock award may be granted in consideration for cash, check, bank draft or money order payable to us, the participant’s services performed for us or any of our affiliates, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator. Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator. Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us or one of our affiliates, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Performance Awards

A performance stock award is a stock award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the attainment of pre-determined performance goals during a performance period. A performance stock award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator. In addition, to the extent permitted by applicable law and the performance stock award agreement, the Plan Administrator may determine that cash may be used in payment of performance stock awards.

A performance cash award is a cash award that is payable contingent upon the attainment of pre-determined performance goals during a performance period. A performance cash award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Plan Administrator. The Plan Administrator may specify the form of payment of performance cash awards, which may be cash or other property, or may provide for a participant to have the option for his or her performance cash award to be paid in cash or other property.

Other Stock Awards

Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other stock awards under the 2024 Plan. Subject to the terms of the 2024 Plan, the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted and all other terms and conditions of such other stock awards.

Clawback Policy

Awards granted under the 2024 Plan will be subject to recoupment in accordance with the Company’s clawback policy, as it may be amended from time to time. In addition, the Plan Administrator may impose such other clawback, recovery or recoupment provisions in an award agreement as it determines necessary or appropriate.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the 2024 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Corporate Transaction and Change in Control

Corporate Transactions. Our 2024 Plan provides that in the event of certain specified significant corporate transactions, as defined under our 2014 Plan, unless otherwise provided in an individual agreement between us and the award holders, each outstanding award will be treated as our Plan Administrator determines. The Plan Administrator may (1) arrange for the assumption, continuation or substitution of a stock award by a successor corporation; (2) arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation; (3) accelerate the vesting (and exercisability, if applicable), in whole or in part, of the stock award and provide for its termination, if not exercised, as applicable, prior to the transaction; (4) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us; or (5) cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the transaction, in exchange for a cash payment, if any, determined by the board; or (6) cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the transaction, in exchange for a payment (in such form as determined by the board), equal to the excess, if any, of the value of the property the participant would have received upon exercise of the award immediately prior to the transaction, over any exercise price payable in connection with such exercise. The Plan Administrator is not obligated to treat all stock awards or portions of stock awards, even those that are of the same type, in the same manner.

Change in Control. A stock award may be subject to additional acceleration of vesting and exercisability upon or after a change in control, as defined in the 2024 Plan, as may be provided in the stock award agreement for such stock award or in any other written agreement between us and a participant, but in the absence of such a provision, no such acceleration will occur.

Plan Amendments and Termination

The Board (or a committee of one or more directors delegated by the Board) may amend or terminate the 2024 Plan at any time. However, except as otherwise provided in the 2024 Plan or an award agreement, no amendment of the 2024 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s written consent. We will obtain stockholder approval of any amendment to the 2024 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the 2024 Plan after April 22, 2034.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2024 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2024 Plan. The 2024 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2024 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Section 162(m) Limitations

Under Section 162(m) of the Code (“Section 162(m)”), compensation paid to any publicly held corporation’s “covered employees” that exceeds $1 million per taxable year for any covered employee is generally non-deductible. Awards granted under the 2024 Plan will be subject to the deduction limit under Section 162(m) and will not be eligible to qualify for the performance-based compensation exception under Section 162(m) pursuant to the transition relief provided by the Tax Cuts and Jobs Act.

New Plan Benefits

We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors, and employees under the 2024 Plan. We do not presently have any current plans, proposals or arrangements, written or otherwise, to issue any of the newly available authorized shares under the 2024 Plan, except as set forth below with respect to non-employee directors. Awards granted under the 2024 Plan to our non-employee directors are not subject to set benefits or amounts under the terms of the 2024 Plan itself. However, our director compensation policy provides for certain equity award grants to our non-employee directors. On and after the date of the Annual Meeting, if this Proposal 2 is approved by our stockholders, any such equity award grants will be made under the 2024 Plan. If this Proposal 2 is not approved by our stockholders, any such equity award grants will be made under the 2014 Plan. For additional information regarding our current compensation program for non-employee directors, please see above in the section entitled “Director Compensation”.

Required Vote

“For” votes from holders of a majority of the shares present online at the Annual Meeting or represented by proxy and entitled to vote generally on the subject matter is required to approve this Proposal 2. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect.

Proposed Resolutions

It is proposed that at the Annual Meeting the following resolution be adopted:

“RESOLVED, that the FibroGen, Inc. 2024 Equity Incentive Plan, in the form attached as Appendix A to this proxy statement, dated April 22, 2024, relating to the 2024 Annual Meeting of Stockholders, be, and hereby is, approved.”

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 2.

PROPOSAL 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Under Section 14A of the Exchange Act, the Company’s stockholders are entitled to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in this proxy statement in accordance with SEC rules.

This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the philosophy, policies, and practices described in this proxy statement. The compensation of the Company’s named executive officers subject to the vote as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this proxy statement. As discussed in those disclosures, the Company believes that its compensation policies and decisions are aligned with our stockholders’ interests and consistent with current market practices. Compensation of the Company’s named executive officers is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Accordingly, the Board is asking the stockholders to indicate their support for the compensation of the Company’s named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED.”

Because the vote is advisory, it is not binding on the Board, our Compensation Committee of the Board, or the Company. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and our Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present online at the Annual Meeting or represented by proxy and entitled to vote generally on the subject matter. If you “Abstain” from voting, it will have the same effect as an “Against” vote. Broker non-votes will have no effect. Unless the Board decides to modify its policy regarding the frequency of soliciting advisory votes on the compensation of the Company’s named executives, the next scheduled say-on-pay vote will take place at the 2025 annual meeting of stockholders.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company’s financial statements since 2000. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our amended and restated bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm. However, our Audit Committee is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, our Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, our Audit Committee in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares present online at the Annual Meeting or represented by proxy and entitled to vote generally on the subject matter will be required to ratify the selection of PricewaterhouseCoopers LLP. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE “FOR” PROPOSAL 4.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table represents aggregate fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm for fiscal years ended December 31, 2023 and December 31, 2022.

	Fiscal Year Ended
	2023	2022
	(in thousands)
Audit Fees (1)	$3,850	$3,265
Audit Related Fees (2)	$190	$560
Tax Fees	$-	$-
All Other Fees (3)	$2	$5
Total Fees	$4,042	$3,830

1.
Audit Fees consist of professional services rendered in connection with the integrated audit of our annual consolidated financial statements and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.
2.
Audit Related Fees consist of services provided in connection with the issuance of comfort letters and consents for SEC filings, and the pre-implementation reviews on our enterprise resource planning system in 2022.
3.
Includes professional services rendered in connection with an annual subscription to a technical accounting database.

PRE-APPROVAL POLICIES AND PROCEDURES

In accordance with the Audit Committee charter, our Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm, including the estimated fees and other terms of any such engagement. These services may include audit services, audit-related services, tax services, and other services. Any pre-approval is detailed as to the particular service or category of services. Our Audit Committee may elect to delegate pre-approval authority to one or more designated Audit Committee members in accordance with its charter. Our Audit Committee or audit sub-committee, consisting of Mr. Edwards, pre-approved all services provided by our independent registered public accounting firm for the fiscal years ended December 31, 2023 and 2022.

Our Audit Committee considers whether such audit or non-audit services are consistent with the SEC’s rules on auditor independence. Our Audit Committee has determined that the provision of the services noted above is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

PROPOSAL 5

ADVISORY VOTE ON THE FREQUENCY OF SOLICITATION OF

ADVISORY STOCKHOLDER APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Act and Section 14A of the Exchange Act also enable the Company’s stockholders, at least once every six years, to indicate their preference regarding how frequently the Company should solicit a non-binding advisory vote on the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement. Accordingly, the Company is asking stockholders to indicate whether they would prefer an advisory vote every one year, every other year or every three years. Alternatively, stockholders may abstain from casting a vote. For the reasons described below, and after considering the benefits and consequences of each alternative, the Board recommends that the advisory vote on the compensation of the Company’s named executive officers be submitted to the stockholders once every year.

The Board believes that an annual advisory vote on the compensation of the Company’s named executive officers is the best approach for the Company. In formulating its recommendation, the Board considered that an annual advisory vote on executive compensation is consistent with the Company’s policy of seeking input from, and engaging in discussions with, its stockholders on executive compensation and corporate governance matters. While the Company’s executive compensation programs are designed to promote a long-term connection between pay and performance, the Board recognizes that executive compensation disclosures are made annually. Given that the non-binding advisory vote on the compensation of the Company’s named executive officers provisions are new, holding an annual advisory vote on executive compensation provides the Company with more direct and immediate feedback on our compensation disclosures. However, stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation programs in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

Accordingly, the Board is asking stockholders to indicate their preferred voting frequency by voting for one, two or three years or abstaining from voting on this proposal. The alternative among one year, two years or three years that receives the votes of the holders of a majority of shares present at the Annual Meeting or represented by proxy and entitled to vote generally on the subject matter will be deemed to be the frequency preferred by the stockholders and will be the alternative selected in the following resolution to be submitted to the stockholders for a vote at the Annual Meeting:

“RESOLVED, that the frequency of every [one year][two years][three years] is hereby APPROVED as the frequency preferred by stockholders for the solicitation of advisory stockholder approval of the compensation paid to the Company’s named executive officers.”

While the Board believes that its recommendation is appropriate at this time, the stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preferences, on an advisory basis, as to whether the non-binding advisory vote on the approval of the Company’s executive officer compensation practices should be held every one year, every other year or every three years. The option among those choices that receives the votes of the holders of a majority of shares present at the Annual Meeting or represented by proxy and entitled to vote generally on the subject matter will be deemed to be the frequency preferred by the stockholders.

The Board and our compensation committee value the opinions of the stockholders in this matter and, to the extent there is any significant vote in favor of one frequency over the other options, even if less than a majority, the Board will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and, therefore, not binding on the Board or the Company, the Board may decide that it is in the best interests of the stockholders that the Company hold an advisory vote on executive compensation more or less frequently than the option preferred by the stockholders. The vote will not be construed to create or imply any change or addition to the fiduciary duties of the Company or the Board.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF EVERY “1 YEAR” ON PROPOSAL 5.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Our Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2023 with management of the Company. Our Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Our Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with our Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, our Audit Committee has recommended to the Board that the audited financial statements be included in the Company’s Annual Report.

Respectfully submitted by the members of our Audit Committee:

Jeffrey L. Edwards, Chair

Maykin Ho, Ph.D.

Gerald Lema

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

EXECUTIVE OFFICERS

The following table sets forth certain information about our executive officers as of April 24, 2024:

Name	Age	Position
Thane Wettig	59	Chief Executive Officer and Director
Christine L. Chung	56	Senior Vice President, China Operations
Juan Graham	48	Chief Financial Officer
Deyaa Adib, M.D.	56	Chief Medical Officer

For information for Mr. Wettig, please refer to “Nominees for Election for a Three-Year Term Expiring at the 2027 Annual Meeting — Class I” above.

Christine L. Chung is our Senior Vice President, China Operations and has been with FibroGen since 2007. Ms. Chung also serves as Director of our subsidiary FibroGen International (Hong Kong) Limited since 2018, as the General Manager of our subsidiary, FibroGen (China) Medical Technology Development Co., Ltd, and Director of our subsidiary FibroGen International (Cayman) Limited since 2019. Ms. Chung brings more than 25 years of experience in growing businesses from start-up through various phases of corporate development. Ms. Chung served in the role of Project Leader of our U.S.-based China development efforts and has overall responsibility for our China local operations. Under Ms. Chung’s leadership, our China strategy has advanced from conceptualization to commercial stage. Prior to joining FibroGen, Ms. Chung was Vice President, Business Development at eMed Technologies and a management consultant with Monitor Group, the predecessor company of Monitor Deloitte. Ms. Chung received her Bachelor of Arts, magna cum laude, from Harvard University and is a native of Hong Kong.

Juan Graham, has served as our Chief Financial Officer since September 2021. Mr. Graham oversees all finance operations for FibroGen. Mr. Graham brings nearly 20 years of global biopharmaceutical financial management and strategic planning experience. Prior to joining FibroGen, Mr. Graham held the position of Global Chief Financial Officer / Vice President Finance Supply Chain at Johnson & Johnson, Inc. Prior to 2019, Juan served in various roles at Johnson & Johnson, Inc. including VP Finance & Business Development, Senior Finance Director, J&J Development Corporation / J&J Innovation, and Finance Director, Mergers & Acquisitions. Mr. Graham received his bachelor’s degree in Business Administration from the Monterrey Institute of Technology and Higher Education. He received his Master’s in Business Administration from the McGill University Graduate School of Business.

Deyaa Adib, M.D., was appointed as Senior Vice President and Chief Medical Officer, effective March 11, 2024. In this role, Dr. Adib will oversee all global clinical development activities. Dr. Adib, a seasoned industry leader, has over 27 years of medical oncology experience in the biotechnology and pharmaceutical industries, including seven successful registrations across solid tumor and hematologic malignancy indications. Prior to joining FibroGen, he was the Chief Medical Officer of Triumvira Immunologics Inc. where he led the transition of two novel cell therapy programs into clinical development. He previously served as Acting Chief Medical Officer at Rain Therapeutics, and as Vice President of late-stage development at Blueprint Medicines, where he led the development of avapritinib which is currently approved for gastrointestinal stromal tumors and advanced systemic mastocytosis. Dr. Adib also served as Global Therapeutics Head for solid tumors at Baxalta, in-licensing and advancing the development of nanoliposomal irinotecan that was subsequently approved globally for pancreatic cancer, establishing a new standard of care in the second line metastatic setting. He also served as Head of Hematologic Malignancies at ARIAD Pharmaceuticals, leading the global clinical program for ponatinib in chronic myeloid leukemia. Earlier in his career, Dr. Adib held multiple oncology clinical development leadership positions at Aventis, Sanofi and Astellas Pharma, advancing the development of Taxotere in prostate cancer, breast cancer and gastric cancer, oxaliplatin in colorectal cancer and notably enzalutamide, which led to a treatment paradigm shift in prostate cancer. He has served as a scientific advisory board member for multiple biotech companies and provided strategic consulting support to several cell therapy startups. Dr. Adib obtained an M.B., B.Ch. degree from Cairo University School of Medicine in Cairo, Egypt. He completed his postgraduate medical oncology training at the Anglo-American Cancer Institute in Cairo and additionally at Tufts University School of Medicine, Boston, MA, in clinical pharmacology, drug development and regulation.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis provides an overview of our executive compensation philosophy and objectives, highlighting the key elements of our executive compensation program and how our Compensation Committee of the Board arrived at the specific compensation decisions for our named executive officers for 2023.

In addition, we describe our investor outreach, discussions, feedback, and actions we have taken in response to this feedback.

2023 Named Executive Officers

In 2023, our named executive officers consisted of the following individuals:

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Thane Wettig, our Chief Commercial Officer until July 22, 2023 when he was appointed Interim Chief Executive Officer, and later appointed as Chief Executive Officer on October 2, 2023;
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Juan Graham, our Chief Financial Officer;
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Christine L. Chung, our Senior Vice President, China Operations;
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Enrique Conterno, our former Chief Executive Officer until July 2023; and
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Mark Eisner, M.D., M.P.H., our former Chief Medical Officer until September 2023.

2023 Key Business Developments

2023 was a pivotal year for FibroGen, with five Phase 3 clinical studies reading out during the year. While we experienced notable success in some areas of our business, as outlined below, these achievements were largely overshadowed by the data from four of our Phase 3 studies that failed to meet the primary endpoint of the study (three studying pamrevlumab and one relating to roxadustat). In addition, the failure to meet the primary endpoint in our ZEPHYRUS-1 Phase 3 study of pamrevlumab for the treatment of idiopathic pulmonary fibrosis led us to stop our ZEPHYRUS-2 Phase 3 study in the same disease indication.

Following the announcement of our Phase 3 pamrevlumab results, our stock price suffered a significant decline, and our Chief Executive Officer Enrique Conterno and Chief Medical Officer Mark Eisner resigned shortly thereafter.

2023 Key Business Achievements:

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We successfully issued topline results from five Phase 3 clinical studies within a 4 month period in 2023.
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As a result of four of these five readouts being negative, we implemented a significant cost-containment effort, which involved a reduction-in-force involving a significant portion of our employees, and achieved the cost-savings from these efforts in the fourth quarter of 2023, one quarter earlier than expected. These efforts resulted in a reduction of total annualized expenses of $120 million.
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We achieved meaningful successes in the development and commercialization of roxadustat in China.
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We announced positive top line data from our Phase 3 study of roxadustat in chemotherapy-induced anemia (CIA) in China.
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We filed a supplemental NDA for roxadustat for the treatment of CIA in China.
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We maintained roxadustat’s position as it remains the number one brand based on value share in the anemia of chronic kidney disease market in China.
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We achieved full year 2023 net product revenue under U.S. GAAP from roxadustat in China of $100.9 million compared to $82.9 million in the full year 2022, an increase of 22%.

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We achieved full year 2023 total roxadustat net sales in China1 by FibroGen and Falikang, the distribution entity jointly owned by FibroGen and AstraZeneca, of $284.1 million, compared to $208.8 million in the full year 2022, an increase of 36%, driven by over 41% growth in volume.
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We secured renewal of roxadustat on the China National Reimbursement Drug List.
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We raised approximately $125 million in equity and debt capital.
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We completed enrollment in our ZEPHYRUS-2 Phase 3 clinical trial of pamrevlumab in Idiopathic Pulmonary Fibrosis (“IPF”).
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We made significant progress in supporting our partner PanCAN in its Precision Promise℠ Phase 2/3 study of pamrevlumab in metastatic pancreatic cancer, enabling the completion of the pamrevlumab arm and announcement of the pamrevlumab arm’s graduation to Stage 2 of the study in January 2024, having achieved a protocol pre-specified ≥ 35% predictive probability of success for the primary endpoint of overall survival. We expect to report top line data from this study in 2Q 2024.
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We entered into an exclusive license with Fortis Therapeutics for FG-3246 (FOR46), a potential first-in-class Phase 1 antibody-drug conjugate (ADC) targeting CD46, in development for the treatment of metastatic castration-resistant prostate cancer (mCRPC) and being explored for use in other CD46 expressing cancers.
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Following the licensing of FG-3246, we continued support for the Phase 1 monotherapy study of FG-3246 in metastatic castration-resistant prostate cancer (mCRPC), enabling us to report additional positive Phase 1 data in 1Q 2024, and the anticipated initiation of a Phase 2 study of FG-3246 in mCRPC in 2H 2024.
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We presented data from Phase 3 MATTERHORN study of roxadustat in patients with anemia of lower risk transfusion-dependent myelodysplastic syndromes at American Society of Hematology Annual Meeting.

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1 Total roxadustat net sales in China includes sales made by the distribution entity as well as FibroGen China’s direct sales, each to its own distributors. The distribution entity jointly owned by AstraZeneca and FibroGen is not consolidated into FibroGen’s financial statements.

2023 Executive Compensation Highlights

Our executive compensation program for 2023 was guided by our pay for performance philosophy (described further below) and was designed to align the compensation of our named executive officers with the interests of our stockholders. As such, a substantial portion of their target compensation in 2023 was “at-risk” and linked to our performance.

Our Compensation Committee took the following actions with respect to named executive officer compensation for 2023:

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Base Salaries – Adjusted annual base salaries in amounts ranging from 1.9% to 5.2%.
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Annual Cash Bonus Targets – Maintained annual cash bonus targets (as a percentage of base salary) at their 2022 levels.
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Annual Cash Bonus Payments – In 2024, we paid annual cash bonuses in 2024 for 2023 total (corporate and individual, as applicable) achievement in amounts ranging from 86.6% to 87.7% of named executive officers’ target award amounts.
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Long-Term Incentive Compensation – Granted long-term incentive compensation awards in the form of 1/3 stock options, 1/3 restricted stock unit (“RSU”) awards, and 1/3 performance-based RSU (“PRSU”) awards, each of which follow a four-year vesting schedule.
o
The PRSU awards are divided into two forms of awards with an equal target number of shares, each vesting pro rata annually, with one based on relative TSR as measured at year one, two, three, and four against the companies in the Nasdaq Biotechnology Index, and one based on the achievement of clinical milestones over multiple time horizons within the four-year performance period. Thus, 75% of both our TSR PRSUs and our Milestone PRSUs vest based on multi-year performance goals.
•
Post-2023 Pamrevlumab Results Retention Equity Awards –Following our negative data readouts and an extensive Committee process and stockholder outreach (discussed below), and after taking into consideration multiple alternatives while balancing the competing concerns of retention value, dilution to stockholders, and motivating performance, the Committee decided to approve a retention equity program that contained both a long-term, performance-based, element and a short-term element:

o
50% of the retention awards were long-term performance-based stock option awards that were priced at a twenty-five percent (25%) premium to the price on the date of grant, vesting over four years; and
o
50% of the retention awards were short-term restricted stock unit awards with one quarter of the shares vesting quarterly over a one-year period.

2023 Stockholder Engagement

Our Compensation Committee believes it is important to discuss and receive stockholders’ feedback on our compensation and broader governance practices. Our engagement efforts in 2023 were two-fold:

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To understand stockholder concerns that may have influenced their 2023 advisory “Say-on-Pay” voting decisions.
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To discuss the potential issuance of retention equity grants following the receipt of negative Phase 3 results with pamrevlumab in IPF and DMD, consistent with our previous commitment to stockholders to only issue retention awards under extraordinary circumstances, and only after stockholder outreach.

We initiated our 2023 stockholder outreach in August, attempting to schedule meetings with the largest 25 investors to discuss these matters.

o
As of September 30, 2023, these investors represented approximately 70% of our outstanding shares.
o
We met with 5 investors owning, collectively, approximately 35% of our outstanding shares.
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An additional 6 investors informed us a meeting was not necessary.

o
We followed up with the remaining investors at least two additional times, but did not receive any response to our requests for engagement.

The Chair of our Compensation Committee participated in every investor call. In addition, our Board and Nominating and Corporate Governance Committee Chair participated in some of the calls, and our Chief People Officer, Chief Legal Officer, and other senior members of management also attended the calls.

Consideration of 2023 Advisory Say-On-Pay Vote

Our 2023 Say-on-Pay resolution received support from approximately 69% of stockholders. While this result was a significant improvement over the prior year’s results, we were disappointed not to have achieved a higher approval level, and our Compensation Committee continued its comprehensive stockholder outreach efforts in 2023 to understand stockholders’ concerns that led to the 2023 vote result.

In our Say-On-Pay outreach meetings, while there was disappointment about the stock performance given the negative results of our pamrevlumab Phase 3 studies, there was little concern voiced by investors about our compensation program, particularly in light of the realizable pay in relation to the performance of our stock (as further detailed below). Therefore, there were few actions our Committee could take in response to the outreach, particularly after the Committee’s significant responsiveness to stockholder feedback the previous year.

In fact, most of the feedback we received during these conversations – summarized below - was supportive of the general structure of our program and recent actions taken by the Committee.

•
Stockholders expressed concern about recent stock performance. In response, we set the pay for our new Chief Executive Officer at the lower end of comparable peers’ Chief Executive Officer pay. After this decision for Mr. Wettig’s new compensation, stockholders noted that they appreciated this action.

o
Despite stockholders’ concern over recent stockholder return, stockholders expressed appreciation regarding the alignment in value of realizable Chief Executive Officer compensation to stockholder return.
o
The Compensation Committee also updated the peer group in the fourth quarter of 2023 to reflect FibroGen’s new market capitalization and targeted the 25th percentile of this new peer group in determining 2024 grant values for the NEOs.

•
Multiple stockholders expressed that they have historically and continue to generally view time-based options as performance-based awards, particularly given the Company’s new valuation range and stage of development, options could be considered as performance-based awards. They were thus supportive of increasing the percentage of equity granted in the form of options going forward.

•
Stockholders expressed appreciation for our adoption of a clawback policy, which was further revised during 2023 to be consistent with the final Nasdaq listing standards issued in 2023 in response to Exchange Act Rule 10D-1.

•
Stockholders expressed appreciation for the additional detail we provided in our 2023 proxy statement, including with respect to:
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Corporate goal design and achievement,
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Stockholder outreach and engagement,
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Short-term incentive program payout limits,
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Retention awards, and
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PRSU specifics and milestone details

•
Finally, after some feedback regarding overlap between our short term incentive goals and our PRSU milestones, the Committee ensured that there is no overlap between our Annual Cash Bonus goals and our PRSUs goals for 2023 and 2024. For example, our Annual Cash Bonus Program included only process-oriented activities critical to the achievement of our clinical goals, whereas our PRSU goals were (and are) dependent on the data-outcomes of the clinical trials.

Our Compensation Committee was briefed on the feedback we received from investors and thoroughly considered this feedback in its decision-making. We continue to welcome the opportunity to speak with any stockholders regarding our executive compensation and broader governance practices.

Given the new valuation range in which the Company operates, and the need for retention, the Compensation Committee believes these additional changes made in late 2023 (new peer group and reduced Chief Executive Officer compensation) will help enhance stockholder value and further align our executive compensation with our corporate performance.

We are holding an advisory “Say-On-Frequency” vote at this Annual Meeting and will consider the views of our stockholders in determining the frequency with which we will hold “Say-On-Pay” votes in the future.

Investor Outreach for Consultation Prior to Issuing Retention Equity Awards

Following the receipt of negative Phase 3 results with pamrevlumab in IPF and DMD, our stock price experienced a drop of approximately 90%, and shortly thereafter our Chief Executive Officer and Chief Medical Officer resigned. Given these events the Compensation Committee, as part of an overall board process, took note of our circumstances. We were in the latter stages of Phase 3 development of pamrevlumab in two pancreatic cancer indications, with top line data expected in 2024, and following our successful in-licensing of FG-3246, a promising ADC for the treatment of metastatic castration-resistant prostate cancer, we planned to advance this product into Phase 2, as well as advance our other early-stage preclinical products to IND stage. In China, we continued to experience commercial success with roxadustat for the treatment of CKD anemia, and, having achieved positive results in our roxadustat Phase 3 CIA trail, were in the process of filing a supplemental NDA for chemotherapy-induced anemia in China, which, if successful, would enable us to expand our commercial footprint. In addition, in our January 2023 employee engagement survey, we had received extraordinarily high engagement scores, indicating the success of our management team in fostering an extremely positive working environment. However, the negative pamrevlumab results necessitated a significant cost reduction plan, which included cutting approximately 1/3 of our work force.

The drop in our stock price had a corresponding decrease in retention value for our previously granted equity options. This, in addition to the 2023 reduction in force, meant that there was significant risk of additional departures of remaining key employees who were critical to the work we needed to perform in the second half of 2023, in 2024, and beyond.

Given the circumstances, and the Committee’s understanding of the substantial stockholder value creation opportunities presented by pamrevlumab for pancreatic cancer, as well as Roxadustat in China and our earlier stage assets, the Committee undertook an extensive evaluation of the alternatives for retention of our executive team, focusing on several criteria: dilution to stockholders, retention value, and alignment with stockholder interests, including, for example, ensuring the Company is able to achieve both near-term and longer-term goals to drive value for stockholders. This evaluation included seven Committee meetings in July and August of 2023, extensive consultation with Compensia, our independent compensation consultant, and consultation with the Board.

The Committee considered other possible awards such as a cash retention program, RSUs, PRSUs, or an option exchange program. Another alternative was to grant no retention award at all and rely instead on the cash-bonus incentive program that would be awarded in approximately half a year. However, based on significantly more competitive sign-on opportunities that employees would have at other companies, the Committee felt that the absence of a retention program would not provide the incentive needed to retain the most critical employees, and could also result in a wave of departures immediately after the bonus payouts. The Committee also discussed the size of potential awards (in particular relative to competitive recruitment opportunities), duration of awards, and the eligible population.

As we had previously committed to only issue equity retention awards under extraordinary circumstances, and only after stockholder outreach, in August 2023, the Committee commenced a stockholder outreach process to discuss and receive feedback on a potential retention equity award program.

In our discussions with stockholders about the possibility of issuing retention equity awards, the feedback from these stockholders was universally supportive of providing management with such awards, with several consistent themes among the perspectives articulated.

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Belief in our strong management team and the value of keeping that team in place as a key element to achieve our potential success going forward.
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A recognition that the drop in the stock price was largely a function of the binary nature of outcomes in the biotechnology industry, and the vastly reduced retention value for equity awards previously issued at much higher exercise prices.
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Support for issuance of retention equity awards in order to align the interest of stockholders with remaining key employees (in potential stock upside from the new reduced level).
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Support for both short-term and long-term incentives of these retention equity awards, with the short-term equity awards targeted for retention to support near-term objectives (including readouts of two pamrevlumab Phase 3 clinical trials in the first half of 2024), as well as advancement of the FG-3246 development program and our preclinical product candidates.
•
Support for a portion of the awards having a performance element.
o
For example, of the long-term component, certain investors requested that at least 50% should be performance-based.
o
Certain investors and proxy advisors also noted that they considered premium priced stock options to be performance-based and thus, aligned with stockholder value. This aligns with the Company’s understanding of guidance published by certain advisory firms (assuming the option has a sufficiently high premium (at least 10%)). As described below, the Committee ended up approving a 25% premium.
•
Support for a reasonable amount of dilution for the overall program, in the 4-5% range for all employees.

Following the extensive Committee process, and the stockholder outreach, and after taking into consideration multiple alternatives while balancing the competing concerns of retention value, a performance element, and dilution to stockholders, the Committee decided to approve a retention equity program for a limited set of individuals in addition to the three remaining Executive Officers:

•
Long-Term Retention: 50% of the retention awards were long-term performance-based stock option awards with an exercise price at a twenty-five percent (25%) premium to the fair market value on the date of grant, with vesting over four years.
•
Short-Term Retention: 50% of the retention awards were short-term restricted stock unit awards, vesting quarterly over a one-year period.

Executive Compensation Philosophy and Objectives

Our executive compensation program is guided by our overarching philosophy of only paying for demonstrable performance. Consistent with this philosophy, the primary objectives of our executive compensation program are to:

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Provide compensation and benefit levels that will attract, retain, motivate, and reward a highly talented team of executive officers within the context of responsible cost management;
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Establish a direct link between our financial and operational results and strategic objectives and the compensation of our executive officers; and
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Align the interests and objectives of our executive officers with those of our stockholders by linking their long-term incentive compensation opportunities to stockholder value creation and their cash incentives to our annual performance.

Company Performance and Pay Alignment

The structure of the Company’s compensation program coupled with the Compensation Committee’s processes and decision-making are designed to ensure a strong tie between our performance and executive pay. This is clearly illustrated by the compensation outcomes for our current and former Chief Executive Officers. Changes in stock price over the vesting or performance period of the long-term incentive compensation opportunities have caused the value ultimately received to be significantly reduced from the target grant value. The measurement of realizable pay includes such changes when comparing pay received, or expected to be received, to the target pay granted.

The following charts illustrate the degree to which our Chief Executive Officers’ realizable pay is impacted by our stock price, which was $0.89 as of year-end 2023. The realizable pay of our other NEOs was similarly impacted.

Target pay consists of (i) actual base salary; (ii) target annual cash bonus; and (iii) the fair value of all long-term incentive compensation awards on the date of grant, calculated in accordance with the reporting requirements for the Summary Compensation Table.

Realizable pay consists of (i) actual base salary; (ii) actual cash bonus received; and (iii) the intrinsic value of long-term incentive awards granted in each year, valued as of December 31, 2023.

Pay for Performance

We believe our executive compensation program for 2023 was reasonable and competitive, and appropriately balanced the goals of attracting, motivating, rewarding, and retaining our NEOs within the context of effective cost management. To ensure our named executive officers’ interests were aligned with those of our stockholders, a substantial portion of their target annual compensation was “at-risk” and linked to our performance.

We emphasize performance-based compensation that appropriately rewards our named executive officers for delivering financial, operational, and strategic results with respect to pre-established goals through our annual cash bonus plan plus stock options, RSU and PRSU awards that are utilized to deliver long-term incentive compensation opportunities. We believe that equity-based awards are key incentives for our named executive officers to drive long-term stockholder value creation, with each element of the equity compensation providing different incentives, which collectively align with stockholder interests.

Governance of Executive Compensation Program

Compensation Policies and Practices

We have adopted the following compensation policies and practices to align our executive compensation program with our philosophy and corporate governance policies and practices:

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Compensation At-Risk. Our executive compensation program is designed so that a significant portion of compensation is “at risk” based on Company performance and provided in the form of short-term cash and long-term equity incentives to align the interests of our executive officers and stockholders;
•
Clawback. We have adopted a revised Incentive Compensation Recoupment Policy that is compliant with the requirements under the Dodd-Frank Wall Street Reform and Consumer Protection Act and related listing standards;

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No Pension or Deferred Compensation Plans. Except for our Section 401(k) plan, for which we provide Company matching contributions to all participating employees, we do not currently offer, nor do we have plans to provide, pension arrangements or nonqualified deferred compensation plans or arrangements to our executive officers;
•
Limited Perquisites. We provide limited, if any, perquisites or other personal benefits to our executive officers;
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No Special Health or Welfare Benefits. Our executive officers participate in broad-based Company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees;
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No Post-Employment Tax Reimbursements. We do not provide any “gross-ups” on any severance or change in control payments or benefits;
•
“Double-Trigger” Change in Control Arrangements. The vast majority of change in control payments and benefits are based on a “double-trigger” arrangement (that is, they require both a change in control of the Company plus a qualifying termination of employment before payments and benefits are paid);
•
Multi-Year Vesting Requirements. The equity awards granted to our executive officers vest over multi-year periods, consistent with current market practice and our retention objectives;
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Executive Officer Stock Ownership Guidelines. We maintain formal guidelines for ownership of shares of our common stock by our executive officers. See “Executive Officer Stock Ownership Guidelines” below for further details; and
•
Prohibitions on Hedging and Pledging. We prohibit our employees, including our executive officers and members of the Board, from hedging or pledging our securities, including the purchase of securities on margin, unless approved in advance by a designated clearance officer. For additional details, see “Insider Trading Policy” below.

Role of our Compensation Committee

The Board established our Compensation Committee for the purposes of:

•
overseeing, evaluating, and approving our compensation and benefits policies generally;
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overseeing, evaluating, and approving our compensation plans, policies, and programs applicable to our executive officers;
•
overseeing, evaluating, and recommending to our Board for approval compensation plans and arrangements for the non-employee members of the Board;
•
determining and overseeing the process of evaluating the performance of our CEO and our other executive officers, including setting compensation for our CEO and our other executive officers; and
•
overseeing the preparation of, reviewing, and recommending the inclusion of this Compensation Discussion and Analysis in our Annual Reports on Form 10-K, and proxy statements.

Compensation Committee Processes and Procedures

Our Compensation Committee meets throughout the year as needed, and typically quarterly . The agenda for each meeting is usually developed by the Chair of our Compensation Committee, in consultation with our Chief Executive Officer and other members of management. From time to time, members of management and other employees as well as outside advisors or consultants are invited by our Compensation Committee to make presentations, to provide financial or other background information or advice or to otherwise participate in Compensation Committee meetings. Our Compensation Committee also meets regularly in executive session.

Our Chief Executive Officer may not participate in, or be present during, any deliberations or determinations of our Compensation Committee regarding his compensation. The charter of our Compensation Committee grants the committee full access to all books, records, facilities, and personnel of the Company. In addition, under the charter, our Compensation Committee has the authority to obtain, at the expense of the Company, advice and assistance from internal and external legal, accounting, or other advisors and other external resources that our Compensation Committee considers necessary or appropriate in the performance of its duties. Our Compensation Committee has direct responsibility for the oversight of the work of any advisors engaged for the purpose of advising the committee. In particular, our Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. Under the charter, our Compensation Committee may select, or receive advice from, a compensation consultant, legal counsel, or other advisor to our Compensation Committee, other than in-house legal counsel and certain other types of advisors, only after taking into consideration the factors specified in Nasdaq Listing Rule 5605(d)(3)(D) or any successor provision, that bear upon the advisor’s independence; however, there is no requirement that any advisor be independent.

Our Compensation Committee is expected to make most of the significant adjustments to annual compensation, determine bonus and equity awards, and establish new performance objectives at one or more meetings typically held during the first quarter of the year. However, our Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of the Company’s compensation strategy, potential modifications to that strategy, and new trends, plans or approaches to compensation, at various meetings throughout the year. Generally, our Compensation Committee’s decision-making process comprises two related elements: the determination of compensation levels and the establishment and measurement of performance objectives for the current year.

For executive officers other than our Chief Executive Officer, our Compensation Committee solicits and considers evaluations and recommendations submitted to our Compensation Committee by our Chief Executive Officer. In the case of our Chief Executive Officer (and in 2023, our Interim Chief Executive Officer), the evaluation of his performance (and the determination of his compensation) is conducted by our Compensation Committee through, among other things, reviewing the achievement of corporate goals, reviewing peer benchmarks, and obtaining feedback on performance from both company directors and his direct reports. For all executive officers and directors as part of its deliberations, our Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to the executive officers in various hypothetical scenarios, executive and director stock ownership information, Company stock performance data and recommendations of our Compensation Committee’s compensation consultant. When setting each individual’s 2023 compensation, our Compensation Committee considered the following factors:

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each individual executive officer’s skills, experience, qualifications, future potential, and the scope of each executive officer’s role compared to other similarly situated executives at the companies in our compensation peer group;
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compensation practices of our compensation peer group and positioning of each executive officer’s compensation in a ranking of peer company compensation levels;
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compensation parity among our executive officers;
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our performance against the applicable operational and financial objectives established by our Compensation Committee and the Board; and
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the performance of each individual executive officer, based on an assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team, all of which reflect our core values.

These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each executive officer. No single factor is determinative in setting pay levels, nor is the impact of any factor on the determination of pay levels quantifiable.

Role of Compensation Consultant

In 2023, our Compensation Committee retained Compensia, Inc., a national compensation consulting firm, to serve as its compensation consultant. Compensia serves at the discretion of our Compensation Committee. During 2023,

Compensia regularly attended the meetings of our Compensation Committee (both with and without management present) and provided the following services:

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consulting with our Compensation Committee Chair and other members between Compensation Committee meetings;
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reviewing and recommending updates to the compensation peer group;
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providing competitive market data based on the compensation peer group for our executive officer positions and evaluating how the compensation we pay our executive officers compares both to our performance and to how the companies in our compensation peer group compensate their executives, including review of the Company bonus plan and broad-based equity strategy;
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providing competitive market data and analysis for the positions of Chief Executive Officer and Interim Chief Executive Officer;
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review and analysis of the base salary levels, annual cash bonus targets, and long-term incentive compensation opportunities of our executive officers;
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providing analysis and recommendations with respect to retention programs;
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assessing director compensation; and
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assessing executive compensation trends within our industry and providing updates on corporate governance and regulatory issues and developments.

At the request of our Compensation Committee, Compensia also conducted discussions with members of our Compensation Committee and senior management to learn more about our business operations and strategy, key strategic goals, as well as the labor markets in which we compete. Compensia provided market data and advice relating to executive compensation strategy, incentive design, and compensation mix. In each case, our Compensation Committee approved the final cash and equity compensation awards for our executive officers following review of the compensation consultant materials.

In 2023, Compensia’s consulting services were limited to our Compensation Committee, which regularly reviews the objectivity and independence of the advice provided by its compensation consultant on executive and non-employee director compensation. In 2023, our Compensation Committee considered the six specific independence factors adopted by the SEC and Nasdaq, including the factors specified in Nasdaq Listing Rule 5605(d)(3)(D), and determined that the work of Compensia raised no conflicts of interest.

Competitive Positioning

For purposes of comparing our executive compensation against the competitive market, our Compensation Committee reviews and considers the compensation levels and practices of a group of comparable companies. This compensation peer group consists of biotechnology and pharmaceutical companies that are similar to us in terms of revenue, market capitalization, and number of employees at the time of the evaluation.

The Compensation Committee updated the compensation peer group in late 2022 and again in late 2023 to reflect changed circumstances for the Company.

In September 2022, our Compensation Committee updated the compensation peer group. The following criteria were reviewed and considered in identifying comparable companies in revising the compensation peer group:

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similar industry – biotechnology or pharmaceuticals;
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FDA phase of lead product candidate – pending approval or commercial;
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similar revenue size – approximately 4x the next fiscal year estimated 2023 revenue;
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similar market capitalization – 1/3 to approximately 3.0x our then current market capitalization ($375 million to $3.2 billion);
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headcount – approximately 1/3 to 3.0x our headcount (187 to 1,698 employees);
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therapeutic area – companies with a hematology or oncology product focus; and

•
research-oriented companies with active clinical trials (>4).

Following the consultation with Compensia, our Compensation Committee approved the following compensation peer group for use during the remainder of 2022 and until the next peer group review in late 2023 to assist with the determination of the compensation for our executive officers:

ACADIA Pharmaceuticals	G1 Therapeutics
Agenus
Agios Pharmaceuticals	Global Blood Therapeutics
Amicus Therapeutics	Intercept Pharmaceuticals
bluebird bio	Ligand Pharmaceuticals
Blueprint Medicines	MannKind
Clovis Oncology	Nektar Therapeutics
Eagle Pharmaceuticals	PTC Therapeutics
Epizyme	Sage Therapeutics

In September 2023, given our new market capitalization range, and our increasing focus on oncology product development, our Compensation Committee again reviewed and updated the compensation peer group. In revising the compensation peer group, the following criteria were considered in identifying comparable companies:

•
similar industry – biotechnology or pharmaceuticals;
•
FDA phase of lead product candidate – Phase 2 or 3, or pending approval or commercial;
•
similar revenue size – up to 5.9x the next fiscal year estimated projected revenue;
•
similar market capitalization – 2/5 to approximately 6.0x our then current market capitalization ($50 million to $807 million);
•
refinement criteria:
o
therapeutic area – companies with an oncology product focus; and
o
research-oriented companies with active phase II/III clinical trials.

Following the consultation with Compensia, our Compensation Committee approved the following compensation peer group for use during the remainder of 2023 to assist with the determination of the compensation for our executive officers:

Aadi Bioscience	G1 Therapeutics
Agenus	Heron Therapeutics
Akebia Therapeutics	HOOKIPA Pharmaceuticals
ALX Oncology Holdings	Intercept Pharmaceuticals
bluebird bio	Karyopharm Therapeutics
Celularity	MacroGenics
Chimerix	Precision BioSciences
CytomX Therapeutics	Puma Technology
Eagle Pharmaceuticals	Rigel Pharmaceuticals
Fortress Biotech	Y-mAbs Therapeutics

To analyze the compensation practices of the companies in our compensation peer group, our Compensation Committee’s compensation consultant gathered data from public filings (primarily proxy statements) and the Radford Global Life Science Survey, including review of data from companies with 200 – 2,500 employees where peer SEC filing data was not available. This market data was then used as a reference point for our Compensation Committee to assess our current compensation levels in the course of its deliberations on compensation forms and amounts.

Our Compensation Committee reviews the compensation peer group at least annually and makes adjustments to its composition, taking into account changes in both our business and the businesses of the companies in the peer group.

Individual Compensation Elements

In 2023, our executive compensation program consisted of base salary, an annual cash bonus target, and long-term incentive compensation in the form of stock options, RSU awards, and PRSU awards. While our Compensation Committee does not have any formal policies for allocating compensation among the three components, our Compensation Committee reviews relevant market compensation data and uses its judgment to determine the appropriate level and mix of compensation on an annual basis to ensure that our compensation is competitive and that we are able to attract and retain capable named executive officers to work for our long-term prosperity and stockholder value, without taking unnecessary or excessive risks.

Base Salary

Base salary represents the fixed portion of the compensation of our executive officers and is an important element of compensation intended to attract and retain highly talented individuals.

Generally, we establish the initial base salaries of our executive officers through arm’s length negotiation at the time we hire the individual, taking into account his or her position, qualifications, experience, prior salary level, and the base salaries of our other executive officers. Thereafter, our Compensation Committee reviews the base salaries of our executive officers annually and makes adjustments to base salaries as it determines to be necessary or appropriate.

In February 2023, our Compensation Committee reviewed the base salaries of our then-named executive officers, taking into consideration a competitive market analysis prepared by its compensation consultant, the recommendations of our Chief Executive Officer (except with respect to his own base salary), and the other factors described above. Following this review, our Compensation Committee determined that adjustments were necessary to maintain the competitiveness of our named executive officers’ base salaries and, consequently, decided to incrementally increase the base salaries of our named executive officers from their 2022 levels. In addition, July 2023, following the resignation of Mr. Conterno, the Compensation Committee reviewed the salary of Mr. Wettig to serve in the position of Interim Chief Executive Officer and ultimately Chief Executive Officer.

The base salaries of our NEOs for 2023 were as follows:

Named Executive Officer	2022 Base Salary	2023 Base Salary	Percentage Adjustment
Mr. Wettig (CEO) (1)	N/A	$665,000	N/A
Mr. Wettig (CCO)	$535,000	$545,000	1.9%
Mr. Graham	$480,000	$505,000	5.2%
Ms. Chung	$505,000	$515,000	2.0%
Mr. Conterno (Former CEO)	$850,000	$875,000	2.9%
Dr. Eisner (Former CMO)	$630,000	$650,000	3.2%

(1) Mr. Wettig’s salary was increased to $665,000 upon being hired as Interim Chief Executive Officer on July 23,2023, inclusive of a $10,000 per month stipend, which was incorporated as base salary upon his appointment as Chief Executive Officer on October 2, 2023.

Annual Cash Bonuses

The 2023 Bonus Plan was the single cash bonus plan for our employees, including our NEOs. The Board and our Compensation Committee designed the 2023 Bonus Plan to motivate our eligible employees to achieve the following objectives, which align with our compensation philosophy:

•
provide a focus within the Company on the achievement of our corporate goals;
•
provide a clear link between the achievement of our corporate goals and the bonus payments to all eligible employees;
•
motivate and reward our employees who contribute to and achieve our corporate goals for the year; and
•
enable us to attract and retain high-quality employees.

The terms of the 2023 Bonus Plan include each participant’s annual cash bonus target and the formula for determining bonus payments based on corporate goals and individual goals. Named executive officers (other than the Chief Executive Officer) were eligible to receive bonus payouts based 80% on corporate goal achievement and 20% individual goal achievement. The Chief Executive Officer’s payout was based 100% on corporate goal achievement. Because Mr. Conterno and Dr. Eisner departed during 2023, they were not eligible to receive a 2023 bonus payout. Mr. Wettig, who served as both Chief Commercial Officer and as Chief Executive Officer during 2023, his bonus payment was pro-rated in accordance with his service as Chief Commercial Officer and as Chief Executive Officer, using the ratios described and the target bonus amounts for each role.

Whether a participant received an annual cash bonus payment pursuant to the 2023 Bonus Plan was determined by our Compensation Committee, in its sole discretion, based upon its assessment of our actual performance as measured against all of the corporate performance goals established for 2023, the participant’s individual goal achievement, as well as the recommendations from our Chief Executive Officer (except for his own bonus) with respect to a specific employee’s performance. The maximum payout for any individual goal, and for any participant’s overall bonus, is 150% of target.

The cash bonus targets of our NEOs for 2023 are listed below, were set at the same target levels for their respective seniority levels as in 2021 and 2022 and were within the ranges used by the companies in our compensation peer group:

Named Executive Officer	2023 Target Annual Cash Bonus (as a percentage of base salary)	2023 Target Annual Cash Bonus ($)
Mr. Wettig (CEO) (1)	75%	$498,750
Mr. Wettig (CCO) (1)	50%	$272,500
Mr. Graham	50%	$252,500
Ms. Chung	50%	$257,500
Mr. Conterno (Former CEO)	75%	$656,250
Dr. Eisner (Former CMO)	50%	$325,000

(1) The amounts represented for Mr. Wettig include the target cash bonus associated with each position. With each position for the full year, the actual bonus was calculated on a pro-rata basis for the time he served in each role.

Annual Cash Bonus Corporate Performance Goals

The corporate performance goals under the 2023 Bonus Plan and, in the case of quantifiable goals, the related target levels, were selected by the Board based on our corporate priorities, goals, and objectives. The 2023 corporate performance goals included goals related to achievement of:

•
Timely conducting high quality data releases for our Phase 3 readouts for pamrevlumab and roxadustat;
o
commercial and profitability targets and expansion of our roxadustat business in China;
o
enrollment targets for Phase 3 clinical study of pamrevlumab in IPF;
o
objectives towards readiness for regulatory approval submissions for pamrevlumab in the event positive data is received from our Phase 3 clinical studies;
o
advancing pre-clinical programs to expand our product pipeline;
o
non-dilutive financing, and expense and cash management; and
o
human capital-related efforts, including attracting, developing, retaining, and engaging a diverse, talented employee base.

Please see the following table for corporate performance goal details and weightings.

In selecting these corporate performance goals, our Compensation Committee believed that they were the key drivers for our business as they provided a balance between strengthening our financial position, moving our various products through the research and development process and towards commercial acceptance, and growing our business, which enhance stockholder value over the short-term and long-term. Individual goals are given weightings as part of the goal setting process, and performance is assessed against the goal achievement, including over- and under-achievement. The related target levels were set to reward strong management performance in light of our strategic objectives and the industry and economic conditions and trends at the time the target levels were set.

2023 Annual Cash Bonus Goal Achievement

The specific 2023 corporate goals and achievement as assessed by our Compensation Committee are set forth below. We have provided this information on a detailed, item-by-item basis with as much specificity as possible, while being mindful of commercial sensitivity concerns regarding the disclosure of the details of certain measures and outcomes. Goals were set in a manner such that they were intended to be challenging to achieve.

Overall performance against our operational goals during 2023 was strong. However, two factors led to the Compensation Committee’s decision to reduce the overall corporate goal scoring by approximately 10%, to ensure alignment of management compensation to corporate objectives and stockholder interests.

The first was the negative scientific results reported from our Phase 3 studies during 2023. While the goals were not designed to be outcome determinative, and we executed our process to a high level, the results had a significant impact on our stock price. The second was the fact that certain portions of goals were dependent on positive clinical data, and therefore such goals became obsolete following the receipt of study results.

Goal	Measure	Outcomes	Weight %	Achievement Score
Prepare and execute on DMD and IPF readout Process	Deliver topline Press Release for LELANTOS 1 (Q2), ZEPHYRUS 1 (Q2/3) and LELANTOS 2 (Q3) following defined processes to ensure quality	These three topline data releases (plus two roxadustat readouts) were completed within four months following our defined process to ensure quality for each of LELANTOS 1, ZEPHYRUS 1, and LELANTOS 2 and on target and were scored at 100% achievement.	17.5%	100%
Complete IPF Enrollment	March 2023	Enrollment was completed on time (100%).	7.5%	100%
Ensure pamrevlumab regulatory readiness	Complete CMC IND amendment submission by Q2. Upon positive data, complete CMC BLA sections and ensure Samsung inspection readiness by Q4. Submission dates to be defined post readouts	We completed all regulatory readiness activities on time in 2023 prior to receipt of the clinical data, including the IND submission and the BLA section. Activities post-receipt of data to Samsung toward inspection readiness by Q4 were terminated given the absence of positive pamrevlumab results. The overall 10% reduction in corporate goal scoring accounted for the portion of this goal that was not achievable due to negative pamrevlumab results.	17.5%	100.0%
Advance pamrevlumab commercial plans across indications	Complete commercial preparation activities, and if positive pamrevlumab data is obtained, complete partnering activities	All elements of the commercial plan were delivered on target (100%). Although the data was negative, rendering impossible partnering activities, all advance work was completed and significant interest had been generated pre-readout (100%). We reduced the overall corporate goal scoring to account for the portion of this goal that was not achievable due to negative pamrevlumab results.	7.5%	100.0%

Goal	Measure	Outcomes	Weight %	Achievement Score
Achieve roxadustat sales and profitability goals in China, and advance exclusivity plan	This goal was assessed by measures of our 2023 sales target ($298M) and confidential profitability targets for the roxadustat China commercial franchise, as well as by the achievement of various confidential elements of our strategy to preserve market exclusivity for roxadustat in China.	We met 95% of our sales target in China $284.1 in 2023, and 99% of our profitability target, despite an industry-wide slow-down of sales activities by the government which limited commercial activities across the industry for several months during the year, and thus scored these two elements at 95% and 99% respectively. We completed our target activities designed to enable extension of exclusivity in China, but external events that may impact exclusivity timing were also taken into account by the Compensation Committee, reducing overall scored achievement for this goal to 92.5%.	5%	92.50%
Prepare and execute on MDS and CIA China readouts	Deliver topline press release for MATTERHORN MDS study (Q2) and 52-wk data (Q4), topline for China CIA study (Q4) following defined processes to ensure quality

The topline data releases were completed following our defined process to ensure quality for each of MATTERHORN (Q2) (100%) and China CIA (Q4), and our China team produced best-in-class timing from topline data to supplemental NDA submission, leading to this element being scored at 105%; Given that we stopped the MATTERHORN study after unblinding for the primary endpoint, 52 week data was not available, but work done by the team enabled the presentation of a sub-group analysis demonstrating efficacy in low risk MDS patients, which was presented in November 2023 (Q4) and thus this element was scored at 100%.

			5%	101.7%
Advance our pre-clinical programs	File INDs for Gal-9 and CCR8; complete FG-3246 enabling activities	We completed all Gal-9 IND enabling activities under our control in 2023, but cybersecurity issues beyond our control at one of our vendors delayed key activities for several months, pushing this to early 2024 so for this element we scored it at 50%. For CCR-8 developments in the program resulting from our activities have led us to determine additional work must be completed prior to filing an IND, and so we scored this element at 0%. For FG-3246, we completed CMC, and contractual targets, but fell short on an enrollment measures, so we scored this element at 80%.	10%	43.0%

Goal	Measure	Outcomes	Weight %	Achievement Score
Deliver on our financial plan and timely execution of financing	This goal had measurements relating to revenue, operating expenses, and cash management (based on completing financing activities)	We achieved our revenue goals, and over-achieved on operating expenses and cash management, given the nearly $125 million raised in debt and equity capital. However, delays in timing led to this goal being scored at 75% achievement.	15%	75.0%
Attract, develop and retain diverse, talented and engaged employees	Increase employee engagement in our annual survey above a specified level; increase female gender diversity at the executive director level and above; and keep regrettable turnover below a specified level

We overachieved in all metrics for this goal and thus the Compensation Committee scored this goal at 110% achievement.

In our annual employee engagement survey, we achieved our target engagement score and outperformed both the biotech industry and all companies with fewer than 1,000 employees despite having completed a reduction in force on month prior.

We increased female gender diversity at the executive director level and above.

We also kept our regrettable turnover below the specified target level, despite the negative clinical results and the departure of our Chief Executive Officer and Chief Medical Officer.

			10%	110.0%
Implement SAP and Quality Agenda	QMS Operating Model, GxP Risk Management and Product Life Cycle Management Operating Model	Our efforts on the SAP and QMS model were significant but fell a bit short of target, leading to a score of 75% achievement.	5%	75%
	CORPORATE GOAL ACHIEVEMENT:			93.7%
	FINAL ADJUSTED CORPORATE GOAL ACHIEVEMENT:			85%*

* Based on the factors described above the table, our Compensation Committee adjusted downward the overall goal scoring by approximately 10% of achievement from 93.7% to 85.0%.

In response to feedback from investors and ISS in 2022 and 2023, the Committee ensured that there is no overlap between our Annual Cash Bonus goals with our PRSUs goals. For example, our Annual Cash Bonus Program includes only process-oriented clinical goals, whereas our PRSU goals were dependent on the outcome of the clinical trials.

Individual Performance Achievements

The Compensation Committee considered the following key achievements of our named executive officers during 2023 when determining the payouts under our 2023 Bonus Plan.

•
Mr. Wettig – Mr. Wettig’s bonus payment pro-rated for his time and service as Chief Commercial Officer and as Chief Executive Officer. For his service as Chief Executive Officer, he was recognized for his efforts in leading the Company to achieve its corporate goals, and his portion of the bonus for that period was fully based on corporate goal achievement. For Mr. Wettig’s service as Chief Commercial Officer, he was recognized for his efforts toward pamrevlumab commercial readiness, including advancement of commercial plans across multiple disease indications; significant efforts to retain diverse, talented and engaged employees in difficult circumstances; and efforts to establish and influence critical sub-teams, to advance the preclinical pipeline and to deliver on the financial plan, including focus on roxadustat revenue targets and operating expense targets.

•
Ms. Chung – Ms. Chung was recognized for a variety of roxadustat China achievements, including working to keep the chemotherapy induced anemia supplemental NDA on track; the execution of roxadustat sales and profitability targets in China; continued progress toward preservation of roxadustat exclusivity; development and implementation of a strategy to reduce certain partner expenses over time; as well as human resources related activities to retain key talent and minimize regrettable loss.
•
Mr. Graham – Mr. Graham was recognized for his delivery on strategic and operational activities in support of the Company’s corporate goals, including ensuring appropriate capitalization including by executing on financing opportunities; building, developing and enhancing an agile and fit-for-purpose finance organization delivering operating expense savings; increasing investor relations effectiveness and visibility; expanding and developing a compliance and risk management platform while deploying enterprise risk management, internal audit and cybersecurity programs; upgrade of processes and systems, including the SAP system; and providing leadership and support to corporate functions in order to meet financial targets.

2023 Bonus Plan Payments

The target annual cash bonuses and the actual cash bonus payments made in 2024 to our NEOs for 2023 goal achievement were as follows:

Named Executive Officer	Target 2023 Cash Bonus Opportunity ($)	Payment Percentage for Corporate Performance Goals (80% of Bonus)	Payment Percentage for Individual Performance Goals (20% of Bonus)	Total Performance Achievement (%)	Actual 2023 Cash Bonus Payment ($)
Mr. Wettig (CEO) (2) (4)	$498,750	85.00%	N/A	37.73%	$188,159
Mr. Wettig (CCO) (1) (2)	$272,500	85.00%	100.00%	48.94%	$133,368
Mr. Graham	$252,500	85.00%	97.00%	87.40%	$220,685
Ms. Chung	$257,500	85.00%	98.40%	87.70%	$225,776
Mr. Conterno (Former CEO) (3)	$656,250	85.00%	0.00%	0.00%	$-
Dr. Eisner (Former CMO) (3)	$325,000	85.00%	0.00%	0.00%	$-

(1)
Chief Commercial Officer annual cash bonus for Mr. Wettig was pro-rated for the time Mr. Wettig served as Chief Commercial Officer, and was based 80% on corporate goal achievement, 20% on individual performance.
(2)
Total performance achievement and actual 2023 cash bonus payment for Mr. Wettig was pro-rated for the time he served in each role, and was based 100% on corporate goal achievement.
(3)
Mr. Conterno and Dr. Eisner were not eligible to receive, and did not receive, a Bonus payment for 2023 due to their resignations in 2023.
(4)
Chief Executive Officer annual cash bonus is based 100% on corporate goal achievement.

Long-Term Incentive Compensation

Based on the positive feedback we received in our 2023 stockholder outreach, the Compensation Committee retained this long-term incentive structure for 2023 (with 1/3 of the grants consisting of stock options, 1/3 consisting of RSUs, and 1/3 consisting of PRSUs). Of the PRSUs, 50% of PRSUs vest based on relative TSR performance (the “TSR RSUs”) and 50% vest based on clinical milestone goals (the “Milestone PRSUs”).

Our Compensation Committee believes the forms of equity provided to our executives provide an effective balance of performance and retention incentives to optimally align management’s interests with those of our stockholders by driving long-term stockholder value creation. Stock options provide an effective performance incentive because our executive officers derive value from their options only if our stock price increases (which benefits all stockholders). PRSUs directly align executive incentives with key clinical milestones and stock performance. The clinical milestone PRSUs are tied directly to timely achievement of key clinical milestones and are scaled according to outcomes. These are designed to be weighted proportionally to the value expected to be delivered to stockholders. The TSR PRSUs are tied directly to relative stock performance as measured against a key industry index. Our RSU awards help us to retain our executive officers and reward them for long-term stock price appreciation while at the same time providing some value to the recipient even if the market price of our common stock in the volatile biotechnology capital markets remains stable or declines.

Our Compensation Committee determines the amount of annual long-term incentive compensation for our continuing executive officers as part of its annual compensation review and after taking into consideration a competitive market analysis prepared by its compensation consultant, the recommendations of our Chief Executive Officer (except with respect to his own equity award), the outstanding equity holdings of each executive officer, the projected impact of the proposed awards on our earnings, the proportion of our total shares outstanding used for annual employee long-term incentive compensation awards (our “burn rate”) in relation to the companies in our compensation peer group, the potential voting power dilution to our stockholders (our “overhang”) in relation to the companies in our compensation peer group, and the other factors described above.

Based on the determination of our Compensation Committee, the following equity awards were granted on in 2023 to our NEOs:

Named Executive Officer	Grant Date	Grant Price	Options to Purchase Shares of our Common Stock (number of shares)	Restricted Stock Unit Awards for Shares of our Common Stock (number of shares)	Performance Based Restricted Stock Unit Awards for Shares of our Common Stock (number of shares)	Performance Based Options to Purchase Shares at 125% Premium	Equity Awards (grant date fair value)
Mr. Wettig	02/21/2023 (1)	$22.60	42,000				$595,888
	08/07/2023 (3)	$1.77	300,000				$432,990
	02/21/2023 (1)			25,000			$565,000
	08/07/2023 (3)			200,000			$354,000
	02/21/2023 (1)				25,000		$751,156
Total:							$2,699,034
Mr. Graham	02/21/2023 (1)	$22.60	42,000				$595,888
	08/30/2023 (2)	$1.21				220,000	$169,334
	02/21/2023 (1)			25,000			$565,000
	08/30/2023 (2)			120,000			$116,388
	02/21/2023 (1)				25,000		$751,156
Total:							$2,197,766
Ms. Chung	02/21/2023 (1)	$22.60	42,000				$595,888
	08/30/2023 (2)	$1.21				220,000	$169,334
	02/21/2023 (1)			25,000			$565,000
	08/30/2023 (2)			120,000			$116,388
	02/21/2023 (1)				25,000		$751,156
Total:							$2,197,766
Mr. Conterno (Former CEO)(4)	02/21/2023 (1)	$22.60	143,100				$2,030,274
	02/21/2023 (1)			85,300			$1,927,780
	02/21/2023 (1)				85,300		$2,562,946
Total:							$6,521,000
Dr. Eisner (Former CMO) (4)	02/21/2023 (1)	$22.60	55,000				$780,329
	02/21/2023 (1)			32,500			$734,500
	02/21/2023 (1)				32,500		$976,504
Total:							$2,491,333

(1) Annual Award

(2) Retention Award

(3) Chief Executive Officer Promotion Award

(4) All equity grants were cancelled after the departures of Mr. Conterno and Dr. Eisner in August and September, 2023, respectively.

The stock options granted vest as to one-quarter of the shares of our common stock subject to the stock options on March 1, 2024, and as to one-sixteenth of the shares subject to the stock options quarterly thereafter, contingent on continued employment as of each vesting date.

The RSU awards vest as to one-quarter of the units subject to the awards on March 6, 2024, and as to one-sixteenth of the units subject to the awards quarterly thereafter, contingent on continued employment as of each vesting date. Each unit granted pursuant to these RSU awards represents a contingent right to receive one share of our common stock for each unit that vests.

As part of the long-term performance-based compensation program for our named executive officers, we also provide PRSU awards. Our 2023 annual equity awards have been granted with one-third of the value awarded in the form of each of stock options and time-based RSU and PRSU awards. The PRSU awards are designed to be aligned directly with key value drivers for the Company and its stockholders. The PRSU awards have been granted in two forms, each of which will vest annually over a four-year period.

2023 Total Stockholder Return Awards – 50% of PRSU awards vest based on relative TSR performance as measured against the companies in the NASDAQ Biotechnology Index as of the commencement of the performance period and that remain actively traded at the end of the measurement period.

The TSR PRSUs vest over four distinct measurement periods with three-quarters vesting over multi-year performance periods and half vesting over three years or more:

•
25% vest after one year based on TSR performance over a one-year measurement period.
•
25% vest after two years based on TSR performance over a two-year measurement period.
•
25% vest after three years based on TSR performance over a three-year measurement period.
•
25% vest after four years based on TSR performance over a four-year measurement period.

TSR PRSU award vesting is contingent upon our relative TSR performance being at or above the 25th percentile in each measurement period. Once this threshold performance is met in each measurement period, the TSR PRSU awards vest on a linear basis between 50% (at the 25th percentile) and 200% (at the 100th percentile) of the target award. Each unit granted pursuant to these PRSU awards represents a contingent right to receive one share of our common stock for each unit that vests.

If the absolute return of our stock is negative for a particular measurement period, then the applicable percent of the target award is capped at 100%, regardless of the percentile actually achieved.

Relative Total Stockholder Return	Applicable % of Target Award
Below 25th percentile	0%
25th percentile	50%
50th percentile	100%
75th percentile	150%
100th percentile	200%

Similarly, our 2023 relative TSR performance for the 2023 performance period was in the 1st percentile (0.39) and given this was below the 25th percentile, there was no payout of awards.

2023 Clinical Milestone Awards – The Clinical Milestone PRSU award vests based on the Company’s multi-year performance with respect to our pamrevlumab program, as measured by enrollment in our pamrevlumab Phase 3 IPF and DMD trials, and data readouts for our Phase 3 IPF, locally advanced unresectable pancreatic cancer, and DMD programs.

2023 Clinical Milestone PRSU Awards
Phase 3 Study	Scale Multiplier if Positive Readout (x Target Award)	Positive Readout Achieved	Scale Multiplier Achieved
LELANTOS 1 (DMD)	0.5	No	0
ZEPHYRUS 1 (IPF)	1	No	0
LELANTOS 2 (DMD)	0.5	No	0
MATTERHORN (MDS)	0.25	No	0
CIA	0.25	Yes	0.25

In 2023, we received a positive readout for our chemotherapy-induced anemia study only, and thus the Scale Multiplier for the Clinical Milestone PRSU awards was 0.25, and thus one quarter of the target awards for the first year performance period of the 2023 Clinical Milestone PRSU awards vested.

2023 Retention Awards

Following the extensive Committee process, and the stockholder outreach discussed above, and after taking into consideration multiple alternatives while balancing the competing concerns of retention value, dilution to stockholders, and motivating performance, the Committee decided to approve a retention equity program that contained both a long-term, performance-based element and a short-term element:

o
The long-term element consists of performance-based stock option awards that were priced at a twenty-five percent (25%) premium to the price on the date of grant, and which vest over four years, with one quarter of the shares vesting upon a one-year cliff vest and one-sixteenth of the shares vesting quarterly thereafter.
o
The short-term element consists of restricted stock unit awards that vest quarterly over a one-year period.

The retention awards granted to our named executive officers were as follows:

Named Executive Officer	Restricted Stock Units ($)	Premium-Priced Stock Options ($)	Total Retention Award Value ($)
Mr. Graham	$116,388.00	$169,334.00	$285,722.00
Ms. Chung	$116,388.00	$169,334.00	$285,722.00

Prior Year(s) Performance Award Results

2022 TSR PRSU Award Achievement

Our 2022 Total Stockholder Return PRSU Awards have an identical structure to the 2023 awards describe above, and vest based on relative TSR performance as measured against the companies in the NASDAQ Biotechnology Index as of the commencement of the performance period and that remain actively traded at the end of the measurement period.

In 2023, our 2022 relative TSR performance for the 2023 performance period was in the 5th percentile (4.88) and given this was below the 25th percentile, there was no payout of awards, demonstrating the pay-for-performance philosophy of our compensation program.

2022 Clinical Milestone PRSU Award Achievement

Our 2022 Clinical Milestone PRSU Awards have a similar structure as our 2023 awards, with the award divided equally into four one-, two-, three- and four-year performance and vesting periods. Performance for the two-year performance period ending December 31, 2023 was assessed based on our achievement of enrollment during the first year of the award (the enrollment achievement percentage from the first year was 103.1%), multiplied by a scale multiplier set forth below, which is determined by the number of positive Phase 3 data readouts by disease indication during the subsequent annual performance periods.

2022 Clinical Milestone PRSU Awards
Phase 3 Study(ies)	Scale Multiplier if Positive Readout	Positive Readout Achieved	2022 Enrollment Achievement Percentage*	2023 Scale Multiplier for 2022 Grants
	(x Target Award)
1 OF LELANTOS 1, LELANTOS 2 OR LAPIS	0.5	No	1.03	0
ZEPHYRUS 1 OR ZEPHYRUS 2	1.25	No	1.03	0
2 OF ANY PAMREVLUMAB STUDIES	1.5	No	1.03	0
3 OF ANY PAMREVLUMAB STUDIES	2.0	No	1.03	0

*2022 Enrollment Achievement Percentage achieved based on meeting Phase 3 enrollment targets during 2022.

Based on the absence of positive readouts in 2023 for the pamrevlumab program, the 2023 Scale Multiplier for the 2022 Clinical Milestone PRSU awards was 0, and thus no units vested and no shares were issued for 2023 pursuant to these awards, further demonstrating the pay-for-performance philosophy of our compensation program.

Severance and Change in Control Payments and Benefits

Our executive officers are party to change in control severance agreements with us, the terms of which were established in 2014, and subsequently amended in 2016 and 2019, described in more detail below in the section titled “Change in Control Arrangements”, in each case after consultation with our compensation consultant and review of compensation peer group data. These agreements provide for certain payments and benefits, which may include cash severance, equity acceleration, and certain other payments and benefits in connection with a CIC Termination, or Ordinary Course Termination (each as described and defined below in the section entitled “Change in Control Arrangements”). Each of our executive officers holds stock options under one or both of our Amended and Restated 2005 Stock Plan (the “2005 Plan”) and the 2014 Plan, as well as RSU awards and PRSU awards under the 2014 Plan, all of which will accelerate in full upon a CIC Termination. See “Change in Control Arrangements” below for specific details of these severance and change in control payments and benefits for our named executive officers.

Given the nature of the industry in which we participate and the range of strategic initiatives that we may explore, we believe these severance and change of control payments and benefits are an essential element of our executive compensation program and assist us in recruiting and retaining talented individuals. In addition, since we believe it may be difficult for our executive officers to find comparable employment following a termination of employment without “cause” or resignation with “good reason” in connection with or following a change of control of the Company, these severance and change of control payments and benefits are intended to ease the consequences to an executive officer of an unexpected termination of employment. By establishing these severance and change of control payments and benefits, we believe we can mitigate the distraction and loss of our executive officers that may occur in connection with rumored or actual fundamental corporate changes and thereby protect stockholder interests while a transaction is under consideration or pending.

Other Compensation Practices

Welfare and Health Benefits; Section 401(k) Plan

We maintain a Section 401(k) plan that provides eligible U.S. employees, including our executive officers, with an opportunity to save for retirement on a tax-advantaged basis. Active contributing participants in our 401(k) plan are eligible to receive employer-matching contributions of up to 6% of base salary. Employer matching contributions are subject to applicable annual Internal Revenue Code of 1986, as amended (the “Code”) limits and are fully vested when made.

In addition, our executive officers are eligible to participate in our employee benefit programs on the same basis as all of our employees. These benefits include medical, dental and vision benefits, disability insurance, basic life insurance coverage, health savings accounts, and accidental death and dismemberment insurance.

We design our employee benefits programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices and the competitive market.

Perquisites and Other Personal Benefits

Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Accordingly, we do not provide perquisites or other personal benefits to our executive officers, except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment and retention purposes.

During 2023, none of our NEOs received perquisites or other personal benefits, other than tax gross-up payments provided in the limited contexts of relocation and global mobility.

In the future, we may provide perquisites or other personal benefits in limited circumstances, such as those described in the preceding paragraph. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by our Compensation Committee.

Global Mobility Tax Gross Up

We have a global mobility program for employees spending a significant amount of time in China. Under this program, we calculate potential tax liability to China for compensation received as a result of time spent in China. FibroGen pays that liability on behalf of the employees to the Chinese tax authority. Because this is considered taxable income in the U.S., and there is no offset to their U.S. income taxes as a result of the China tax, FibroGen grosses up the amount for the China tax obligation, so that the employee does not incur additional expense due to their service on behalf of the Company. During 2023, Ms. Chung, our Senior Vice President, China Operations, participated in the global mobility program.

Insider Trading Policy; Prohibition on Hedging and Pledging

Our Insider Trading Policy prohibits hedging, pledging or short selling of our securities, the trading of any derivative securities related to our equity securities at any time, or, unless approved in advance by a designated clearance officer, purchases of our securities on margin. These restrictions apply to any shares held, directly or indirectly, by any employee, including officers, or non-employee member of the Board, and any shares granted to any employee, including officers, or non-employee member of the Board, as part of their compensation.

Compensation Recovery Policy

We have adopted a revised policy for recoupment of compensation, or “clawback” policy in November 2023. Our Incentive Compensation Recoupment Policy is compliant with the Nasdaq listing standards issued in response to Exchange Act Rule 10D-1.

Executive Officer Stock Ownership Guidelines

We maintain formal guidelines for ownership of shares of our common stock by our executive officers. These guidelines require our Chief Executive Officer to achieve and maintain ownership of shares valued at five times his base salary, and other executive officers to achieve and maintain ownership of shares valued at their base salary, within five years of adoption of the policy or promotion to a covered role. Shares owned outright and unvested RSU awards apply towards the calculation of compliance with the guidelines. The average tenure of our NEOs as of the end of 2023, was approximately 7.1 years. Each of our NEOs has established a significant ownership position in the Company. Each of our NEOs who has been with us for more than five years is in compliance with the ownership requirements of the guidelines.

Analysis of Risks Presented by our Compensation Program and Policies

Our Compensation Committee conducts an annual review and approval of our compensation strategy, including a review and determination of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to ensure that our compensation program does not encourage excessive or inappropriate risk taking and that the level of risk that it does encourage is not reasonably likely to have a material adverse effect on us. Our compensation program consists of both fixed and variable compensation. The fixed (base salary) portion is designed to provide a steady income regardless of our stock price performance so that our executives do not focus exclusively on stock price performance to the detriment of other important business metrics. The variable (cash bonus and equity) portions of compensation are designed to reward both short-term and long-term corporate performance. We believe that the variable elements of compensation are a sufficient percentage of overall compensation to motivate our executives to produce positive short-term and long-term corporate results, while the fixed element is also sufficiently high such that our executives are not encouraged to take unnecessary or excessive risks in doing so. Because our executive officers receive a significant portion of their compensation in the form of equity, with multiple year vesting, this discourages them from making short-term decisions that may result in long-term harm to the organization. Further, the performance goals used to determine the amount of an executive officer’s cash bonus are measures that our Compensation Committee believes contribute to long-term stockholder value creation and promote the continued viability of the Company and are often focused on key events related to the overall success of our product development. Finally, compensation decisions include subjective considerations, which help to constrain the influence of formulas or objective factors on excessive risk taking.

Tax and Accounting Considerations

Deductibility of Executive Compensation

Under Section 162(m) of the Code, compensation paid to each of our “covered employees” that exceeds $1 million per taxable year is generally non-deductible. Although our Compensation Committee will continue to consider tax implications as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions and retains the flexibility to provide compensation for the Company’s named executive officers in a manner consistent with the goals of our executive compensation program and the best interests of FibroGen and our stockholders, which may include providing for compensation that is not deductible by the Company due to the deduction limit under Section 162(m) of the Code.

Taxation of “Parachute” Payments

Sections 280G and 4999 of the Code provide that executive officers and members of the Board who hold significant equity interests and certain other service providers may be subject to significant additional taxes if they receive payments or benefits in connection with a “change in control” of FibroGen that exceeds certain prescribed limits, and that we (or our successor) may forfeit a deduction on the amounts subject to this additional tax. We did not provide any NEO with a “gross-up” or other reimbursement payment for any tax liability that he or she may owe as a result of the application of Sections 280G or 4999 during 2023, and we have not agreed and are not otherwise obligated to provide any named executive officer with such a “gross-up” or other reimbursement.

Accounting for Stock-Based Compensation

We follow FASB ASC Topic 718 for our stock-based compensation awards. Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and members of the Board, including stock options and other stock awards, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, our Compensation Committee hereby recommends to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report.

Respectfully submitted by the members of our Compensation Committee:

Suzanne Blaug, Chair

Aoife Brennan, M.B., B.Ch.

Gerald Lema

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

2023 Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by, or paid to our named executive officers for 2023, 2022, and 2021.

Named Executive Officer	Year	Base Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)(3)	All other Compensation ($)(4)	Total ($)
Thane Wettig (7)	2023	$573,334	$-	$1,670,156	$1,028,878	$321,527	$46,934	$3,640,829
Chief Executive Officer	2022	$535,000		$1,616,231	$699,585	$253,483	$18,862	$3,123,161
	2021	$510,000		$874,665	$1,590,542	$186,533	$12,855	$3,174,595
Juan Graham (6)	2023	$505,000	$-	$1,432,544	$765,222	$220,685	$166,803	$3,090,254
Chief Financial Officer	2022	$480,000	$150,000	$808,116	$349,793	$226,848	$284,909	$2,299,666
	2021	$149,546	$150,000	$434,350	$1,446,166	$55,716	$22,179	$2,257,957
Christine L. Chung	2023	$515,000	$-	$1,432,544	$765,222	$225,776	$174,586	$3,113,128
Senior Vice President, China Operations	2022	$505,000	$-	$1,616,231	$699,585	$241,668	$528,070	$3,590,554
	2021	$490,000	$-	$1,688,225	$2,031,863	$180,707	$336,349	$4,727,144
Enrique Conterno	2023	$875,000	$-	$4,490,726	$2,030,274	$-	$41,427	$7,437,427
Former Chief Executive Officer	2022	$850,000	$-	$6,443,375	$2,779,684	$603,713	$64,302	$10,741,074
	2021	$825,000	$-	$4,346,820	$4,732,876	$422,297	$58,110	$10,385,103
Mark Eisner, M.D., M.P.H. (5)	2023	$650,000	$-	$1,711,004	$780,329	$-	$51,212	$3,192,545
Former Chief Medical Officer	2022	$630,000	$-	$2,154,975	$932,780	$304,243	$58,710	$4,080,708
	2021	$600,000	$1,000,000	$739,984	$1,157,212	$218,100	$52,310	$3,767,606

(1)
Amounts represent time-based sign-on bonuses paid to Dr. Eisner and Mr. Graham, contingent upon continued employment with FibroGen, in the amounts of $1,000,000, $150,000, and $150,000, respectively. Dr. Eisner received his sign-on bonus in three installments of $500,000 on December 2020, March 2021 and August 2021.
(2)
Reflects the grant date fair value of the stock options, RSU, and PRSU awards granted as computed in accordance with FASB ASC Topic 718. The valuation assumptions used in calculating the grant date fair value of the stock options are set forth in Note 11 to our financial statements under Item 8 included in our Annual Report. The fair market value of RSUs and PRSUs for clinical milestone awards is calculated based on the closing price of FibroGen’s stock on the date of grant. The estimated fair market value of PRSUs granted for TSR awards is calculated based on a Monte Carlo valuation method to simulate the probabilities of achievement.
(3)
Amount represents each of our NEOs’ annual performance-based cash bonuses.
(4)
The amounts for 2023 include:
a.
life insurance premiums for Messrs. Conterno, Graham, and Wettig, Ms. Chung, and Dr. Eisner in the amount of $2,107, $1,208, $3,462, $3,462, and $2,258 respectively;
b.
FibroGen 401(k) plan contributions for Messrs. Conterno, Graham, and Wettig, Ms. Chung, and Dr. Eisner in the amount of $10,688, $19,800, $19,800, $3,300, and $16,500, respectively;
c.
health insurance premiums for Messrs. Conterno, Graham, Wettig, Ms. Chung, and Dr. Eisner in the amount of $28,632, $45,874, $945, $45,874, and $32,455, respectively;
d.
tax gross up for China global mobility program for Ms. Chung in the amount of $121,950; and
e.
reimbursable relocation and tax gross up pay for Mr. Graham in the amount of $99,921 ($154,062 reimbursable relocation and $79,064 tax).
(5)
Dr. Eisner was hired in December 2020.
(6)
Mr. Graham was hired in September 2021.
(7)
Mr. Wettig was hired as Chief Commercial Officer in June 2020. He was hired as Chief Executive Officer on July 23, 2023. The numbers in this row represent his actual and total compensation in 2023. In 2023, his base salary as Chief Executive Officer was $665,000, his base salary as Chief Commercial Officer was $545,000. In 2023, his stock awards as Chief Executive Officer totaled $354,000, his stock awards as Chief Commercial Officer totaled $1,316,156. In 2023, his option awards as Chief Executive Officer totaled $432,990, his option awards as Chief Commercial Officer totaled $595,888. In 2023, his non-equity incentive plan compensation as Chief Executive Officer totaled $188,159, his non-equity incentive plan compensation as Chief Commercial Officer totaled $133,368. In 2023, all other compensation as Chief Executive Officer totaled $46,934. In 2023, his total compensation as Chief Executive Officer totaled $1,687,083, his total compensation as Chief Commercial Officer totaled $2,590,412.

2023 Grants of Plan-Based Awards Table

The following table provides information with regard to each grant of plan-based award made under our 2014 Equity Incentive Plan and bonus targets offered for our named executive officers during the fiscal year ended December 31, 2023.

Named Executive Officer	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)	Estimated Future Payouts under Equity Incentive Plan Awards (#)(2)			All Other Stock Awards: Number of Shares of Stock (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Target ($)	Threshold	Target	Maximum
Thane Wettig
Stock Option	02/21/2023 (4)(5)	-					42,000	$22.60	$595,888
	08/07/2023 (8)						300,000	$1.77	$432,990
RSUs	02/21/2023 (3)	-				25,000			$565,000
	08/07/2023 (9)					200,000			$354,000
PRSUs (TSR)	02/21/2023		6,250	12,500	25,000				$468,656
PRSUs (Clinical)	02/21/2023			12,500	25,000				$282,500
2023 Bonus Plan		$374,158
Juan Graham
Stock Option	02/21/2023 (4)(5)	-					42,000	$22.60	$595,888
	08/30/2023 (7)						220,000	$1.21	$169,344
RSUs	02/21/2023 (3)					25,000			$565,000
	08/30/2023 (6)					120,000			$116,388
PRSUs (TSR)	02/21/2023	-	6,250	12,500	25,000				$468,656
PRSUs (Clinical)	02/21/2023			12,500	25,000				$282,500
2023 Bonus Plan		$252,500
Christine L. Chung
Stock Option	02/21/2023 (4)(5)	-					42,000	$22.60	$595,888
	08/30/2023 (7)						220,000	$1.21	$169,344
RSUs	02/21/2023 (3)	-				25,000			$565,000
	08/30/2023 (6)					120,000			$116,388
PRSUs (TSR)	02/21/2023		6,250	12,500	25,000				$468,656
PRSUs (Clinical)	02/21/2023			12,500	25,000				$282,500
2023 Bonus Plan		$257,500
Enrique Conterno (Former CEO) (4)
Stock Option	02/21/2023 (4)(5)	-					143,100	$22.60	$2,030,274
RSUs	02/21/2023 (3)	-				85,300			$1,927,780
PRSUs (TSR)	02/21/2023		21,325	42,650	85,300				$1,599,056
PRSUs (Clinical)	02/21/2023			42,650	85,300				$963,890
2023 Bonus Plan		$656,250

Mark Eisner, M.D., M.P.H. (Former CMO) (4)
Stock Option	02/21/2023 (4)(5)	-					55,000	$22.60	$780,329
RSUs	02/21/2023 (3)					32,500			$734,500
PRSUs (TSR)	02/21/2023	-	8,125	16,250	32,500				$609,254
PRSUs (Clinical)	02/21/2023			16,250	32,500				$367,250
2023 Bonus Plan		$325,000

(1)
The amount in the table above reflects the value of the annual cash bonus targets of each respective NEO for 2023 under the 2023 Bonus Plan approved by our Compensation Committee. Such amounts may not reflect the actual payments made to our NEOs. The 2023 bonus award amounts actually paid in 2023 to our NEOs under the 2023 Bonus Plan are shown in the 2023 Summary Compensation Table under the heading “Non-Equity Incentive Plan Compensation” and the accompanying footnote. Please refer to “Compensation Discussion and Analysis – Annual Cash Bonuses” above for a description of the 2023 Bonus Plan. There are no threshold or maximum values for these cash bonus awards under the 2023 Bonus Plan.
(2)
The PRSU awards are divided into two forms with an equal target number of shares, with one vesting pro rata annually based on relative TSR as measured in each year of the performance period against the companies in the Nasdaq Biotechnology Index, and one based on the achievement of clinical milestones over multiple time horizons within the four-year performance period. For the clinical milestone PSRU awards, in the first year, units vest based on our success in meeting our enrollment targets for our Phase 3 studies, expressed as a percentage of target, with adjustments based on achieving the enrollment targets in earlier or later calendar quarters. In the second, third and fourth years, units vest based on the enrollment achievement percentage multiplied by a scale multiplier determined by the number of positive Phase 3 data readouts by disease indication. The threshold achievement for receipt of shares under the TSR PRSU awards is the 25th percentile as measured against companies in the Nasdaq Biotechnology Index, and there is no threshold performance minimum for the clinical milestone PRSUs as receipt of these shares is tied to achievement of the milestones. Each unit granted pursuant to these PRSU awards represents a contingent right to receive one share of our common stock for each unit that vests, and the maximum number of shares that could be received, based on performance, is two times the target number of shares.
(3)
The RSU awards vest as to 25% of the units subject to the awards on March 6, 2024, and as to 1/16thof the units subject to the awards quarterly thereafter, contingent on continued employment as of each vesting date. Each unit granted pursuant to these RSU awards represents a contingent right to receive one share of our common stock for each unit that vests.
(4)
The stock options granted on February 21, 2023 vest as to 25% of the shares of our common stock subject to the stock options on March 1, 2024 and as to 1/16th of the shares subject to the stock options quarterly thereafter, contingent on our NEOs’ continued employment as of each vesting date.
(5)
Stock options are granted at an exercise price equal to the fair market value of our common stock, as determined by reference to the closing price reported by the Nasdaq Global Select Market on the date of grant.
(6)
The equity awards granted on August 30, 2023 are retention awards granted in the form of RSUs which may be settled in shares of our common stock, with 25% of the RSU awards vesting on each of December 6, 2023, March 6, 2024, June 6, 2024, and September 6, 2024, for each of Ms. Chung and Mr. Graham.
(7)
Exercise price was 125% of the fair market value on the date of grant.
(8)
The stock option granted on August 7, 2023 vest one-fourth of the shares of our common stock subject to the stock option on August 7, 2024 and as to one-sixteenth of the shares subject to the stock options quarterly thereafter, contingent on our name executive officer’s continued employment as of each vesting date.
(9)
The equity awards granted on August 7, 2023 are retention awards granted in the form of RSUs which may be settled in shares of our common stock, with 25% of the RSU awards vesting on each of November 1, 2023, February 1, 2024, May 1, 2024, and August 1, 2024, contingent on our named executive officer’s continued employment as of each vesting date.

Offer Letter Agreements for At-Will Employment

We entered into initial employment offer letters with each of our current named executive officers. Each of these offer letters was approved by the Board and provides for “at-will” employment.

2023 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding outstanding equity awards held by each of our NEOs as of December 31, 2023.

				Option Awards					Stock Awards
Named Executive Officer	Grant Date (1)	Vesting Commencement Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)(2)		Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Thane Wettig	6/22/2020	6/22/2020	(4)	78,750	11,250	$42.08		6/21/2030	—	$-	—	$-
	6/22/2020	6/22/2020	(5)	—	—	—		—	3,750	$3,324	—	$-
	2/24/2021	3/1/2021	(4)	22,069	10,031	$53.01		2/23/2031	—	$-	—	$-
	2/24/2021	3/6/2021	(5)	—	—	—		—	5,156	$4,570	—	$-
	2/14/2022	3/1/2022	(4)	32,813	42,187	$15.60		2/13/2032	—	$-	—	$-
	2/14/2022	3/6/2022	(5)	—	—	—		—	25,312	$22,434	—	$-
	2/21/2023	3/1/2023	(4)	—	42,000	$22.60		2/20/2033	—	$-	—	$-
	2/21/2023	3/6/2023	(5)	—	—	—		—	25,000	$22,158	—	$-
	8/07/2023	8/7/2023	(4)	—	300,000	$1.77		8/6/2033	—	$-	—	$-
	8/07/2023	8/7/2023	(10)	—	—	—		—	150,000	$132,945	—	$-
	2/14/2022	3/6/2022	(7)	—	—	—		—	—	$-	16,875	$14,956
	2/14/2022	3/6/2022	(7)	—	—	—		—	—	$-	16,875	$14,956
	2/21/2023	2/21/2023	(7)	—	—	—		—	—	$-	12,500	$11,079
	2/21/2023	2/21/2023	(7)	—	—	—		—	—	$-	12,500	$11,079

Juan Graham	9/7/2021	9/7/2021	(4)	110,250	85,750	$12.41		9/6/2031	—	$-	—	$-
	9/7/2021	9/7/2021	(5)	—	—	$-			15,312	$13,571	—	$-
	2/14/2022	3/1/2022	(4)	16,406	21,094	$15.60		2/13/2032	—	$-	—	$-
	2/14/2022	3/6/2022	(7)	—	—	$-			12,656	$11,217	—	$-
	2/21/2023	3/1/2023	(4)	—	42,000	$22.60		2/20/2033	—	$-	—	$-
	2/21/2023	3/6/2023	(5)	—	—	$-			25,000	$22,158	—	$-
	8/30/2023	9/1/2023	(4)	—	220,000	$1.21	(8)	8/29/2033	—	$-	—	$-
	8/30/2023		(9)	—	—	$-			90,000	$79,767	—	$-
	2/14/2022	3/6/2022	(7)	—	—	$-		2/13/2032	—	$-	8,438	$7,479
	2/14/2022	3/6/2022	(7)	—	—	$-			—	$-	8,438	$7,479
	2/21/2023	2/21/2023	(7)	—	—	$-			—	$-	12,500	$11,079
	2/21/2023	2/21/2023	(7)	—	—	$-			—	$-	12,500	$11,079

Christine L. Chung	3/19/2014	3/1/2013	(4)	4,077	—	$14.58		3/18/2024	—	$-	—	$-
	11/13/2014	3/1/2014	(4)	4,897	—	$18.00		11/12/2024	—	$-	—	$-
	3/4/2015	3/1/2015	(4)	4,130	—	$29.66		3/3/2025	—	$-	—	$-
	2/22/2016	3/1/2016	(4)	25,000	—	$19.39		2/21/2026	—	$-	—	$-
	3/8/2017	3/1/2017	(4)	34,719	—	$25.40		3/7/2027	—	$-	—	$-
	3/14/2018	3/1/2018	(4)	45,000	—	$53.75		3/13/2028	—	$-	—	$-
	2/5/2019	3/1/2019	(4)	40,000	—	$57.33		2/4/2029	—	$-	—	$-
	3/17/2020	3/1/2020	(4)	62,109	4,141	$26.41		3/16/2030	—	$-	—	$-
	3/17/2020	3/6/2020	(5)	—	—	$-		—	2,500	$2,216	—	$-
	2/24/2021	3/1/2021	(4)	28,669	13,031	$53.01		2/23/2031	—	$-	—	$-
	2/24/2021	3/6/2021	(5)	—	—	$-		—	6,781	$6,010	—	$-
	10/4/2021		(6)	32,360	—	$9.93		10/3/2031	—	$-	—	$-
	2/14/2022	3/1/2022	(4)	28,669	42,187	$15.60		2/13/2032	—	$-	—	$-
	2/14/2022	3/6/2022	(5)	—	—	$-		—	25,312	$22,434	—	$-
	2/21/2023	3/1/2023	(4)	—	42,000	$22.60		2/20/2033	—	$-	—	$-
	2/21/2023	3/6/2023	(5)	—	—	$-		—	25,000	$22,158	—	$-
	8/30/2023	9/1/2023	(4)	—	220,000	$1.21	(8)	8/29/2033	—	$-	—	$-
	8/30/2023		(9)	—	—	$-		—	90,000	$79,767	—	$-
	2/14/2022	3/6/2022	(7)	—	—	$-		2/13/2032	—	$-	16,875	$14,956
	2/14/2022	3/6/2022	(7)	—	—	$-		2/13/2032	—	$-	16,875	$14,956
	2/21/2023	2/21/2023	(7)	—	—	$-			—	$-	12,500	$11,079
	2/21/2023	2/21/2023	(7)	—	—	$-			—	$-	12,500	$11,079

Mark Eisner, M.D., M.P.H. (Former CMO)	12/1/2020	12/1/2020	(4)	55,000	—	$41.25		1/14/2024	—	$-	—	$-
	10/4/2021		(6)	44,520	—	$9.93		1/14/2024	—	$-	—	$-
	2/14/2022	3/1/2022	(4)	37,500	—	$15.60		1/14/2024	—	$-	—	$-

(1)
All of the outstanding equity awards granted prior to November 13, 2014 were granted under our 2005 Plan. The outstanding equity awards granted on and after November 13, 2014 were granted under our 2014 Plan.

(2)
This column is the exercise price and represents the fair market value of a share of our common stock, as determined by reference to the closing price reported by the Nasdaq Global Select Market on the date of grant.
(3)
This represents the market value of the shares of our common stock underlying the RSU and PRSU awards as of December 29, 2023, based on the closing price of our common stock, as reported on the Nasdaq Global Select Market, of $16.02 per share on December 29, 2023, the last business day of the year.
(4)
Twenty-five percent of the shares of common stock subject to the stock option vest on the first anniversary of the vesting commencement date, and the remainder vests in equal amounts quarterly thereafter for the following three years.
(5)
Twenty-five percent of the units underlying the RSU awards vest on the first anniversary of the vesting commencement date and the remainder vests in equal amounts quarterly thereafter for the following three years.
(6)
The equity awards granted on October 4, 2021 are retention awards granted in the form of both stock options and RSUs which may be settled in shares of our common stock, with 25% of the RSU awards vesting on each of December 31, 2021, March 31, 2022, September 30, 2022, and March 31, 2023, and 50% of the shares subject to the stock options vesting on each September 30, 2022 and March 31, 2023, for each of Dr. Eisner and Ms. Chung.
(7)
The PRSU awards vest annually over four years, and are divided into two award forms with an equal target number of shares in each, one based on TSR as measured against companies in the Nasdaq Biotechnology Index, and one based on the achievement of clinical milestones. For the TSR PRSUs (the first PRSU listed for the named executive officer), they vest annually based on TSR as measured against companies in the Nasdaq Biotechnology Index. For the clinical milestone PSRU awards (the second PRSU listed for the named executive officer), in the first year, units will vest based on our success in meeting our enrollment targets for our Phase 3 studies, expressed as a percentage of target, with adjustments based on achieving the enrollment targets in earlier or later calendar quarters. In the second, third and fourth years, units will vest based on the enrollment achievement percentage multiplied by a scale multiplier determined by the number of positive Phase 3 data readouts by disease indication. Each unit granted pursuant to these PRSU awards represents a contingent right to receive one share of our common stock for each unit that vests.
(8)
Exercise price was 125% of the fair market value on the date of grant.
(9)
The equity awards granted on August 30, 2023 are retention awards granted in the form of RSUs which may be settled in shares of our common stock, with 25% of the RSU awards vesting on each of December 6, 2023, March 6, 2024, June 6, 2024, and September 6, 2024, for each of Ms. Chung and Mr. Graham.
(10)
The equity award granted on August 7, 2023 is for a promotion award granted to Mr. Wettig in the form of RSUs, which may be settled in shares of our common stock, with 25% of the RSU awards vesting on each of November 1, 2023, February 1, 2023, May 1, 2024, and August 1, 2024.

2023 Option Exercises and Stock Vested Table

The following table shows certain information regarding stock vested during 2023 with respect to our NEOs. There were no exercises of stock options or vesting of PRSUs in 2023 for any of our NEOs, only vesting of RSUs:

	Stock Awards
Named Executive Officer	Number of RSU Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Thane Wettig	96,450	$759,552
Juan Graham	56,161	$414,911
Christine L. Chung	95,292	$1,084,341
Enrique Conterno (Former CEO)	154,249	$2,834,802
Mark Eisner, M.D., M.P.H. (Former CMO)	67,876	$1,260,230

(1)
The value realized on vesting is equal to the closing price of our common stock on the vesting date as reported by the Nasdaq Global Select Market, multiplied by the number of shares of our common stock that vested.

Change in Control Arrangements

Our named executive officers are party to a change in control severance agreement, the terms of which were established in 2014, and subsequently amended by superseding agreements in 2016 and 2019, in each case after consultation with Compensia, our Compensation Committee’s compensation consultant and review of compensation peer group data. Each agreement has a three-year term. Under the terms of the change in control severance agreements, if a named executive officer’s employment is terminated by us without “cause” and other than due to death or disability or he or she resigns for “good reason,” in either case, in connection with or within 12 months following the effective date of a change in control of the Company (“CIC Termination”), or if an executive officer’s employment is terminated by us without “cause” and other than due to death or disability outside the foregoing circumstances (“Ordinary Course Termination”), he or she will be entitled to receive the severance payments and benefits set forth below, subject to his or her timely execution (and non-revocation) of a release of claims in our favor within 60 days following the date of such termination of employment. The 2019 agreements contained a provision that provided for severance payments for a termination within 12 months of a change in Chief Executive Officer, but as of the end of 2022 no executive officer change in control severance agreements contain this provision.

CIC Termination

•
a cash severance payment equal to either 24 or 18 months of his or her base salary then in effect (with the applicable multiplier varying depending on the executive officer (24 in the case of our Chief Executive Officer and 18 in the case of our other named executive officers));
•
a cash severance payment equal to either 1.5 or 1 times the executive officer’s then current target bonus (with the applicable multiplier varying depending on the executive officer (1.5 in the case of our Chief Executive Officer and 1 in the case of our other named executive officers));
•
subject to his or her timely election of continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or another state law equivalent (“COBRA”), payment by us of COBRA premiums for him or her and his or her eligible dependents for a period of up to either 18 or 12 months following the date of his or her termination of employment (18 in the case of our Chief Executive Officer and 12 in the case of our other executive officers); and
•
all outstanding equity awards, including all outstanding stock options, RSU awards, and PRSU awards held by him or her will become fully vested and exercisable as of a date immediately prior to the date of his or her termination of employment.

Ordinary Course Termination

•
a cash severance payment equal to either 18 or 12 months of his or her base salary then in effect (18 in the case of our Chief Executive Officer and 12 in the case of our other named executive officers); and
•
subject to his or her timely election of continuation coverage under COBRA, payment by us of COBRA premiums for him or her and his or her eligible dependents for a period of up to either 18 or 12 months following the date of his or her termination of employment (18 in the case of our Chief Executive Officer and 12 in the case of our other named executive officers).

Notwithstanding the foregoing, to the extent that a named executive officer would be entitled to a greater level of severance payments and benefits under the terms and conditions of a severance plan or policy provided by us or our successor to our other employees being terminated in connection with or within 12 months following a change in control of the Company but for the existence of the change in control severance agreement, he or she will be entitled to receive the greater of the severance payments and benefits provided under such plan or policy or the change in control severance agreement.

In addition, to the extent that any payment or benefit that an executive officer would receive under the change in control severance agreement or otherwise would constitute a “parachute payment” within the meaning of Section 280G of the Code and such payments or benefits would be subject to the excise tax imposed by Section 4999 of the Code, then such payments or benefits will either be provided to him or her in full, or reduced to such lesser amount that would result in no portion of such payments or benefits being subject to the excise tax, whichever amount after taking into account all applicable taxes, including the excise tax, would result in his or her receipt, on an after-tax basis, of the greatest amount of such payments and benefits. We do not provide any tax reimbursements or “gross-ups” on any severance or change in control payments or benefits and have no such arrangements in place with any of our executive officers, including any of our named executive officers.

For purposes of the change in control severance agreement, “cause” for termination of a named executive officer’s employment will exist if an executive officer is terminated for any of the following reasons: (1) the executive officer’s willful failure substantially to perform his or her duties and responsibilities to us or a deliberate violation of our policies; (2) the executive officer’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to us; (3) unauthorized use or disclosure by the executive officer of any of our proprietary information or trade secrets of or any other party to whom the executive officer owes an obligation of nondisclosure as a result of his or her relationship with us; or (4) the executive officer’s willful breach of any of his or her obligations under any written agreement or covenant with us.

For purposes of the change in control severance agreement, “good reason” generally means the existence of any of the following conditions without the named executive officer’s written consent: (1) a material reduction in job duties or responsibilities inconsistent with the executive officer’s position with us (provided, that any such reduction or change after a change in control will not constitute good reason if the executive officer retains reasonably comparable duties and responsibilities with respect to our business within the successor entity following a change in control); (2) a reduction of the executive officer’s then current base salary or target bonus; (3) the relocation of the executive officer’s principal place of employment to a place that increases the executive officer’s one-way commute by more than 40 miles as compared to the executive officer’s principal place of employment prior to such relocation; (4) any material breach by us of the change in control severance agreement or any other written agreement between us and the executive officer; or (5) the failure by any successor to us to assume the change in control severance agreement and any obligations thereunder.

In order to resign for good reason, a named executive officer must give written notice to us of the event forming the basis of the termination for good reason within 60 days after the date on which we give written notice to the executive officer of our decision to take any action set forth above, we must fail to cure such condition within 30 days after receipt of the executive officer’s written notice and the executive officer must terminate his or her employment within 30 days following the expiration of the cure period.

Each of our named executive officers also holds stock options under our 2005 Plan and/or the 2014 Plan that will accelerate in full in the event his or her employment is terminated by us without “cause” following a “Change in Control” of the Company or if he or she incurs a “constructive termination” of employment within 12 months following a Change in Control of the Company (as each such term is defined in the applicable stock option agreement). In addition, any stock options granted under our 2014 Plan that are not assumed, continued, or otherwise substituted for in the transaction will vest and become exercisable in full immediately prior to the closing of such transaction.

For purposes of the standard form of stock option agreement under the 2005 Plan, “cause” generally means: (1) a commission of a felony related to us or our business or any crime involving fraud or moral turpitude; (2) the attempted commission of, or participation in, a fraud against us; (3) the unauthorized use or disclosure of our confidential information or trade secrets; or (4) the participant’s willful failure to substantially perform his or her duties and responsibilities owed to us. For purposes of the standard form of stock option agreement under the 2005 Plan, “constructive termination” generally means (1) a substantial reduction in the participant’s duties or responsibilities in effect immediately prior to the effective time of a change in control; (2) a material reduction in a participant’s annual base salary as in effect on the closing date of the change in control or as increased thereafter; (3) any failure by us to continue in effect any benefit plan or program in which the participant was participating immediately prior to the effective time of a change in control or the taking of any action by us that would adversely affect a participant’s participation in or reduce benefits under any such plans or programs (provided, that a constructive termination will not be deemed to have occurred if we provide for the participation in benefit plans and programs that, taken as a whole, are comparable to those that were provided immediately prior to the change in control); (4) a relocation of the participant’s business office to a location more than 50 miles from the location at which the participant performed his or her duties as of the effective time of the change in control; or (5) a material breach by us of any provision of any material agreement between the participant and us concerning the terms and conditions of the participant’s employment.

The change in control form of stock option grant notice and agreement under the 2014 Plan provides that in the event of a change in control of FibroGen (as defined in the 2014 Plan): (1) if at the time of the change in control, a participant’s outstanding option is assumed, continued or otherwise substituted in the change in control transaction and the participant’s employment is involuntarily terminated by us or our successor corporation without cause or due to a constructive termination within 12 months following the closing of such change in control transaction, the vesting and exercisability of the unvested portion of the participant’s option will accelerate in full on the date of such termination, and/or (2) if a participant’s outstanding option is not assumed, continued or otherwise substituted in the change in control transaction, the unvested portion of the participant’s option will vest and become exercisable as of immediately prior to the closing of the change in control transaction.

Estimated Change in Control and Severance Benefits

The following charts present the approximate amount of the payments and benefits to which each of our NEOs would have been entitled had his or her employment terminated under the circumstances described in the preceding paragraphs on December 31, 2023.

The amounts in the following tables assume that our NEOs terminated employment effective December 31, 2023 pursuant to the indicated events. The closing price of our common stock on December 29, 2023, the last business day of the year, was $0.89 per share. These amounts are in addition to payments and benefits generally available to our employees upon termination of employment, such as distributions from our Section 401(k) plan and payout of accrued vacation.

CIC Termination

Named Executive Officer	Event	Cash Severance ($)	Target Bonus ($)	Maximum COBRA Subsidy ($)(1)	Value of Equity Acceleration ($)(3)	Total ($)(2)
Thane Wettig	CIC Termination	$1,330,000	$748,125	$-	$191,939	$2,270,064
Juan Graham	CIC Termination	$757,500	$252,500	$75,492	$131,352	$1,216,844
Christine L. Chung	CIC Termination	$772,500	$257,500	$75,492	$139,093	$1,244,585

Ordinary Course Termination

Named Executive Officer	Event	Cash Severance ($)	Target Bonus ($)	Maximum COBRA Subsidy ($)(1)	Value of Equity Acceleration ($)(3)	Total ($)(2)
Thane Wettig	Ordinary Course Termination	$997,500	$0	$-	$0	$997,500
Juan Graham	Ordinary Course Termination	$505,000	$0	$50,328	$0	$555,328
Christine L. Chung	Ordinary Course Termination	$515,000	$0	$50,328	$0	$565,328

(1)
Under a CIC Termination, continuing coverage is available for up to 24 months to our Chief Executive Officer and up to 18 months for all other NEOs. Under an Ordinary Course Termination, continuing coverage is available for up to 18 months to our Chief Executive Officer and for up to 12 months for all other NEOs.
(2)
Total does not include amounts earned or benefits accrued due to continued service by the NEO through December 31, 2023, such as vested stock options. Total also does not include amounts the NEO was eligible to receive under our 2023 Bonus Plan with respect to 2023 performance.
(3)
All options were underwater as of December 31, 2023 so no value was included, outstanding RSU value was based on the number of outstanding RSUs multiplied by the closing price on December 29, 2023, outstanding PSU value was based on only that portion for which the metrics were still achievable at year end, multiplied by the closing price on December 29, 2023.

2023 Executive Departures

Effective July 23, 2023, Mr. Conterno resigned as our Chief Executive Officer and from the Board, and his employment with FibroGen terminated on August 8, 2023. To provide transition support, we entered into a short-term consulting agreement with Mr. Conterno pursuant to which he received $60,968 in 2023. In addition, during the term of the agreement, his stock awards continued to vest in accordance with the existing terms applicable to such awards. Mr.

Conterno’s consulting agreement terminated on September 30, 2023, and he forfeited all unvested and unearned awards following the expiration of his consulting agreement.

Effective September 8, 2023, Dr. Eisner resigned from his position as Chief Medical Officer and ceased serving as a FibroGen employee. To provide transition support, we entered into a short-term consulting agreement with Dr. Eisner pursuant to which he received $15,000 in 2023. In addition, during the term of the agreement, his stock awards continued to vest in accordance with the existing terms applicable to such awards. Dr. Eisner’s consulting agreement terminated on October 11, 2023, and he forfeited all unvested and unearned awards following the expiration of his consulting agreement.

CEO Pay Ratio Disclosure

As required by Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median of the annual total compensation of all our employees (other than our former Chief Executive Officer and current Chief Executive Officer) and the annual total compensation of our former Chief Executive Officer, Mr. Conterno and current Chief Executive Officer, Mr. Wettig. Thane Wettig was appointed as interim Chief Executive Officer on July 23, 2023 and the total compensation below includes his base pay as Chief Executive Officer.

For 2023, our last completed fiscal year:

•
the median of the annual total compensation of all our employees was $151,027;
•
the total compensation of our former Chief Executive Officer (Mr. Conterno) was $7,437,427; and
•
the total compensation of our current Chief Executive Officer (Mr. Wettig) was $1,687,083.

Based on this information, for 2023, the ratio of the annual total compensation of our former Chief Executive Officer (Mr. Conterno) to the median of the annual total compensation of all our employees was 48.97 to 1. The ratio of the annual total compensation of our current Chief Executive Officer (Mr. Wettig) to the annual total compensation of all our employees was 24.40 to 1. We believe these ratios are reasonable estimates calculated in a manner consistent with SEC rules.

We identified the employee with compensation at the median of the annual total compensation of all our employees using the following methodology:

•
In determining our employee population, we considered the individuals who were employed by us and our consolidated subsidiaries on December 31, 2023, whether employed on a full-time, part-time, seasonal or temporary basis. We did not include any contractors or other non-employee workers in our employee population;
•
To identify our median employee, we chose to use a consistently applied compensation measure, which we selected as the aggregate of the annual base salary and actual annual bonus paid for the 12-month period from January 1, 2023 through December 31, 2023; and
•
For employees paid other than in U.S. dollars, we converted their compensation to U.S. dollars using the applicable exchange rates in effect on December 31, 2023. For permanent employees hired during 2023, or who took leave, we annualized their salary or base pay as if they had been employed for the entire measurement period for determination of their salary, and used the actual amount of bonus paid. We did not make any cost-of-living adjustment.

Using this methodology, we identified the individual at the median of our employee population. We then calculated the annual total compensation for this individual using the same methodology we use to calculate the amount reported for our Chief Executive Officer in the “Total” column of the 2023 Summary Compensation Table as set forth in this proxy statement. Based on this methodology, the total compensation for our former Chief Executive Officer (Mr. Conterno) in 2023 was $7,437,427 while the total compensation for our current Chief Executive Officer (Mr. Wettig) in 2023 was $1,687,083.

Because SEC rules for identifying the median of the annual total compensation of all employees allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their employee population and compensation practices, the pay ratio reported by other companies may not be comparable to our pay ratio, as other companies have different employee populations and compensation practices and may have used different methodologies, exclusions, estimates, and assumptions in calculating their pay ratios. As explained by the SEC when it adopted these rules, the rule was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand and assess each particular company’s compensation practices and pay ratio disclosures.

PAY-VERSUS-PERFORMANCE

The Compensation Committee approves and administers our executive compensation program, which it designs to attract, incentivize, reward, and retain our executive officers. Our program aligns executive compensation with stockholder interests and links pay to performance through a blend of short-term and long-term performance measures. In 2023, incentive pay made up 65% of our Mr. Wettig and 88% of Mr. Conterno’s target compensation and 83% of our other NEO target compensation (average). This high utilization of incentive compensation results in higher total realized pay when our stock price appreciates. Conversely, declines in our stock price result in lower realized pay, including the possibility that some awards pay zero at the end of their performance period.

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between the compensation actually paid to our NEOs and certain aspects of our financial performance. For further information concerning our pay for performance philosophy and how our executive compensation aligns with our performance, please refer to “Executive Compensation – Compensation Discussion and Analysis.”

Executive Compensation and Financial Performance Measures Table

The following table shows a summary of compensation reported for and compensation actually paid to our NEOs for the last three years ended December 31, 2023 together with financial performance measures.

									Value of Initial Fixed $100 Investment Based on:
Year (1)	Summary Compensation Table Total for First PEO (2)	Compensation Actually Paid to First PEO (3)	Summary Compensation Table Total for Second PEO (2)	Compensation Actually Paid to Second PEO (3)	Summary Compensation Table Total for Third PEO (2)	Compensation Actually Paid to Third PEO (3)	Average Summary Compensation Table Total for Non-PEO NEOs (2)	Average Compensation Actually Paid to Non-PEO NEOs (3)	Total Stockholder Return (4)	Peer Group Total Stockholder Return (5)	Net Loss (6)	Company Selected Measure (in millions) (7)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)	(m)
2023	$7,437,427	$(4,786,950)	$-	$-	$3,640,829	$(85,598)	$3,131,976	$(662,148)	$2.07	$118.87	$(284,232)	$284.1
2022	$10,741,074	$10,196,784	$-	$-			$3,236,022	$3,148,286	$37.35	$113.65	$(293,654)	$208.8
2021	$10,385,103	$(373,437)	$-	$-			$3,478,357	$92,813	$32.87	$126.45	$(290,023)	$186.1
2020	$12,267,619	$8,801,749	$717,343	$906,229	$—	$—	$3,447,343	$3,110,576	$86.48	$126.42	$(189,291)	$72.5

(1)
The PEOs and NEOs included in the above columns reflect the following:

Year	First PEO (CEO)	Second PEO	Third PEO (Interim CEO)	Non-PEO NEOs
2023	Enrique Conterno	N/A	Thane Wettig	Christine L. Chung, Mark Eisner, Juan Graham
2022	Enrique Conterno	N/A	N/A	Christine L. Chung, Mark Eisner, Juan Graham, Thane Wettig
2021	Enrique Conterno	N/A	N/A	Christine L. Chung, Pat Cotroneo, Mark Eisner, Juan Graham, Elias Kouchakji, Thane Wettig
2020	Enrique Conterno	James A. Schoeneck	N/A	Pat Cotroneo, Mark Eisner, Elias Kouchakji, Thane Wettig, K. Peony Yu

(2)
The dollar amounts reported in columns (b), (d) and (f) represent the amount of total compensation reported for each covered fiscal year in the “Total” column of the Summary Compensation Table for each applicable year. Please refer to the 2023 Summary Compensation Table as set forth in this proxy statement.
(3)
The dollar amounts reported in columns (c), (e) and (g) represent the amount of “compensation actually paid”, as computed in accordance with Item 402(v) of Regulation S-K, for each covered fiscal year. The dollar amounts do not reflect the actual amount of compensation earned or received or paid to the individuals during the applicable fiscal year. In accordance with the requirements of Item 402(v) of Regulation S-K, the number includes:

(a) The Summary Compensation Table Total less the reported grant date fair value of equity awards (as reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for each covered fiscal year).

(b) The equity award adjustments for each covered fiscal year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of all equity awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year; (ii) the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value of any equity awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year; (iii) for equity awards that are granted and vest in same covered fiscal year, the fair value as of the vesting date; (iv) for equity awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for equity awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the covered fiscal year prior to the vesting date that are not otherwise included in the total compensation for the covered fiscal year. No adjustments were made to pensions (not applicable). The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of All Outstanding and Unvested Equity Awards Granted during Covered Fiscal Year as of End of Covered Fiscal Year	Year over Year Change in Fair Value of Any Outstanding and Unvested Equity Awards Granted in Any Prior Fiscal Years as of End of Covered Fiscal Year	Fair Value as of Vesting Date of Equity Awards Granted and Vested in Same Covered Fiscal Year	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years that Vested in Covered Fiscal Year	Fair Value at End of Prior Fiscal Year of Any Outstanding and Unvested Equity Awards Granted in Any Prior Fiscal Years that Failed to Meet Vesting Conditions during Covered Fiscal Year	Dollar Value of Dividends or other Earnings Paid on Stock or Option Awards in Covered Fiscal Year Prior to Vesting Date Not Otherwise Included in Total Compensation for Covered Fiscal Year	Total Equity Award Adjustments
First PEO
2023	$0	$0	$0	$742,723	($6,446,100)	$0	($5,703,377)
2022	$8,492,756	$297,419	$0	($111,405)	$0	$0	$8,678,769
2021	$1,785,484	($2,955,150)	$0	($509,179)	$0	$0	($1,678,844)
2020	$7,159,980	$0	$0	$0	$0	$0	$7,159,980
Second PEO
2023	$0	$0	$0	$0	$0	$0	$0
2022	$0	$0	$0	$0	$0	$0	$0
2021	$0	$0	$0	$0	$0	$0	$0
2020	$321,148	$0	$0	($132,262)	$0	$0	$188,886
Third PEO
2023	$396,129	($1,294,967)	$27,355	($10,567)	($145,344)	$0	($1,027,393)
2022	$0	$0	$0	$0	$0	$0	$0
2021	$0	$0	$0	$0	$0	$0	$0
2020	$0	$0	$0	$0	$0	$0	$0
Average of Non-PEO NEOs
2023	$191,641	($962,925)	$11,600	$36,686	($775,505)	$0	($1,498,502)
2022	$2,043,830	$164,531	$0	($76,773)	$0	$0	$2,131,587
2021	$921,604	($945,402)	$75,607	($270,399)	($528,904)	$0	($747,495)
2020	$2,874,781	($347,623)	$0	($206,753)	$0	$0	$2,320,405

Equity Award Valuations

Stock option grant date fair values are calculated based on the Black-Scholes option pricing model as of date of grant. The valuation assumptions used to calculate the fair values of the stock options held by all of our named executive officers that vested during or were outstanding as of the end of each covered fiscal year materially differed from the assumptions disclosed at the time of grant in the following respects: the expected term assumptions varied from 5.56 years to 6.59 years, the risk-free interest rate varied from 0.44% to 4.12%, the stock price as of the measurement dates varied from $0.97 to $53.01, and the stock price volatility assumptions varied from 60.0% to 100.0% depending on the specific stock option the fair value of which was being recalculated.

The grant date fair values of PRSU awards that are subject to performance conditions (achievement of clinical milestones) are calculated using the market price of our common stock as of the date of grant assuming target performance, while the grant date fair value of PRSU awards that are subject to market condition (total stockholder return) are calculated using a Monte Carlo valuation model as of the date of grant. With respect to the valuation assumptions used for the PRSU awards held by our named executive officers that were earned and vested during or were outstanding as of the end of each covered fiscal year, the PRSU awards subject to performance conditions did not materially differ from the assumptions used at the time of grant and were based on the then-current market price of our common stock as of each measurement date and the probable outcome of such awards, while the PRSU awards subject to a market condition materially differed from the assumptions used at the time of grant and were based on a Monte Carlo valuation model. We granted PRSU awards in 2022 and 2023 only, which are included in the compensation actually paid calculations for those covered fiscal years.

RSU award grant date fair values are calculated using the market price of our common stock as of the date of grant. The valuation assumptions used to calculate the fair values of the RSU awards held by all of our named executive officers that vested during or were outstanding as of the end of each covered fiscal year have been adjusted using the stock price as of year-end and as of each vesting date. The valuation assumptions used to calculate the fair values of the RSU awards and PRSU awards held by the other named executive officers as a group that vested during or were outstanding as of the end of each covered fiscal year (including the probable outcome of any such awards subject to performance conditions) did not materially differ from those disclosed at the time of grant.

(4)
Cumulative total stockholder return “cTSR” is the difference between our share price at the end of the applicable measurement period and our share price at the beginning of the measurement period as calculated in accordance with Item 402 of Regulation S-K.
(5)
Represents the weighted peer group cTSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: Nasdaq Biotechnology Index.
(6)
The dollar amounts reported represent the amount of net income (loss) reflected in our audited financial statements for each covered fiscal year.
(7)
“Company Selected Measure” is defined as total roxadustat net sales in China, as defined in our periodic reports filed with the SEC for 2022. We define “total roxadustat net sales in China” for 2021 and 2022 as sales made by the distribution entity, Beijing Falikang Pharmaceutical Co., Ltd., as well as direct sales by FibroGen’s subsidiary in China, FibroGen (China) Medical Technology Development Co., Ltd. The distribution entity, which is jointly owned by AstraZeneca AB and FibroGen, is not consolidated into FibroGen’s financial statements. For 2020, before the distribution entity was established, we define “total roxadustat net sales in China” as sales made by FibroGen (China) Medical Technology Development Co., Ltd. directly to its own distributors. While we use numerous financial and non-financial performance measures for the purpose of evaluating performance for our executive compensation program, we have determined that total roxadustat net sales in China is the financial performance measure that, in our assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by us to link compensation actually paid to our PEO and other NEOs, for the most recently completed fiscal year, to our performance.

Financial Performance Measures

The following is a list of financial performance measures, which in our assessment represent the most important financial performance measures used by FibroGen to link compensation actually paid to the NEOs for 2023:

•
Total revenue
•
Year over year change in operating expenses

Total revenue and year over year change in operating expenses are the two financial performance measures (each weighted 5%) included in our short-term incentive program. Additionally, a portion of long-term incentive equity awards are based on relative total stockholder return versus the Nasdaq Biotechnology Index, and a portion are based on the achievement of defined clinical milestones. As described in more detail in “Executive Compensation – Compensation Discussion and Analysis,” beyond these metrics, our short- and long-term incentive payouts consider the holistic caliber of our performance in areas such as research, clinical, and regulatory milestones versus defined financial performance measures. In aggregate, our performance in these areas drives our compensation structure, specifically the degree to which our NEOs are granted equity awards and earn cash bonuses.

Analysis of Information Presented in Pay-Versus-Performance Table

Because of the nature of our business and the stage of our development, we primarily use a number of operational measures to determine executive compensation, which vary from year to year. These operational performance measures are not presented in the Pay-Versus-Performance table. Moreover, while we generally seek to prioritize long-term performance as our primary incentive for Mr. Conterno and our other NEOs, we do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular fiscal year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between the information presented in the Pay-Versus-Performance table.

Compensation Actually Paid and Company cTSR

The following chart shows the relationship between compensation actually paid and our cumulative total stockholder return.

Compensation Actually Paid vs. cTSR
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
FibroGen Cumulative Total Shareholder Return
Peer Group Cumulative Total Shareholder Return
2020
2021
2022
2023
Compensation Actually Paid ($000)
Value of Initial $100 Investment (TSR)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
-$2,000
-$4,000
-$6,000
$140
$120
$100
$80
$60
$40
$20
$0
$126
$126
$114
$119
$8,802
$10,197
-$373
-$4,787
$3,447
$3,478
$3,236
$3,132
$86
$33
$37
$2

Compensation Actually Paid and Total Revenue

The following chart shows the relationship between compensation actually paid and total revenue.

Compensation Actually Paid vs. Total Revenue
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Total Revenue
2020
2021
2022
2023
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
-$2,000
-$4,000
-$6,000
Compensation Actually Paid ($000)
$250,000
$200,000
$150,000
$100,000
$50,000
$0
Total Revenue ($000)
$8,802
$3,447
$176,310
$235,309
-$373
$3,478
$10,197
$140,734
$3,236
$147,752
$3,132
-$4,787

Compensation Actually Paid and Year over Year Change in Operating Expenses

The following chart shows the relationship between compensation actually paid and year over year change in operating expenses.

Compensation Actually Paid vs. Year over Year Change in Operating Expenses
Compensation Actually Paid to PEO
Average Compensation Actually Paid to Non-PEO NEOs
Year over Year Change in Operating Expenses
2020
2021
2022
2023
Compensation Actually Paid ($000)
Year over Year Change in Operating Expenses ($000)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
-$2,000
-$4,000
-$6,000
$200,000
$150,000
$100,000
$50,000
$0
-$50,000
-$100,000
$8,802
$3,447
-$373
$3,478
$10,197
$3,236
-$4,787
$3,132
$155,640
-$12,192

All information provided above under the “Pay-Versus-Performance” heading will not be deemed to be incorporated by reference into any filing of FibroGen under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent FibroGen specifically incorporates such information by reference.

Pension Benefits

We do not maintain any pension benefit plans.

Nonqualified Deferred Compensation

We do not maintain any nonqualified deferred compensation plans.

Limitation on Liability and Indemnification Matters

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide the Board with discretion to indemnify our employees and other agents when determined appropriate by the Board. In addition, we have entered into an indemnification agreement with each of our directors and our executive officers that may require us to indemnify our directors and officers against liabilities that may arise by reason of their status or service as directors or officers to the extent permissible under applicable law. However, Delaware law prohibits our amended and restated certificate of incorporation from limiting the liability of our directors for the following:

•
any breach of the director’s duty of loyalty to us or to our stockholders;
•
acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;
•
unlawful payment of dividends or unlawful stock repurchases or redemptions; and
•
any transaction from which the director derived an improper personal benefit.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended.

Our amended and restated certificate of incorporation does not eliminate a director’s duty of care and, in appropriate circumstances, equitable remedies, such as injunctive or other forms of non-monetary relief, remain available under Delaware law. This provision also does not affect a director’s responsibilities under any other laws, such as the federal securities laws or other state or federal laws. Under our amended and restated bylaws, we will also be empowered to enter into indemnification agreements with our directors, officers, employees and other agents and to purchase insurance on behalf of any person whom we are required or permitted to indemnify.

In addition to the indemnification required in our amended and restated certificate of incorporation and amended and restated bylaws, we have entered into indemnification agreements with each of our current directors and officers. These agreements provide for the indemnification of such persons for all reasonable expenses and liabilities incurred in connection with any action or proceeding brought against them by reason of the fact that they are or were serving in such capacity. We believe that these bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors, officers and employees. Furthermore, we have obtained director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions. Insofar as indemnification of our directors, officers and controlling persons for liabilities arising under the Securities Act may be permitted pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.

Exchange Act Rule 10b5-1 Plans

From time to time, our executive officers and the non-employee members of the Board may be parties to individual Exchange Act Rule 10b5-1 trading plans pursuant to which shares of our common stock will be sold for their account from time to time in accordance with the provisions of the plans without any further action or involvement by the executive officers. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from them. The director or executive officer may amend or terminate a Rule 10b5-1 plan in some circumstances with advance approval. Our directors and executive officers also may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material nonpublic information subject to compliance with the terms of our Insider Trading Policy.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2023.

Plan Category (1)	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)(2)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))(c)
Equity compensation plans approved by security holders	11,104,852	(3)	$18.21	17,708,925	(4)(5)(6)

(1)
All of our equity compensation plans have been approved by security holders. The equity compensation plans are described in Note 11 to our financial statements under Item 8 included in our Annual Report.
(2)
The weighted-average exercise price does not take into account the shares subject to outstanding RSUs, which have no exercise price.
(3)
As of December 31, 2023, there were: (i) 11,104,852 shares of common stock subject to outstanding stock options under the 2014 Plan; and (ii) 4,403,992 shares of common stock payable upon the vesting of outstanding RSU awards under the 2014 Plan.
(4)
Includes 10,768,935 and 6,939,990 shares of common stock available for issuance under the 2014 Plan and our 2014 Employee Stock Purchase Plan, respectively, as of December 31, 2023.
(5)
The number of shares reserved for issuance under the 2014 Plan increased January 1 of each year commencing on January 1, 2016 and continuing through and including January 1, 2024 by the lesser of (i) the amount equal to 4% of the number of shares issued and outstanding on December 31 immediately prior to the date of increase or (ii) such lower number of shares as may be determined by the Board.
(6)
The number of shares reserved for issuance under our 2014 Employee Stock Purchase Plan increased January 1 of each year commencing January 1, 2016 and continuing through and including January 1, 2024 by the lesser of (i) a number of shares equal to 1% of the total number of outstanding shares of common stock on December 31 immediately prior to the date of increase; (ii) 1,200,000 shares; or (iii) such number of shares as may be determined by the Board.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2024, unless otherwise indicated, for:

•
each of our named executive officers;
•
each of our directors and nominees for director;
•
all of our directors and executive officers as a group; and
•
each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Shares of common stock issuable under stock options or RSU awards that are exercisable or released, respectively, within 60 days after March 31, 2024 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the options or RSU awards, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The information contained in the following table is not necessarily indicative of beneficial ownership for any other purpose, and the inclusion of any shares in the table does not constitute an admission of beneficial ownership of those shares.

Unless otherwise indicated below, to our knowledge all persons named in the table have sole voting and dispositive power with respect to their shares of common stock, except to the extent authority is shared by spouses under community property laws.

Our calculation of the percentage of beneficial ownership is based on 99,474,398 shares of common stock outstanding as of March 31, 2024, adjusted as required by rules promulgated by the SEC.

This table is based upon information supplied by officers, directors, principal stockholders, and Schedules 13G filed with the SEC, which information may not be accurate as of March 31, 2024. Unless otherwise indicated below, the address of each beneficial owner listed in the table below is c/o FibroGen, Inc., 409 Illinois Street, San Francisco, California 94158.

Name of Beneficial Owner	Number of Shares	Beneficial Ownership Percent
Greater Than 5% Stockholders:
PRIMECAP Management Company (4)	14,471,928	14.55%
177 East Colorado Blvd., 11th Floor, Pasadena, CA 91105
Armistice Capital, LLC (1)	9,764,000	9.82%
510 Madison Avenue, 7th Floor, New York, New York 10022
BlackRock, Inc. (2)	7,205,300	7.24%
55 East 52nd Street, New York, NY 10055
The Vanguard Group (5)	7,044,149	7.08%
100 Vanguard Blvd., Malvern, PA 19355
Reserved (3)

Named Executive Officers and Directors:
Thane Wettig (6)	363,596	*
Christine L. Chung (7)	536,984	*
Juan Graham (8)	200,094	*
James A. Schoeneck (9)	231,167	*
Suzanne Blaug (10)	80,703	*
Aoife Brennan, M.B., B.Ch. (11)	70,038	*
Benjamin F. Cravatt, Ph.D. (12)	70,827	*
Jeffrey L. Edwards (13)	123,940	*
Jeffrey W. Henderson (14)	121,557	*
Maykin Ho, Ph.D. (15)	85,704	*
Gerald Lema (16)	112,775	*
All executive officers and directors as a group (11 persons) (17)	1,997,385	1.98%

* Represents beneficial ownership of less than one percent (1%) of the outstanding common stock.

(1)
This information is based solely on a Schedule 13G/A, as of December 31, 2023, filed with the SEC on February 14, 2024. Armistice Capital, LLC. reported shared voting power with respect to 9,764,000 shares of our common stock and shared dispositive power with respect to 9,764,000 shares of our common stock.
(2)
This information is based solely on a Schedule 13G/A, as of December 31, 2023, filed with the SEC on January 26, 2024. BlackRock, Inc. reported sole voting power with respect to 7,064,985 shares of our common stock and sole dispositive power with respect to 7,205,300 shares of our common stock.
(3)
Reserved.
(4)
This information is based solely on a Schedule 13G/A, as of December 31, 2023, filed with the SEC on February 12, 2024. PRIMECAP Management Company reported sole voting power with respect to 13,774,128 shares of our common stock and sole dispositive power with respect to 14,471,928 shares of our common stock.
(5)
This information is based solely on a Schedule 13G/A, as of December 29, 2023, filed with the SEC on February 13, 2024. The Vanguard Group reported shared voting power with respect to 42,258 shares of our common stock, sole dispositive power with respect to 6,966,291 shares of our common stock, shared dispositive power with respect to 77,858 shares of our common stock, and the full aggregated amount beneficially owned by each reporting person is 7,044,149 shares of our common stock.
(6)
Mr. Wettig: includes 156,450 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2024, and 50,000 shares issuable upon settlement of RSUs that will vest within 60 days of March 31, 2024.
(7)
Ms. Chung: includes 331,631 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2024.

(8)
Mr. Graham: includes 151,750 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2024.
(9)
Mr. Schoeneck: consists of 73,722 shares held by the James A. and Cynthia L. Schoeneck Family Trust, of which Mr. Schoeneck and his wife, Cynthia L. Schoeneck, are joint trustees. Also includes 149,634 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2024.
(10)
Ms. Blaug: includes 59,398 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2024.
(11)
Dr. Brennan: includes 50,380 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2024.
(12)
Dr. Cravatt: includes 50,380 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2024.
(13)
Mr. Edwards: includes 98,252 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2024.
(14)
Mr. Henderson: includes 100,980 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2024.
(15)
Dr. Ho: includes 62,492 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2024.
(16)
Mr. Lema: consists of 16,600 shares held by the G Lema Trust, of which Mr. Lema is the sole trustee. Also includes 75,698 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2024.
(17)
Includes 1,287,045 shares issuable pursuant to stock options exercisable within 60 days of March 31, 2024, and 50,000 shares issuable upon settlement of RSUs that will vest within 60 days of March 31, 2024.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our directors and named executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Our named executive officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during fiscal 2023 our named executive officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements applicable to each of them, other than late Form 4s for Mr. Graham, Ms. Chung, and Mr. Wettig covering shares traded for taxes that were filed on December 11, 2023.

TRANSACTIONS WITH RELATED PERSONS

RELATED-PERSON TRANSACTIONS PROCEDURES

It is our practice to comply with all applicable laws, rules and regulations regarding related-person transactions, including the Sarbanes-Oxley Act of 2002. A related-person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons. Under its charter, our Audit Committee is charged with reviewing and approving or disapproving all related-person transactions, including transactions with more than 5% stockholders of the Company, as required by the Nasdaq rules. In considering related-person transactions, our Audit Committee takes into account the relevant available facts and circumstances. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Astellas Collaboration

Astellas is an equity investor in FibroGen and considered a related party. During the year ended December 31, 2023, we recorded license and development revenue related to collaboration agreements with Astellas of $6.7 million, and drug product revenue from Astellas of $18.8 million. During the year ended December 31, 2023, our expense related to collaboration agreements with Astellas was immaterial.

Other Transactions

We have entered into offer letter agreements with our named executive officers. For more information regarding these agreements, see the information included under the caption “Executive Compensation—Offer Letter Agreements for At-Will Employment.”

We have granted stock options to our named executive officers and our directors. For a description of these options, see the information under the caption “Executive Compensation” and “Director Compensation.”

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors and our amended and restated bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide the Board with discretion to indemnify our employees and other agents when determined appropriate by the Board. In addition, we have entered into an indemnification agreement with each of our directors and executive officers.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Company stockholders will be “householding” the Company’s proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of Annual Meeting materials, please notify your broker or FibroGen. Direct your written request to: Investor Relations, FibroGen, Inc., 409 Illinois Street, San Francisco California, 94158 or contact Investor Relations at 415-978-1200. Stockholders who currently receive multiple copies of the Annual Meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers. In addition, FibroGen will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Annual Report on Form 10-K and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

OTHER MATTERS

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

April 24, 2024

A copy of the Company’s Annual Report to the SEC on Form 10-K for the year ended December 31, 2023 is available without charge upon written request to: Secretary, FibroGen, Inc., 409 Illinois Street, San Francisco California, 94158.

Appendix A

FibroGen, Inc.

2024 Equity Incentive Plan

Adopted by the Board of Directors: April 22, 2024

Approved by the Stockholders: _______, 2024

1.
General.

(a) Successor to and Continuation of Prior Plan.

(i) The Plan is the successor to and continuation of the FibroGen, Inc. 2014 Equity Incentive Plan (the “Prior Plan”). From and after 12:01 a.m. Pacific time on the Effective Date, no additional stock awards will be granted under the Prior Plan. All stock awards granted under the Prior Plan remain subject to the terms of the Prior Plan. All Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date will be granted under the Plan.

(ii) Any shares that would otherwise remain available for future grants under the Prior Plan as of 12:01 a.m. Pacific Time on the Effective Date ceased to be available under the Prior Plan at such time. Instead, that number of shares of Common Stock equal to the number of shares of Common Stock of the Company then available for future grants under the Prior Plan (the “Prior Plan’s Available Reserve”) was added to the Share Reserve (as further described in Section 3(a) below) and became immediately available for grants and issuance pursuant to Stock Awards under the Plan, up to the maximum number set forth in Section 3(a) below.

(iii) From and after 12:01 a.m. Pacific time on the Effective Date, a number of shares of Common Stock equal to the total number of shares of Common Stock subject, at such time, to outstanding stock awards granted under the Prior Plan that: (A) expire or terminate for any reason prior to exercise or settlement; (B) are forfeited or reacquired because of the failure to meet a contingency or condition required to vest such shares or are repurchased at the original issuance price; or (C) are otherwise reacquired or withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or as consideration for the exercise or purchase price of an award (the “Returning Shares”) will immediately be added to the Share Reserve (as further described in Section 3(a) below) as and when such shares become Returning Shares (up to the maximum number set forth in Section 3(a)), and become available for issuance pursuant to Stock Awards granted hereunder.

(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards.

(d) Purpose. The Plan, through the granting of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

2.
Administration.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under his or her then-outstanding Award without his or her written consent, except as provided in subsection (viii) below.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to bring the Plan or Awards granted under the Plan into compliance therewith, subject to the limitations, if any, of Applicable Law. If required by Applicable Law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan or an Award Agreement, no amendment of the Plan will materially impair that Participant’s rights under an outstanding Award without his or her written consent.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.

(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more outstanding Awards. Except with respect to amendments that disqualify or impair the status of an Incentive Stock Option or as otherwise provided in the Plan or an Award Agreement, no amendment of an outstanding Award will materially impair that Participant’s rights under his or her outstanding Award without his or her written consent. To be clear, unless prohibited by Applicable Law, the Board may amend the terms of an Award without the affected Participant’s consent if necessary (A) to maintain the qualified status of the Award as an Incentive Stock Option, (B) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code, or (C) to comply with other Applicable Laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such procedures and sub-plans as are necessary or appropriate to permit or facilitate participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States or allow Awards to qualify for special tax treatment in a foreign jurisdiction; provided, that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction.

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to Other Person or Body. The Board or any Committee may delegate to one or more persons or bodies the authority to do one or more of the following to the extent permitted by Applicable Law: (i) designate recipients, other than Officers, of Options and SARs (and, to the extent permitted by Applicable Law, other Stock Awards), provided that no person or body may be delegated authority to grant an Award to himself or herself; (ii) determine the number of shares of Common Stock subject to such Stock Awards; and (iii) determine the terms of such Awards. Unless provided otherwise in the Board or Committee action regarding such delegation, each Award granted pursuant to this section will be granted on the applicable form of Award Agreement most recently approved for use by the Board or the Committee, with any modifications necessary to incorporate or reflect the terms of such Award. Notwithstanding anything to the contrary herein, neither the Board nor any Committee may delegate to any person or body (who is not a Director or that is not comprised solely of Directors, respectively) the authority to determine the Fair Market Value.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(f) No Repricing of Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise or strike price of any outstanding Option or SAR or (ii) cancel any outstanding Option or SAR that has an exercise or strike price (per share) greater than the then-current Fair Market Value of the Shares in exchange for cash or other Share Awards under the Plan, unless the shareholders of the Company have approved such an action within twelve (12) months prior to such an event.

3.
Shares Subject to the Plan.

(a) Share Reserve.

(i) Subject to Sections 1(a)(iii), 3(b) and 9(a), the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date (the “Share Reserve”) will not exceed 11,466,792 (2,200,000 new shares of Common Stock plus the number of shares of Common Stock available for grant under the Prior Plan as of March 1, 2024), less one share of Common Stock for each share of Common Stock granted under the Prior Plan after March 1, 2024 and prior to June 5, 2024.

(ii) For clarity, the Share Reserve is a limitation on the number of shares of Common Stock that may be issued under the Plan. As a single share may be subject to grant more than once (e.g., if a share subject to a Stock Award is forfeited, it may be made subject to grant again as provided in Section 3(b) below), the Share Reserve is not a limit on the number of Stock Awards that can be granted.

(iii) Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b) Reversion of Shares to the Share Reserve. If a Stock Award or any portion of a Stock Award (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant, then the shares that are forfeited or repurchased will revert to and again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c) Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 11,466,792 shares of Common Stock.

(d) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.
Eligibility.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the distribution requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5.
Provisions relating to Options and Stock Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. In order to exercise an Option, the Participant must provide notice of exercise in accordance with the procedures specified in the Option Agreement or otherwise provided by the Company. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The exercise price of an Option may be paid, to the extent permitted by Applicable Law and as determined by the Board, by one or more of the following methods of payment to the extent set forth in the Option Agreement:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a “cashless exercise” program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock that are already owned by the Participant free and clear of any liens, claims, encumbrances or security interests, with a Fair Market Value on the date of exercise that does not exceed the exercise price, provided that (1) any remaining balance of the exercise price not satisfied by such delivery is paid by the Participant in cash or other permitted form of payment, (2) such delivery would not violate any Applicable Law or agreement restricting the redemption of the Common Stock, (3) any certificated shares are endorsed or accompanied by an executed assignment separate from certificate, and (4) such shares have been held by the Participant for any minimum period necessary to avoid adverse accounting treatment as a result of such delivery;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are reduced to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e) Transferability of Options and SARs. Options and SARs may not be transferred to third party financial institutions for value. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order or official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, on the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of Applicable Laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and therefore become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of

Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date which occurs three months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement) and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR will terminate.

(h) Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of three months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a period of days or months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date which occurs 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date which occurs 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in a Participant’s Award Agreement or other individual written agreement between the Company or any Affiliate and the Participant, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon the date on which the event giving rise to the termination for Cause first occurred, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date on which the event giving rise to the termination for Cause first occurred (or, if required by law, the date of termination of Continuous Service). If a Participant’s Continuous Service is suspended pending an investigation of the existence of Cause, all of the Participant’s rights under the Option or SAR will also be suspended during the investigation period.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six (6) months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company's then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

6.
Provisions of Stock Awards other than Options and SARs.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under Applicable Law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under Applicable Law.

(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award (covering a number of shares not in excess of that set forth in Section 3(d) above) that is payable or that may be granted, may vest or may be exercised, contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may, but need not, require the completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee in its sole discretion. In addition, to the extent permitted by Applicable Law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award (for a dollar value not in excess of that set forth in Section 3(d) above) that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Committee in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof, may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.
Covenants of the Company.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

(b) Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.
Miscellaneous.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without Cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with the rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; provided, however, that no shares of Common Stock are withheld with a value exceeding an amount of tax calculated based on the maximum statutory tax rates in a Participant’s applicable tax jurisdiction (or such required to be withheld by law (or such lesser amount as may be necessary to avoid classification of the Stock Award as a liability for financial accounting purposes); (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant, including proceeds from the sale of shares of Common Stock issued pursuant to a Stock Award; (v) a “sell to cover” arrangement; or (vi) by such other method as may be set forth in the Award Agreement.

(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals. To the extent permitted by Applicable Law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code (to the extent applicable to a Participant). Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with Applicable Law.

(k) Compliance with Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six (6) months following the date of such Participant’s “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six (6) month period elapses, with the balance paid thereafter on the original schedule.

(l) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with the Company’s current clawback policy, as it may be amended from time to time, and any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by Applicable Law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

(m) Dividends and Dividend Equivalents. Dividends and dividend equivalents may be credited in respect of shares of Common Stock covered by a Stock Award (other than Options and SARs), as determined by the Board and contained in the applicable Award Agreement. At the sole discretion of the Board, such dividends and dividend equivalents may be converted into additional shares of Common Stock covered by the Stock Award in such manner as determined by the Board. Any additional shares of Common Stock or cash payments covered by the Stock Award credited by reason of such dividends or dividend equivalents will be subject to all of the same terms and conditions of the underlying Award Agreement to which they relate. Notwithstanding anything to the contrary in this Plan or any Award Agreement, dividends and dividend equivalents shall not be paid in respect of shares of Common Stock covered by a Stock Award until such shares of Common Stock vest pursuant to the applicable Award Agreement.

9.
Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the instrument evidencing the Stock Award or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board will take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five (5) days prior to the effective date of the Corporate Transaction), with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction;

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for a payment, in such form as may be determined by the Board, equal to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of the Stock Award immediately prior to the effective time of the Corporate Transaction, over (B) any exercise price payable by such holder in connection with such exercise.

(vii) The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10.
Termination or Suspension of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the date the Plan is adopted by the Board (the “Adoption Date”), and (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11.
Existence of the Plan.

The Plan will become effective on the Effective Date.

12.
Choice of Law.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.
Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(b) “Applicable Law” means any applicable securities, federal, state, foreign, material local or municipal or other law, statute, constitution, principle of common law, resolution, ordinance, code, edict, decree, rule, listing rule, regulation, judicial decision, ruling or requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body (including under the authority of any applicable self-regulating organization such as the Nasdaq Stock Market, New York Stock Exchange, or the Financial Industry Regulatory Authority).

(c) “Award” means a Stock Award or a Performance Cash Award.

(d) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(e) “Board” means the Board of Directors of the Company.

(f) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large non-recurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(g) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(h) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any one or more of the following events: (i) the Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude; (ii) the Participant’s attempted commission of or participation in a fraud or act of dishonesty against the Company that results in (or might have reasonably resulted in) material harm to the business of the Company; (iii) the Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any statutory duty that the Participant owes to the Company; or (iv) the Participant’s unauthorized use or disclosure of the Company’s confidential information or trade secrets; or (v) the Participant’s conduct that constitutes gross insubordination, incompetence or habitual neglect of duties and that results in (or might have reasonably resulted in) material harm to the business of the Company. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by such Participant will have no effect upon any determination of the rights or obligations of the Company or the Participant for any other purpose.

(i) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company; (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities; or (C) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

For purposes of determining voting power under the term Change in Control, voting power shall be calculated by assuming the conversion of all equity securities convertible (immediately or at some future time) into shares entitled to vote, but not assuming the exercise of any warrant or right to subscribe to or purchase those shares. In addition, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, (B) the term Change in Control will not include a change in the voting power of any one or more stockholders as a result of the conversion of any class of the Company’s securities into another class of the Company’s securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company’s Amended and Restated Certificate of Incorporation, and (C) the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. If required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

(j) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(l) “Common Stock” means the common stock of the Company, having one vote per share.

(m) “Company” means FibroGen, Inc., a Delaware corporation.

(n) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(o) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(p) “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) the consummation of a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) the consummation of a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii) the consummation of a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) the consummation of a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

To the extent required for compliance with Section 409A of the Code, in no event will an event be deemed a Corporate Transaction if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(q) “Director” means a member of the Board.

(r) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(s) “Effective Date” means June 5, 2024.

(t) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(u) “Entity” means a corporation, partnership, limited liability company or other entity.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(w) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(x) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(y) “Governmental Body” means any: (a) nation, state, commonwealth, province, territory, county, municipality, district or other jurisdiction of any nature; (b) federal, state, local, municipal, foreign or other government; (c) governmental or regulatory body, or quasi-governmental body of any nature (including any governmental division, department, administrative agency or bureau, commission, authority, instrumentality, official, ministry, fund, foundation, center, organization, unit, body or Entity and any court or other tribunal, and for the avoidance of doubt, any Tax authority) or other body exercising similar powers or authority; or (d) self-regulatory organization (including the Nasdaq Stock Market, New York Stock Exchange, and the Financial Industry Regulatory Authority).

(z) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(aa) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(bb) “Nonstatutory Stock Option” means any option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(cc) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(dd) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(ee) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ff) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(gg) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(hh) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ii) “Own,” “Owned,” “Owner,” “Ownership” A person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(jj) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(kk) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ll) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

(mm) “Performance Criteria” means the one or more criteria that the Committee will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Committee: (i) earnings (including earnings per share and net earnings); (ii) earnings before interest, taxes and depreciation; (iii) earnings before interest, taxes, depreciation and amortization; (iv) earnings before interest, taxes, depreciation, amortization and legal settlements; (v) earnings before interest, taxes, depreciation, amortization, legal settlements and other income (expense); (vi) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense) and stock-based compensation; (vii) earnings before interest, taxes, depreciation, amortization, legal settlements, other income (expense), stock-based compensation and changes in deferred revenue; (viii) total stockholder return; (ix) return on equity or average stockholder’s equity; (x) return on assets, investment, or capital employed; (xi) stock price; (xii) margin (including gross margin); (xiii) income (before or after taxes); (xiv) operating income; (xv) operating income after taxes; (xvi) pre-tax profit; (xvii) operating cash flow; (xviii) sales or revenue targets; (xix) increases in revenue or product revenue; (xx) expenses and cost reduction goals; (xxi) improvement in or attainment of working capital levels; (xxii) economic value added (or an equivalent metric); (xxiii) market share; (xxiv) cash flow; (xxv) cash flow per share; (xxvi) share price performance; (xxvii) debt reduction; (xxviii) implementation or completion of projects or processes; (xxix) employee retention; (xxx) stockholders’ equity; (xxxi) capital expenditures; (xxxii) debt levels; (xxxiii) operating profit or net operating profit; (xxxiv) workforce diversity; (xxxv) growth of net income or operating income; (xxxvi) billings; (xxxvii) bookings; (xxxviii) initiation or completion of phases of clinical trials and/or studies by specified dates; (xxxix) patient enrollment rates, (xxxx) budget management; (xxxxi) regulatory body approval with respect to products, studies and/or trials; (xxxxii) commercial launch of products; and (xxxxiii) other measures of performance selected by the Board.

(nn) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of any statutory adjustments to corporate tax rates; (5) to exclude the effects of any items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to expensed under generally accepted accounting principles; (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles; (12) to exclude the effect of any other unusual, non-recurring gain or loss or other extraordinary item; (13) to exclude the effects of the timing of acceptance for review and/or approval of submissions to the Food and Drug Administration or any other regulatory body and (14) to exclude the effects of entering into or achieving milestones involved in licensing joint ventures. In addition, the Board retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(oo) “Performance Period” means the period of time selected by the Board over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board.

(pp) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(qq) “Plan” means this FibroGen, Inc. 2024 Equity Incentive Plan.

(rr) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(ss) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(tt) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(uu) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(vv) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ww) “Securities Act” means the Securities Act of 1933, as amended.

(xx) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(yy) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(zz) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(aaa) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(bbb) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(ccc) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or any Affiliate.

FibroGen SCAN TO VIEW MATERIALS & VOTE FIBROGEN, INC. 409 ILLINOIS STREET SAN FRANCISCO, CA 94158 VOTE ONLINE Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 4, 2024. Have your proxy card available when you access the website and then follow the instructions to cast your vote. During The Meeting - Go to www.virtualshareholdermeeting.com/FGEN2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions on your proxy card. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 4, 2024. Have your proxy card available when you call and then follow the instructions to cast your vote. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. We must receive it by June 4, 2024 for your vote to be counted. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the environmental impact of and the costs incurred by our company in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards, and annual reports electronically via email or access them online. To sign up for electronic delivery, please follow the instructions above to vote online and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V48606-P10417 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FIBROGEN, INC. The Board of Directors recommends you vote FOR proposals 1, 2, 3, and 4, and 1 YEAR on proposal 5. 1. Election of Class I Directors to hold office until the 2027 Annual Meeting of Stockholders. Nominees: For Withhold 1a. Thane Wettig 1b. James A. Schoeneck 1c. Maykin Ho, Ph.D. For Against Abstain 2. To approve the FibroGen, Inc. 2024 Equity Incentive Plan 3. To approve, on an advisory basis, the compensation of the Company’s named executive officers. 4. To ratify the selection, by the Audit Committee of the Board, of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2024 1 Year 2 Years 3 Years Abstain 5. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. 6. To conduct any other business properly brought before the meeting. The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR proposals 1, 2, 3, and 4, and 1 YEAR on proposal 5. If any other matters properly come before the meeting, or if cumulative voting is required, the persons named in this proxy will vote in their discretion. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your full title as such. When signing as joint owners, all owners must sign. If a signer is a corporation, please sign in full corporate name by a duly authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. V48607-P10417 FibroGen ANNUAL MEETING OF STOCKHOLDERS June 5, 2024 8:00 AM Pacific Time THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Thane Wettig and Michael Lowenstein, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) each of them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of FibroGen, Inc. that the stockholder(s) is/ are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM Pacific Time on June 5, 2024, at www.virtualshareholdermeeting.com/FGEN2024, and any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS IN PROPOSAL 1 AND FOR PROPOSALS 2, 3, AND 4, AND 1 YEAR ON PROPOSAL 5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE MARK, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE. CONTINUED AND TO BE SIGNED ON REVERSE SIDE